Exhibit 10.1

LOAN PURCHASE AND SALE AGREEMENT (COMMERCIAL LOAN)

Dated and Effective as of June 5, 2026,

By and Between NEXBANK CAPITAL, INC.

as the Seller, and

NEXPOINT RESIDENTIAL TRUST OPERATING PARTNERSHIP, L.P.

as the Purchaser.

Loan Purchase and Sale Agreement (26E24)

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This LOAN PURCHASE AND SALE AGREEMENT (the “Agreement”), is entered into and effective on and as of June 5, 2026 (the “Effective Date”), by and between NEXBANK CAPITAL INC., a Texas corporation (the “Seller”) and NexPoint Residential Trust Operating Partnership, L.P., a Delaware limited partnership (the “Purchaser”).

WHEREAS, the Seller is the sole owner, record holder, and administrative agent of the Loan identified in the Loan Schedule appended as Schedule A to the Purchase Confirmation.

WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, all right, title, and interest of the Seller in, to, and under the Loan (including the related Collateral Documents) subject to the terms and provisions set forth herein.

NOW THEREFORE, in consideration of the mutual premises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Purchaser (each, a “Party” and collectively, the “Parties”) hereby agree as follows:

SECTION 1. DEFINITIONS AND INTERPRETATION.

(a)
Definitions. Each capitalized term used but not defined elsewhere in this Agreement shall have the meaning ascribed thereto in this Section 1(a).

“Accrued Interest”: With respect to the Loan, all unpaid interest that accrued in connection with the Loan from the date of the last paid installment through but not including the Closing Date.

“Affiliate”: With respect to any specified Person, any other Person that directly or indirectly Controls, is Controlled by, or is under common Control with the specified Person. For purposes hereof, the term “Control” and each variant thereof shall mean the direct or indirect possession by any Person of the power to direct or cause the direction of the management or policies of any other Person, whether by contract, the ownership of voting securities, or otherwise.

“Assignment, Assumption, and Recognition Agreement”: The written instrument, in the form appended as Exhibit 2 hereto, that is duly executed by both Parties and the Borrower, and to which the Underlying Loan Agreement, the Pledge Agreement, and the Security Agreement are appended thereto.

“Applicable Law”: With respect to any Person or thing, any common law, constitution, decree, demand, injunction, judgment, order, ordinance, regulation, requirement, rule, statute, treaty, or writ issued by any Governmental Authority to which such Person or thing is subject.

“Borrower”: The Person identified as the “Borrower” under the Loan Documents. “Breach Notice”: As defined in Section 7(a).

“Business Day”: Any day other than (a) a Saturday or a Sunday, or (b) a day on which (i) branches of the Federal Reserve System are permitted or required to be closed, or (ii) banks located in the State of Texas are permitted or required to be closed. If the deadline for any Party to remit

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any payment or to perform any action pursuant hereto occurs on a day that is not a Business Day, then such deadline shall be deemed extended until the next succeeding Business Day.

“Claimant”: As defined in Section 7(e).

“Closing Date”: June 5, 2026, or any other date that is mutually agreed upon by both Parties in writing. For purposes hereof, the Closing Date shall conclusively be deemed to be the “Closing Date” specified in the Purchase Confirmation.

“Collateral”: All personal property and other assets pledged, assigned, or otherwise encumbered as collateral security for the Loan pursuant to the Collateral Documents, including (a) the equity interests pledged pursuant to the Pledge Agreement, and (b) the DST Sales Proceeds and DST Sales Proceeds Account pledged pursuant to the Security Agreement, together with all proceeds thereof.

“Collateral Documents”: With respect to the Loan, all security agreements, pledge agreements, deposit account control agreements, guaranties, and other documents, instruments, and agreements executed and delivered by any Obligor in connection with the Loan to create, perfect, or maintain any lien or security interest in the Collateral, including the Pledge Agreement and the Security Agreement.

“Cut-Off Date”: The date that is the Closing Date.

“Delinquency”: With respect to the Loan, the failure by the Obligor to remit any Monthly Payment on or before the due date of the next succeeding Monthly Payment, exclusive of days of grace; provided, however, the term “Delinquency” shall not include any such failure that is attributable to borrower confusion, a servicing transfer error, or any loss mitigation activity.

“Diligence Deadline”: 12:00 p.m. Central Time on the date that is two (2) Business Days before the Closing Date.

“Disclaimed Matters” As defined in Section 4(f).

“Disclosure Schedule”: The written schedule appended as Schedule B to the Purchase Confirmation.

“DST Sales Proceeds Account”: The deposit account described on Schedule 1 to the Security Agreement, maintained at NexBank, Account Number 1639640, pledged as Collateral pursuant to the Security Agreement.

“Expiration Date”: The date that is three hundred sixty (360) days after the Closing Date. “Force Majeure Event”: As defined in Section 9(e).

“Governmental Authority”: Each (a) administrative, executive, judicial, or legislative instrumentality of any commonwealth, district, municipality, nation, state, territory, or other political subdivision thereof, and (b) governmental, non-governmental, or quasi-governmental authority empowered to regulate or supervise the activities of any Person with respect to the Loan.

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“Loan”: The Non-Rejected Loan (including the related Collateral Documents) identified in the Loan Schedule appended as Schedule A to the Purchase Confirmation; provided, however, the term “Loan” shall not include the Repurchased Loan from and after the Repurchase Date.

“Loan Assets”: As defined in Section 3(a).

“Loan Document”: With respect to the Loan, each of the following documents and instruments: (a) the Note; (b) the Underlying Loan Agreement; and (c) each Collateral Document.

“Loan File”: With respect to the Loan, the compilation of all Loan Documents in the Seller's possession, custody, or control.

“Loan Proceeds”: With respect to the Loan, all scheduled and unscheduled payments of interest, principal, fees, or other proceeds due and payable to the lender on or after the Closing Date in connection with the Loan, except to the extent of (i) any such interest that is attributable to the period of time before the Closing Date, and (ii) any such principal, fees, or other proceeds that are attributable to the period of time before the Cut-Off Date.

“Loan Schedule”: The written schedule appended as Schedule A to the Purchase Confirmation. The Loan Schedule shall include all of the following information as of the Cut-Off Date with respect to the Loan: (a) the Seller’s loan number; (b) name of each Obligor; (c) a brief description of the Collateral; (d) origination date; (e) maturity date; (f) interest rate; (g) index rate (if applicable); (h) rate margin (if applicable); (i) reset date (if applicable); (j) original Principal Balance; (k) current Principal Balance; (l) reserve balance (if any); (m) default interest rate; (n) scheduled payment amount and frequency; (o) current paid-to-date; and (p) the Purchase Price Percentage.

“Material Breach”: As defined in Section 7(a).

“Monthly Payment”: With respect to the Loan, the scheduled payment of principal, interest, and other amounts (including fees) required to be paid by the Borrower each month in connection with the Loan.

“Non-Rejected Loan”: As defined in Section 2(c).

“Note”: With respect to the Loan, the promissory note or other written instrument executed by or on behalf of the Borrower and evidencing its promise to pay the indebtedness owed in connection with the Loan.

“Noticed Breach”: As defined in Section 7(a).

“Obligor”: With respect to the Loan, each Person who is a borrower (including the Borrower), co-borrower, guarantor, pledgor, or other obligor of the indebtedness evidenced by the Note.

“Pledge Agreement”: The Pledge Agreement, dated as of January 14, 2026, executed by The Dugaboy Investment Trust, as pledgor, in favor of the Seller, as administrative agent for the

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benefit of the lenders, granting a security interest in the Pledged Equity (as defined therein) as Collateral for the Loan, together with all amendments, restatements, and supplements thereto.

“Person”: Any (a) natural person, (b) company, corporation, joint venture, partnership, syndicate, trust, or other type of juridical entity or non-juridical association through which any activity is conducted, or (c) Governmental Authority.

“Principal Balance”: With respect to the Loan, the outstanding principal balance of the Loan as of the date of determination, after giving effect to all scheduled payments and unscheduled prepayments of principal received by or on behalf of the holder of the Loan on or before such date.

“Purchase Confirmation”: The written instrument, in the form appended as Exhibit 1 hereto, that is duly executed by both Parties and to which the Loan Schedule is appended as Schedule A thereto.

“Purchase Consideration”: The sum of (a) the Purchase Price for the Loan, plus (b) the Accrued Interest for the Loan.

“Purchase Price”: With respect to the Loan, the product of (a) the Purchase Price Percentage, multiplied by (b) the Principal Balance of the Loan as of the Cut-Off Date.

“Purchase Price Percentage”: One hundred and 00/100 percent (100.00%).

“Purchaser”: NexPoint Residential Trust Operating Partnership, L.P., including its successors and permitted assigns.

“Representative”: With respect to any specified Person, any other Person that is an accountant, administrator, agent, attorney, banker, broker, contractor, director, employee, manager, member, officer, partner, shareholder, trustee, or other designee of the specified Person. For purposes hereof, no Party, its Affiliates, or its or their respective Representatives shall be deemed a Representative of the other Party, its Affiliates, or its or their respective Representatives.

“Repurchase Date”: With respect to the Loan, the date on which the Seller remits full payment of the Repurchase Price for the Loan in accordance with Section 7(b).

“Repurchase Price”: With respect to any Loan, the sum of (a) the product of the Purchase Price Percentage, multiplied by the Principal Balance of such Loan as of the Repurchase Date, plus (b) all (if any) Accrued Interest paid by the Purchaser to the Seller in connection with such Loan on the Closing Date, less all payments and prepayments of interest received by or on behalf of the Purchaser in connection with such Loan on or after the Closing Date; provided, however, the Purchaser shall not be entitled to recover any servicing advances made, or any servicing costs or expenses incurred, by or on behalf of the Purchaser in connection with the servicing of such Loan on or after the date on which the Purchaser discovers a breach of representation or warranty with respect to such Loan, except to the extent such advances, costs, and expenses were made or incurred with the Seller’s prior written consent.

“Repurchased Loan”: As defined in Section 7(b).

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“Respondent”: As defined in Section 7(e).

“Security Agreement”: The Security Agreement, dated as of January 14, 2026, executed by NexPoint Waterford Holdco, LLC, as debtor, in favor of the Seller, as administrative agent for the benefit of the lenders, granting a security interest in the DST Sales Proceeds and DST Sales Proceeds Account as Collateral for the Loan, together with all amendments, restatements, and supplements thereto.

“Security Instrument”: With respect to the Loan, each deed of trust, financing statement, mortgage, pledge agreement (including the Pledge Agreement), security agreement (including the Security Agreement), security deed, vendor’s deed, assignment of leases and rents, chattel mortgage, or other written instrument executed by or on behalf of the Obligor and evidencing its grant of a lien or security interest upon the Collateral described therein as security for the payment and performance of the Loan.

“Seller”: NexBank Capital, Inc., including its successors and permitted assigns.

“Seller Advance”: With respect to any Non-Rejected Loan, all corporate, escrow, and other servicing advances made by or on behalf of the Seller in connection with the servicing of such Non-Rejected Loan before the Closing Date, including (a) for the payment of common charges, ground rents, insurance premiums, leasehold payment, municipal assessments, property taxes, sewer rents, water charges, or other amounts which may become a lien upon the Collateral, or (b) in connection with (i) the inspection, management, marketing, maintenance, preservation, protection, restoration, or sale of the Collateral, or (ii) the investigation, prosecution, defense, or appeal of any legal proceeding or administrative action relating to such Loan, the Collateral, or the Obligor.

“Seller’s Knowledge”: “Knowledge,” as that term is defined in Section 1-202(b) of the New York Uniform Commercial Code, which is deemed received by the Seller pursuant to Section 1-202(f) thereof.

“Seller’s Servicer”: NexBank, in its capacity as subservicer for the Seller, or any other Person subsequently designated by the Seller in its sole discretion.

“Standard Qualifications”: As defined in Section 4(a).

“UCC”: The Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

“Underlying Loan Agreement”: The Credit Agreement, dated as of January 14, 2026, by and among NexPoint Advisors, L.P. and NexPoint Waterford Holdco, LLC, as Borrowers, the lenders party thereto, and the Seller, as administrative agent, as amended, restated, supplemented, or otherwise modified from time to time.

“Unsold Loan”: As defined in Section 3(b).

(b)
Interpretive Principles. This Agreement shall be construed and interpreted as if both Parties jointly drafted each provision herein, without regard to any legal doctrine, equitable

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principle, or Applicable Law which may recommend or require a presumption against or in favor of any Party. The preamble, each recital, and each attachment, exhibit, and schedule hereto are made a part hereof and incorporated herein. The heading of each provision herein is used for convenience of reference and shall not affect the construction or interpretation hereof. The use of any word in the plural form shall be construed and interpreted to include the singular form as well, and vice versa. The use of any word in the present tense shall be construed and interpreted to include the future tense as well, and vice versa. The use of any word in the masculine gender shall be construed and interpreted to include the feminine gender as well, and vice versa. The word “any” shall be construed and interpreted to mean “any or all,” and the word “each” shall be construed and interpreted to mean “each and every.” The words “day” and “days” shall be construed and interpreted to refer to calendar days, including weekends and holidays, except when used as part of the defined term “Business Day.” The words “hereby,” “herein,” “hereof,” “hereto,” “hereunder,” and words of similar import shall be construed and interpreted to refer to this Agreement in its entirety. The word “including” and each variant thereof shall be construed and interpreted to mean “including without limitation” in the unrestricted sense. The word “may” shall be construed and interpreted to confer a permissive right rather than impose a mandatory obligation, and the words “shall” and “will” shall be construed and interpreted to impose a contractual covenant rather than express a mere intention. The word “or” shall be construed and interpreted to mean “and/or” in the non-exclusive sense. Each reference to any specified agreement (including this Agreement), document, or instrument shall be construed and interpreted to include each addendum, attachment, annex, exhibit, rider, schedule, and supplement thereto, and each amendment, extension, modification, novation, and restatement thereof. Each reference to any specified Applicable Law shall be construed and interpreted to include each legislative amendment and replacement thereof, each administrative regulation and rule promulgated thereunder, and each executive order and judicial decision relating thereto. Each reference to any specified Person (including each Party) shall be construed and interpreted to include each successor and permitted assign thereof.

SECTION 2. PURCHASE AND SALE.

(a)
Agreement to Purchase and Sell. The Seller agrees to sell to the Purchaser subject to the terms and provisions set forth herein, and the Purchaser agrees to purchase from the Seller subject to the terms and provisions set forth herein, all right, title, and interest of the Seller in, to, and under the Loan on and as of the Closing Date. Notwithstanding the foregoing or any other provision herein, if the Loan is paid in full or becomes subject to a request for a payoff statement before the Closing Date, then the Seller shall have the exclusive right, at its election in its sole discretion, to terminate this Agreement without any resulting liability or obligation to the Purchaser.
(b)
Terms of Purchase and Sale. Each Party acknowledges and agrees that the transactions contemplated hereby are intended to constitute a purchase and sale of assets rather than a pledge of collateral to secure a debt, and that such Party shall report the transactions contemplated hereby as a purchase and sale of assets for accounting, regulatory, tax, and all other purposes. The Purchaser further acknowledges and agrees that (i) the purchase, sale, and transfer of the Loan are made on an “as is, where is, with all faults” basis without recourse of any kind or type against the Seller, except to the extent of the limited rights and remedies expressly set forth in Section 7, (ii) the Seller has not made, will not make, and hereby disclaims all express, implied,

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and statutory representations and warranties, other than the limited representations and warranties expressly set forth in Section 5 and Section 6, and (iii) no Representative of the Seller has made, or has been authorized to make, any representations or warranties to the Purchaser or any Representative thereof.

(c)
Purchaser Diligence. Upon the Purchaser’s request from time to time before the Diligence Deadline, the Seller shall make available to the Purchaser or its designee, by file transfer protocol or any other mutually agreeable electronic method, digital images of all Loan Documents and Loan Files relating to the loan identified by the Seller (the “Presented Loan”). At any time before the Diligence Deadline, the Purchaser shall have the right to reject the Presented Loan if it fails to conform, in a manner that has a material and adverse effect upon the value of the Presented Loan, with (i) the loan characteristics set forth in the information presented by the Seller, or (ii) the representations and warranties set forth in Section 6 (in which case, the Presented Loan shall be a “Non-Conforming Loan”). Before the Diligence Deadline, the Purchaser may deliver to the Seller (by email transmitted to mike.mendelow@nexbank.com) written notice that the Purchaser has elected to reject the Non-Conforming Loan and the reason for such rejection (a “Rejection Notice”). If the Purchaser has duly provided and the Seller has timely received a Rejection Notice with respect to the Non-Conforming Loan (in which case, the Loan shall be a “Rejected Loan”), the Purchaser shall not be obligated to purchase the Loan; otherwise (in which case, the Loan shall be a “Non-Rejected Loan”), the Purchaser shall be obligated to purchase the Loan, subject to the satisfaction or waiver of all conditions precedent set forth in Section 2(d)(i). Notwithstanding anything herein to the contrary, the Purchaser shall have the right, upon receipt of the Loan Schedule prepared as of the Closing Date, to review the information set forth therein and to reject the Loan by written notice (by email transmitted to mike.mendelow@nexbank.com) to the Seller. In such event, such notice shall be deemed a timely Rejection Notice notwithstanding the expiration of the Diligence Deadline, and the Purchaser shall have no obligation to purchase the Loan.
(d)
Conditions Precedent. The closing for the purchase and sale of the Loan shall occur on the Closing Date, shall be conducted by email, shall be confirmed by the fully executed Purchase Confirmation, and shall be subject to the satisfaction (or written waiver by the specified Party) of all conditions precedent set forth in this Section 2(d).
(i)
Purchaser Closing Conditions. The Purchaser’s obligation to purchase the Loan from the Seller shall be subject to the satisfaction (or written waiver by the Purchaser) of all of the following conditions precedent as of the Closing Date: (A) the Purchaser’s receipt of (I) an electronic copy of the Seller’s duly executed counterpart of this Agreement, and (II) an electronic copy of the complete Loan Schedule approved by the Purchaser; and (B) the Purchaser’s receipt of all documents and instruments required to be delivered by the Seller pursuant to Section 3(b)(i) with respect to the Loan.
(ii)
Seller Closing Conditions. The Seller’s obligation to sell the Loan to the Purchaser shall be subject to the satisfaction (or written waiver by the Seller) of all of the following conditions precedent as of the Closing Date: (A) the Seller’s receipt of (I) an electronic copy of the Purchaser’s duly executed counterpart of this Agreement, (II) an electronic copy of the Purchaser’s duly executed counterpart of the Purchase Confirmation, and (III) if the Loan is an Unsold Loan, all documents and instruments required to be delivered by the Purchaser pursuant to

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Section 3(b)(i) with respect to the Loan; and (B) the Seller’s receipt of the Purchase Consideration for the Loan in accordance with Section 2(e).

(e)
Purchase Consideration. Subject to the satisfaction (or written waiver by the specified Party) of all conditions precedent set forth in Section 2(d)(i), the Purchaser shall remit payment of the Purchase Consideration for the Loan not later than 5:00 p.m. Central Time on the Closing Date by wire transfer of immediately available funds to the depository account designated by the Seller in writing not less than two (2) Business Days before the Closing Date.

SECTION 3. TRANSFER OF OWNERSHIP.

(a)
Vesting of Title. Immediately upon the Seller’s receipt of payment of the Purchase Consideration for the Loan in accordance with Section 2(e), and without any further action by or notice to either Party:
(i)
the Seller shall and hereby does assign, convey, and transfer to the Purchaser, on and as of the Closing Date and subject to the terms and provisions set forth herein, all then existing and thereafter acquired right, title, and interest of the Seller in, to, and under (A) the Loan, including the related Loan File and all documents and instruments therein, (B) all scheduled and unscheduled payments of principal received after the Cut-Off Date in connection with the Loan, (C) all scheduled and unscheduled payments of interest received on or after the Closing Date in connection with the Loan, (D) all other Loan Proceeds received on or after the Cut-Off Date in connection with the Loan, and (E) all rights of the Seller under the Collateral Documents related to the Loan (collectively, the “Loan Assets”); and
(ii)
the Purchaser shall and hereby does accept, assume, and receive from the Seller, on and as of the Closing Date and subject to the terms and provisions set forth herein, (A) all then existing and thereafter acquired right, title, and interest of the Seller in, to, and under the Loan Assets, and (B) all then existing and thereafter arising duties, liabilities, obligations, and responsibilities arising under, incidental to, resulting from, or relating to the Loan Assets accruing from and after the Closing Date.
(b)
Delivery of Loan Documents.
(i)
Document Delivery. Not less than two (2) Business Days before the Closing Date, the Seller shall deliver to the Purchaser, in electronic format, all Loan Documents and the Loan File relating to the Loan, together with any consent or approval (which may be contained in the Assignment, Assumption, and Recognition Agreement) required from any Obligor or other party under the Underlying Loan Agreement or the Collateral Documents in connection with the assignment of the Loan to the Purchaser and the replacement of Seller by Purchaser as Administrative Agent. On the Closing Date, the Seller shall execute and deliver to the Purchaser

(A) an original Assignment, Assumption, and Recognition Agreement with respect to the Loan, duly executed by or on behalf of the Seller, assigning all of the Seller's right, title, and interest in, to, and under the Loan and the related Collateral Documents to the Purchaser without recourse, representation, or warranty except as expressly set forth herein; and (B) such other instruments of transfer and assignment as may be reasonably necessary to evidence the transfer of the Loan to the Purchaser, including, as applicable, assignments, allonges, endorsements, deposit account control

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agreements, collateral assignments, servicing transfer documents, register updates, and administrative agent acknowledgements. If the Loan is not purchased and sold on the Closing Date (in which case, the Loan shall be an “Unsold Loan”), the Purchaser shall, promptly thereafter, return to the Seller all Loan Documents and the Loan File delivered by the Seller with respect to the Loan.

(ii)
UCC Filing. Not later than ten (10) Business Days after the Closing Date, and at the Purchaser's sole cost and expense, the Purchaser shall file or cause to be filed all UCC financing statement amendments and other instruments reasonably necessary under applicable law to reflect the assignment of the Collateral Documents from the Seller to the Purchaser and to perfect the Purchaser's security interest in the Collateral. Not later than thirty (30) days after the Closing Date, the Purchaser shall deliver to the Seller (by email transmitted to mike.mendelow@nexbank.com) evidence of the filing of all such UCC financing statement amendments.
(c)
Intentionally Omitted.
(d)
Further Actions. Each Party shall take or cause to be taken all customary actions, and shall execute or cause to be executed all customary documents and instruments, that are reasonably requested by the other Party and reasonably necessary to convey title to the Loan Assets from the Seller to the Purchaser and to effect the assignment of the Loan and the related Collateral Documents.

SECTION 4. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE PURCHASER.

The Purchaser hereby represents and warrants to the Seller, on and as of the Effective Date and the Closing Date, as follows:

(a)
this Agreement (i) has been duly authorized, executed, and delivered by the Purchaser, and (ii) constitutes a binding, enforceable, and valid obligation of the Purchaser, except as the enforceability hereof may be limited by (A) applicable bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization, or similar laws affecting the rights of debtors and creditors generally, and (B) general principles of equity, whether enforcement is sought in a proceeding at law or in equity (clauses (A) and (B), collectively, the “Standard Qualifications”). In addition, if the Purchaser is an “insured depository institution,” as that term is defined in 12

U.S.C. § 1813(c)(2), then this Agreement (i) complies with all federal, state, and local banking laws, rules, regulations, and requirements to which the Purchaser is subject, (ii) is being executed by the Purchaser contemporaneously with the agreement reached among the Parties, and (iii) has been approved by a corporate resolution that was (A) duly adopted by and reflected in the minutes of the Purchaser’s board of directors, and (B) duly certified by the secretary, assistant secretary, treasurer, or assistant treasurer of the Purchaser’s board of directors;

(b)
the Purchaser (i) is duly organized, in good standing, and validly existing, in accordance with all Applicable Laws of the jurisdiction where the Purchaser is organized, (ii) has obtained all approvals, authorizations, and consents that are necessary for the Purchaser to execute, deliver, and perform this Agreement, (iii) maintains all licenses, permits, and qualifications, or all

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required exemptions therefrom, that are necessary for the Purchaser to conduct its business and to own and administer commercial loans of the same type as the Loan, (iv) does not believe, nor does it have any reason to believe, that it cannot perform its respective covenants, obligations, and undertakings hereunder and in accordance herewith, and (v) has not engaged any agent, broker, or salesperson that is entitled to receive payment of a commission or other compensation from the Seller in connection with the transactions contemplated hereby;

(c)
the Purchaser (i) acquires and administers, in the ordinary course of its business, commercial loans of the same type as the Loan, (ii) is an “accredited investor,” as that term is defined pursuant to 17 C.F.R. § 230.501 of the Securities Act of 1933, or is a “qualified institutional buyer” as that term is defined pursuant to 17 C.F.R. § 230.144A of the Securities Act of 1933, and, in each case, holds itself out to the general public as a sophisticated institutional investor with experience and knowledge sufficient to evaluate the merits and risks of an investment in the Loan, and (iii) was provided an opportunity to obtain and has obtained, or elected not to obtain, all independent accounting, legal, tax, and other advice from its own accountants, attorneys, and other professionals to the extent the Purchaser deems necessary or appropriate to make an informed business decision to purchase the Loan;
(d)
the Purchaser (i) has received all Loan Documents, the Loan File, and other documents and information relating to the Loan that are required to be delivered by the Seller on or before the Closing Date or that otherwise have been requested from the Seller (collectively, the “Private Diligence Materials”), (ii) has obtained, or elected not to obtain, all other documents and information relating to the Loan that are available in the public domain from government offices, service providers, and other third-party sources (collectively, the “Public Diligence Materials”),

(iii) was provided an opportunity to perform and has performed, or elected not to perform, all independent examinations, inquiries, and investigations of the Loan, including the Private Diligence Materials and Public Diligence Materials (collectively, the “Diligence Materials”), to the extent the Purchaser deems necessary or appropriate to make an informed business decision to purchase the Loan, and (iv) is relying solely upon its own independent examinations, inquiries, and investigations in deciding to purchase the Loan, and is not relying upon any oral or written representations, warranties, or statements made by or on behalf of the Seller or its Representatives, other than the representations and warranties expressly set forth in Section 5 and Section 6;

(e)
the Purchaser acknowledges that (i) the Diligence Materials may include inaccurate or incomplete information, as well as defective or missing documents, that, individually or in the aggregate, may materially and adversely affect the enforceability, transferability, or value of the Loan or the Purchaser’s interest therein, and (ii) the Seller does not insure, guarantee, represent, or warrant the accuracy or completeness of (A) any Public Diligence Materials, or (B) any Loan Documents, Loan Files, or other Private Diligence Materials, except that the Seller has delivered all material Loan Documents in the Seller’s possession relating to the Loan; and
(f)
the Purchaser acknowledges that (i) some of the Loan Documents may have been executed or issued electronically, and the Loan File may include documents or instruments for which one or more pages or attachments, exhibits, or riders may be missing and cannot be obtained,

(ii) the Loan may be evidenced by a Note that is lost or missing and cannot be obtained, but for which the Loan File includes a lost note affidavit from the lender that was in possession of the Note at the time it was lost and such lost note affidavit is sufficient, in form and substance, to

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permit enforcement of the Loan under applicable law, (iii) intentionally deleted, (iv) the value of the Collateral may be adversely affected by market conditions, the financial condition of the Borrower, or other factors beyond the Seller's control, (v) the Underlying Loan Agreement and Collateral Documents may contain provisions that limit or condition the Purchaser's ability to enforce its rights against the Borrower or the Collateral, and (vi) except as set forth in Sections 5 and 6 of this Agreement, the Seller has not made, will not make, and hereby disclaims all express, implied, and statutory representations and warranties relating to the matters set forth in Section 4(e), and/or clauses (i) through (v) of this Section 4(f), and/or the Disclosure Schedule (collectively, the “Disclaimed Matters”). The Purchaser acknowledges that the Loan may be affected by one or more of the Disclaimed Matters, confirms that the Purchaser has elected to purchase the Loan notwithstanding the fact that it may be affected by one or more of the Disclaimed Matters, and agrees that the Purchaser is knowingly assuming all risks and liabilities associated with the Disclaimed Matters. Notwithstanding anything herein to the contrary, nothing in this Section shall limit or qualify any liability arising from intentional fraud or willful concealment of material information.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

The Seller hereby represents and warrants to the Purchaser, on and as of the Effective Date and the Closing Date, as follows:

(a)
this Agreement (i) has been duly authorized, executed, and delivered by the Seller, and (ii) constitutes a binding, enforceable, and valid obligation of the Seller, except as the enforceability hereof may be limited by the Standard Qualifications;
(b)
the Seller (i) is duly organized, in good standing, and validly existing, in accordance with all Applicable Laws of the jurisdiction where the Seller is organized, (ii) has obtained all approvals, authorizations, and consents that are necessary for the Seller to execute, deliver, and perform this Agreement, (iii) maintains all licenses, permits, and qualifications, or all required exemptions therefrom, that are necessary for the Seller to conduct its business and to own and administer commercial loans of the same type as the Loan, (iv) does not believe, nor does it have any reason to believe, that it cannot perform its respective covenants, obligations, and undertakings hereunder and in accordance herewith, and (v) has not engaged any agent, broker, or salesperson that is entitled to receive payment of a commission or other compensation from the Purchaser in connection with the transactions contemplated hereby;
(c)
the Seller’s sale of the Loan pursuant hereto (i) is made in the ordinary course of the Seller’s business and is not subject to the bulk transfer laws of the jurisdiction where it is organized, and (ii) does not constitute a breach of any agreement to which the Seller is a party and does not violate any decree, injunction, judgment, order, writ, or other Applicable Law to which the Seller or its property is subject;
(d)
the Seller (i) has not admitted in writing its inability to pay any material indebtedness as it becomes due, or voluntarily suspended payment of any material indebtedness that has become due, (ii) is not insolvent or engaged in any business or transaction for which any property remaining with the Seller is an unreasonably small capital, and (iii) does not intend to

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incur any indebtedness that would be beyond the ability of the Seller to pay upon maturity, or to hinder, delay, or defraud any Person to which the Seller is indebted; and

(e)
there is no pending or, to the Seller’s Knowledge, threatened, (i) bankruptcy, insolvency, receivership, or similar legal proceeding in which the Seller is a debtor, or (ii) legal proceeding or administrative action against the Seller that, if adversely determined, would render the Seller unable to perform its respective covenants, obligations, and undertakings hereunder.

SECTION 6. REPRESENTATIONS AND WARRANTIES REGARDING THE LOAN.

Except with respect to the Disclaimed Matters, the Seller hereby represents and warrants to the Purchaser, on and as of the Closing Date, as follows with respect to the Loan:

(a)
Sole Owner. Except for a participation interest that is held by NexBank and that will be terminated on the Closing Date, the Seller is the sole owner and holder and administrative agent of the Loan free and clear of any encumbrance, lien, pledge, or other security interest that has not been fully and finally released on or before the Closing Date. Upon the Seller’s receipt of the Purchase Consideration for the Loan, the Purchaser shall become the sole owner and holder and administrative agent of all right, title, and interest of the Seller in, to, and under the Loan free and clear of any encumbrance, lien, pledge, or other security interest that has not been fully and finally released on or before the Closing Date.
(b)
Loan Schedule. The information set forth in the Loan Schedule with respect to the Loan accurately reflects the information contained in the Loan File and the Seller’s books and records as of the Cut-Off Date. To the Seller’s Knowledge, the information set forth in the Loan Schedule with respect to the Loan is true and correct as of the Cut-Off Date.
(c)
Legal Compliance. The origination and administration practices employed by the Seller with respect to the Loan have complied in all material respects with all Applicable Laws and the terms of the Loan Documents. The Loan is not subject to any usury claim or interest rate limitation challenge that would render any material term of the Loan unenforceable under applicable law.
(d)
Loan Terms. The material terms of the Note and the Underlying Loan Agreement have not been altered, amended, or modified in any material respect, except by a written instrument that is included in the Loan File. The material terms of any such alteration, amendment, or modification are accurately reflected by the information set forth in the Loan Schedule.
(e)
Loan Proceeds. The original Principal Balance of the Loan has been fully disbursed to the Borrower and there is no requirement for future advances thereunder, except to the extent of any reserve funds set forth in the Loan Schedule or permitted under the Underlying Loan Agreement. All costs, expenses, and fees incurred in connection with the origination of the Loan have been paid, and no Obligor is entitled to a refund of any amounts due or paid in connection with the origination of the Loan.
(f)
Loan Documents. The Note and the Underlying Loan Agreement are genuine, have been duly and properly executed by all parties thereto, and constitute binding, enforceable, and valid obligations of the parties thereto, except as the enforceability thereof may be limited by the

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Standard Qualifications. All parties to the Note and the Underlying Loan Agreement had legal capacity to enter into the Loan and to execute and deliver the Note and the Underlying Loan Agreement.

(g)
Valid Security Interest. Each Collateral Document creates a legal, valid, and subsisting security interest upon the Collateral described therein in favor of the Seller (as administrative agent for the benefit of the lenders), subject only to the Standard Qualifications and

(i) liens and security interests that constitute "Permitted Liens" as defined in the Underlying Loan Agreement, and (ii) any restrictions on transfer or assignment arising under applicable securities laws or the organizational documents of any pledged entity (clauses (i) and (ii), collectively, the "Permitted Exceptions"). To the Seller's Knowledge, the security interest granted to the Seller in the Collateral has been duly perfected under the UCC or other applicable law, as appropriate, and constitutes a first-priority security interest in the Collateral, subject only to the Permitted Exceptions.

(h)
Collateral Document Provisions. Each Collateral Document contains customary provisions that are adequate for the Seller (as administrative agent) to realize the benefits of its security interest in the Collateral described therein by the lawful exercise of rights and remedies available to a secured party under the UCC or other applicable law. Each Collateral Document is in proper form for filing or delivery (as applicable) under the laws of the jurisdiction governing the perfection of the security interest in the Collateral described therein. To the Seller’s Knowledge, no fees are due or will become payable to any third party in connection with the enforcement of the Collateral Documents, except in connection with a default by the Borrowers or an event of default under the Underlying Loan Agreement.
(i)
Collateral Description. The Collateral described in the Collateral Documents constitutes valid and existing property of the pledgors and obligors identified therein, and, to the Seller's Knowledge, the descriptions of the Collateral set forth in the Collateral Documents are accurate and sufficient to perfect the security interest intended to be granted therein under applicable law.
(j)
UCC Filings and Searches. To the Seller's Knowledge, all UCC financing statements and other filings or recordings necessary to perfect the security interest in the Collateral have been duly filed or recorded in the appropriate filing offices. The Seller has not made, and to the Seller's Knowledge there is not pending, any adverse claim against the Collateral that would impair the validity or priority of the security interest in the Collateral granted under the Collateral Documents, subject only to the Permitted Exceptions.
(k)
No Satisfaction or Release. The security interest created by any Collateral Document has not been cancelled, terminated, satisfied, or subordinated, in whole or in part, nor has the Seller executed any instrument that would effectuate any such cancellation, termination, satisfaction, or subordination. No Obligor has been released from any monetary or non-monetary obligation under the Loan Documents, in whole or in part, except in connection with a written modification agreement that is included in the Loan File.
(l)
No Defaults or Waivers. No Event of Default (as defined in the Underlying Loan Agreement) has been declared and is continuing on the Closing Date, and the Seller has not

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received written notice of any circumstances which, to the Seller’s Knowledge, are continuing on the Closing Date and constitute (or reasonably could be expected to constitute) an Event of Default under the Underlying Loan Agreement. The Seller has not agreed to waive any Event of Default or event of acceleration under the Underlying Loan Agreement or any Collateral Document. The Loan is not cross-collateralized or cross-defaulted with any other loan.

(m)
No Defenses. With the exception of any contractual limitations on prepayment set forth in the Underlying Loan Agreement, neither the operation of the terms of the Note or the Underlying Loan Agreement, nor the exercise of any right or remedy thereunder, will render the Note or the Underlying Loan Agreement unenforceable. No Obligor has asserted or threatened any counterclaim, defense, or right of rescission or set-off against the Seller with respect to the Loan.
(n)
No Fraud. The Loan is not affected by any intentional misstatement of material fact, intentional omission of material fact, or willful violation of Applicable Law by the Seller, any Representative thereof or, to the Seller’s Knowledge, any Obligor.
(o)
No Broker. Seller has not dealt with any broker, investment banker, agent, or other Person, who may be entitled to any commission, compensation or other payment in connection with the sale of the Loan Rights.
(p)
Seller has not assigned, pledged, promised, encumbered, sold participations in, or otherwise transferred any interest in any Loan Document to any Person (other than NexBank, which holds a participation interest that will be terminated on the Closing Date) or released or agreed to modify any collateral for the Loan.
(q)
No Claims. Seller has no knowledge of any claims asserted or which could be asserted by any Obligor against the Seller with respect to the Loan and, to the Seller’s Knowledge, there are no known proceedings pending or threatened against Seller by any Obligor, its members, officers or directors at law or in equity, with respect to the Loan. Further Seller has no Knowledge of any claims or litigation that would have a material adverse effect on the ability of Seller to consummate the transaction contemplated by this Agreement.
(r)
Exhibit 3. The information set forth on Exhibit 3 attached hereto is to Seller’s Knowledge, true and correct as of the dates set forth in Exhibit 3.

SECTION 7. RIGHTS AND REMEDIES.

(a)
Material Breaches. If the Purchaser discovers a breach of any representation or warranty set forth in Section 5 or Section 6, except to the extent of any Disclaimed Matters (a “Breach”), and the Breach materially and adversely affects the value of the Loan or the Purchaser’s interest therein (a “Material Breach”), then the Purchaser may request that the Seller cure the Material Breach by providing written notice thereof to the Seller in accordance with Section 9(a) (the “Breach Notice”), not later than the earlier of the Expiration Date or sixty (60) days after the Purchaser’s discovery of the Material Breach. The Breach Notice shall (i) describe the noticed Material Breach in reasonable detail (the “Noticed Breach”), (ii) identify the Seller’s loan number for the Loan, and (iii) append documentation sufficient to evidence the Noticed Breach and the effect thereof upon the value of the Loan or the Purchaser’s interest therein. Promptly upon the

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Seller’s receipt of a timely provided Breach Notice in accordance with this Section 7(a), the Seller shall use commercially reasonable efforts in good faith to cure the Noticed Breach described therein within thirty (30) days after the date on which the Seller received the Breach Notice (the “Cure Period”); provided, however, if the Seller is diligently proceeding to cure the Noticed Breach but is unable to do so before the expiration of the Cure Period as a result of a Force Majeure Event beyond the Seller’s commercially reasonable control, then the Seller may request and shall be granted a thirty (30) day extension of the Cure Period by providing written notice thereof to the Purchaser by email. If the Seller fails to cure the Noticed Breach in all material respects before the expiration of the Cure Period, then the Seller shall repurchase the Loan and remit payment of the Repurchase Price subject to the terms and provisions set forth in Section 7(b).

(b)
Repurchase Procedure. The Seller’s repurchase and remittance obligations under Section 7(a) with respect to the Loan shall be subject to the limitations set forth in Section 7(d) as well as the satisfaction (or written waiver by the Seller) of all of the following conditions precedent on and as of the mutually agreed upon Repurchase Date:
(i)
the Seller shall have received from the Purchaser all of the following items with respect to such Loan: (A) all documentation necessary to substantiate each component of the Repurchase Price for such Loan, including all servicing notes, payment histories, and third-party invoices; (B) the complete Loan File, including (I) all Loan Documents that the Seller delivered to the Purchaser in connection with or subsequent to its purchase of such Loan, and (II) all other documents and information in the Purchaser’s possession, custody, or control relating to the administration of such Loan from the Closing Date through the Repurchase Date; (C) an original Assignment, Assumption, and Recognition Agreement, duly executed by or on behalf of the Purchaser and reflecting the Purchaser’s assignment of all of its right, title, and interest in, to, and under such Loan and the related Collateral Documents back to the Seller without recourse; and (D) all collections and proceeds actually received and then being held by the Purchaser in its capacity as lender, administrative agent, or otherwise, with respect to the Loan and not reflected in the calculation of the Repurchase Price; and
(ii)
all of the following representations and warranties, each of which shall be and hereby is deemed made by the Purchaser on and as of the Repurchase Date, shall be true and correct on and as of the Repurchase Date with respect to such Loan: (A) the Purchaser is the sole owner and holder of such Loan and has not assigned, conveyed, encumbered, hypothecated, pledged, sold, or otherwise transferred any right, title, or interest in, to, or under such Loan since the Closing Date; (B) the security interest created by each Collateral Document has not been cancelled, terminated, satisfied, or subordinated since the Closing Date, in whole or in part, nor has any instrument been executed since the Closing Date that would effectuate any such cancellation, termination, satisfaction, or subordination; (C) no Obligor has been released from any monetary or non-monetary obligation under the Loan Documents since the Closing Date, in whole or in part, nor has any instrument been executed since the Closing Date that would effectuate any such release; (D) the terms of the Note and the Underlying Loan Agreement have not been altered, amended, modified, or waived in any material respect since the Closing Date; and (E) such Loan has been administered in accordance with all Applicable Laws and the terms of the Loan Documents at all times since the Closing Date, and such Loan has not been the subject of any fraudulent misconduct, gross negligence, or violation of Applicable Law by Purchaser or its Affiliates at any time since the Closing Date.

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Promptly upon the satisfaction (or written waiver by the Seller) of all of the foregoing conditions precedent, the Seller shall repurchase such Loan (each, a “Repurchased Loan”) and remit payment of the Repurchase Price for such Repurchased Loan by wire transfer of immediately available funds to the depository account designated by the Purchaser in writing not less than two

(2) Business Days before the Repurchase Date. Immediately upon the Seller’s remittance of the Repurchase Price for any Repurchased Loan in accordance with this Section 7(b), and without any further action by or notice to either Party, (i) the Purchaser shall and hereby does assign, convey, and transfer to the Seller, on and as of the Repurchase Date and subject to the terms and provisions set forth in this paragraph, all then existing and thereafter acquired right, title, and interest of the Purchaser in, to, and under (A) such Repurchased Loan, including the related Loan Files and all documents and instruments therein, (B) all scheduled and unscheduled payments of principal received on or after the Repurchase Date in connection with such Repurchased Loan, (C) all scheduled and unscheduled payments of interest received on or after the Repurchase Date in connection with such Repurchased Loan, (D) all other Loan Proceeds received on or after the Repurchase Date in connection with such Repurchased Loan, and (E) all rights of the Purchaser under the Collateral Documents related to such Repurchased Loan from and after the Repurchase Date (collectively, the “Repurchased Loan Assets”); and (ii) the Seller shall and hereby does accept, assume, and receive from the Purchaser, on and as of the Repurchase Date and subject to the terms and provisions set forth in this paragraph, (A) all then existing and thereafter acquired right, title, and interest of the Purchaser in, to, and under the Repurchased Loan Assets, and (B) all then existing and thereafter arising duties, liabilities, obligations, and responsibilities arising under, incidental to, resulting from, or relating to the Repurchased Loan Assets from and after the Repurchase Date. Thereafter, all Loan Documents, Loan Proceeds, and other Repurchased Loan Assets that remain in or come into the Purchaser’s possession, custody, or control with respect to such Repurchased Loan shall be held by the Purchaser in trust for the Seller and shall be delivered to the Seller or its designee not later than five (5) Business Days after the earlier of the Purchaser’s receipt thereof or the Seller’s demand therefor.

(c)
Mutual Indemnification.
(i)
Indemnification by the Seller. Subject to the limitations set forth in Section 7(d), the Seller shall indemnify and hold harmless the Purchaser against all out-of-pocket costs, damages (other than consequential, exemplary, incidental, indirect, multiple, punitive, special, or speculative damages), expenses, fees (including reasonable attorney’s fees), fines, forfeitures, judgments, liabilities, penalties, and other actual losses (collectively, “Purchaser Losses”), in each case without duplication, to the extent they are incurred or sustained by the Purchaser in connection with any third-party claim arising from or based upon any breach by the Seller of any covenant, obligation, representation, warranty, or other provision herein in any material respect, except to the extent of any Disclaimed Matters; provided, however, the Seller shall not have any obligation to indemnify or hold harmless the Purchaser to the extent of any Purchaser Losses that are attributable to (x) any facts or circumstances for which the Purchaser is obligated to indemnify and hold harmless the Seller pursuant to Section 7(c)(ii), or (y) any error, fraud, negligence, willful misconduct, or violation of Applicable Law by the Purchaser, its Affiliates, or its or their respective Representatives, or the failure by any such Person to use commercially reasonable efforts in good faith to mitigate such Purchaser Losses. The Seller’s indemnification obligation under this Section 7(c)(i) is limited to third-party claims only and does not include claims by and between the Parties.
(ii)
Indemnification by the Purchaser. The Purchaser shall indemnify and hold harmless the Seller against all out-of-pocket costs, damages (other than consequential, exemplary,

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incidental, indirect, multiple, punitive, special, or speculative damages), expenses, fees (including reasonable attorney’s fees), fines, forfeitures, judgments, liabilities, penalties, and other actual losses (collectively, “Seller Losses”), in each case without duplication, to the extent they are incurred or sustained by the Seller in connection with any third-party claim arising from or based upon any breach by the Purchaser of any covenant, obligation, representation, warranty, or other provision herein in any material respect; provided, however, the Purchaser shall not have any obligation to indemnify or hold harmless the Seller to the extent of any Seller Losses that are attributable to (x) any facts or circumstances for which the Seller is obligated to indemnify and hold harmless the Purchaser pursuant to Section 7(c)(i), or (y) any error, fraud, negligence, willful misconduct, or violation of Applicable Law by the Seller, its Affiliates, or its or their respective Representatives, or the failure by any such Person to use commercially reasonable efforts in good faith to mitigate such Seller Losses. The Purchaser’s indemnification obligation under this Section 7(c)(ii) is limited to third-party claims only and does not include claims by and between the Parties.
(iii)
Indemnification Procedure. If any Party (the “Indemnitee”) receives notice or otherwise obtains knowledge of any third-party claim that reasonably could be expected to give rise to a demand for indemnification pursuant to this Section 7(c) (each, an “Indemnified Claim”) against the other Party (the “Indemnitor”), then the Indemnitee shall provide written notice thereof to the Indemnitor in accordance with Section 9(a) (each, an “Indemnitee Notice”) not later than ten (10) Business Days after the Indemnitee receives notice or otherwise obtains knowledge of such Indemnified Claim. Upon the Indemnitor’s receipt of an Indemnitee Notice with respect to any Indemnified Claim, the Indemnitor shall have the right (but not the obligation) to elect, by providing written notice thereof to the Indemnitee in accordance with Section 9(a) (each, an “Indemnitor Notice”) not later than ten (10) Business Days after the Indemnitor’s receipt of such Indemnitee Notice, either to participate in or to assume the defense of such Indemnified Claim with counsel selected and paid by the Indemnitor. If the Indemnitor elects to assume the defense of an Indemnified Claim, then the Indemnitor shall no longer have any obligation to indemnify the Indemnitee for any attorneys’ fees subsequently incurred by the Indemnitee in connection with its own defense of such Indemnified Claim.
(d)
Exclusive Remedies. The Purchaser acknowledges and agrees that, notwithstanding any other provision herein, (i) the Purchaser’s cure, repurchase, and indemnification rights under Section 7 are intended to be and shall be the sole and exclusive remedies available to the Purchaser for any breach by the Seller of any representation or warranty herein, but are not intended to be and shall not be applicable or available with respect to any Disclaimed Matters, (ii) the Seller’s cure, repurchase, and indemnification obligations under Section 7 shall automatically terminate on and as of the Expiration Date, after which time no claim for cure, repurchase, or indemnification shall be asserted by the Purchaser or enforceable against the Seller, except with respect to any Material Breach for which the Seller received a timely provided Breach Notice in accordance with Section 7(a) before the Expiration Date, and

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(iii) the mere fact of a breach by Seller of any representation or warranty shall not, standing alone be deemed to constitute nor be admissible as evidence of bad faith, lack of good faith, fraudulent inducement, fraudulent misrepresentation, or fraudulent misconduct of any kind. Notwithstanding anything to the contrary in this Agreement, the limitations on survival, cure, repurchase, indemnification, damages, and exclusive remedies set forth in this Section 7 shall not

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apply to claims arising from or relating to intentional fraud, willful misconduct, or gross negligence. Each Party expressly, irrevocably, and unconditionally releases and waives, to the fullest extent permissible by Applicable Law, all rights such Party may have to claim or recover from the other Party (i) any consequential, exemplary, incidental, indirect, multiple, punitive, special, or speculative damages except to the extent expressly permitted herein, irrespective of whether such damages were foreseeable by or known to any Party, or are otherwise available to any Party at law or in equity, or (ii) any amounts attributable to or associated with business interruptions, data losses, lost goodwill, lost opportunities, lost profits, operating losses, reputational harm, or “general and administrative expenses,” as that term is defined for purposes of Generally Accepted Accounting Principles, incurred or sustained by the Claimant.

(e)
Dispute Resolution. If any Party, its Affiliates, or its or their respective Representatives (the “Claimant”), has any claim, complaint, demand, dispute, or other grievance arising under or relating to this Agreement or any transactions or occurrences contemplated hereby, incidental hereto, or resulting herefrom (each, a “Dispute”) against the other Party, its Affiliates, or its or their respective Representatives (the “Respondent”), then the aggrieved Party shall provide written notice of the Dispute to the other Party in accordance with Section 9(a) (each, a “Dispute Notice”) not less than thirty (30) days before the Claimant commences any judicial proceeding or takes any other legal action based upon such Dispute (each, a “Related Action”). Each Dispute Notice shall (i) describe in reasonable detail the factual basis and legal support for the noticed Dispute (the “Noticed Dispute”), (ii) append documentation sufficient to evidence the factual basis of the Noticed Dispute and the economic damages caused thereby, and

(iii) specify the total dollar amount and/or other non-monetary relief that the Claimant would be willing to accept from the Respondent to resolve the Noticed Dispute. Not later than five (5) Business Days after any Party’s delivery or receipt of a Dispute Notice in accordance with this Section 7(e), such Party shall designate a senior officer with authority to agree upon a mutually acceptable resolution of the Noticed Dispute described therein (each, a “Designated Officer”), and shall provide written notice of such designation to the other Party in accordance with Section

9(a). Promptly thereafter, both Designated Officers shall use commercially reasonable efforts in good faith to initially and, as necessary, periodically confer (by online meeting or telephonic conference) and endeavor to negotiate a mutually agreeable resolution of such Noticed Dispute. If a Noticed Dispute is not resolved to the Claimant’s reasonable satisfaction within thirty (30) days after the date of the Designated Officers’ initial conference (the “Resolution Period”), then the Claimant may commence a Related Action with respect to such Noticed Dispute, but shall do so only in accordance with the following paragraph.

SUBJECT TO THE LIMITATIONS SET FORTH IN SECTION 7(D) AND THIS SECTION 7(E), EACH RELATED ACTION SHALL BE COMMENCED AND DETERMINED EXCLUSIVELY IN ANY STATE OR FEDERAL COURT LOCATED IN THE CITY AND COUNTY OF DALLAS IN THE STATE OF TEXAS. EACH PARTY (I) COVENANTS NOT TO COMMENCE ANY RELATED ACTION EXCEPT IN SUCH COURTS, (II) SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE PERSONAL JURISDICTION OF SUCH COURTS FOR PURPOSES OF EACH RELATED ACTION, AND (III) WAIVES, TO THE FULLEST EXTENT PERMISSIBLE BY APPLICABLE LAW, (A) ALL OBJECTIONS THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR IMPROPER VENUE FOR ANY RELATED ACTION, AND (B) ALL RIGHTS TO A TRIAL BY JURY IN CONNECTION

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WITH EACH RELATED ACTION. EACH PARTY ACKNOWLEDGES AND AGREES THAT ITS RESPECTIVE FAILURE TO COMPLY WITH THE DISPUTE RESOLUTION PROCEDURES SET FORTH IN THIS SECTION 7(E) WITH RESPECT TO A PARTICULAR DISPUTE SHALL CONSTITUTE AN AFFIRMATIVE DEFENSE TO, AND A BASIS FOR DISMISSAL WITHOUT PREJUDICE OF, ANY JUDICIAL PROCEEDING OR OTHER LEGAL ACTION THAT IS BASED, IN WHOLE OR IN PART, UPON ANY TRANSACTIONS OR OCCURRENCES THAT GAVE RISE TO SUCH DISPUTE.

SECTION 8. POST-CLOSING ADMINISTRATION AND SERVICING.

The Seller shall terminate its administration and servicing of the Loan on and as of the Closing Date, and shall transfer the administration and servicing of the Loan to the Purchaser or its designee on and as of the Closing Date. The Purchaser shall assume the administration and servicing of the Loan from the Seller on and as of the Closing Date, and shall perform the administration and servicing of the Loan in accordance with all Applicable Laws and the terms of the Loan Documents at all times from and after the Closing Date.

Not later than five (5) Business Days after the Closing Date, the Seller shall or shall cause the Seller’s Servicer to remit to the Purchaser all funds held by or on behalf of the Seller or the Seller’s Servicer in any escrow, reserve, or impound account in connection with the Loan (collectively, the “Escrow Funds”) as of the Closing Date. For a period of ninety (90) days following the Closing Date, the Seller shall, or shall cause the Seller’s Servicer to, deliver to the Purchaser or its designee, not later than five (5) Business Days after the Seller’s or the Seller’s Servicer’s actual receipt and identification thereof, all documents, instruments, and Loan Proceeds that remain in or come into the Seller’s or the Seller’s Servicer’s actual possession with respect to the Loan during such ninety (90) day period. After the expiration of such ninety (90) day period, the Seller shall, or shall cause the Seller’s Servicer to, return to the sender thereof all documents, instruments, and Loan Proceeds that come into the Seller’s or the Seller’s Servicer’s actual possession with respect to the Loan. The Seller and the Seller’s Servicer shall not have any obligation to deliver any documents, information, or Loan Proceeds to the Purchaser after the Closing Date except as expressly set forth in this Section 8.

SECTION 9. MISCELLANEOUS PROVISIONS.

(a)
Notices. Any approval, consent, demand, notice, request, or other communication desired, permitted, or required to be provided by or to any Party pursuant hereto (i) may be provided by the noticing Party or its counsel, and (ii) shall be made in writing, sent by a nationally-recognized overnight courier (with postage prepaid for signature-confirmed delivery the next Business Day) or by certified mail (with postage prepaid and return receipt requested), and addressed to the following recipient(s) specified by the receiving Party in this Section 9(a) or to any other recipient(s) designated by the receiving Party in accordance with this Section 9(a):

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If to the Seller: NexBank Capital, Inc.

2515 McKinney Ave., Suite 1100

Dallas, TX 75201 Attention: Mike Mendelow

With a copy to: mike.mendelow@nexbank.com

jason@goldsmithpllc.com

If to the Purchaser: NexPoint Residential Trust Operating Partnership, L.P.

300 Crescent Court, Suite 700

Dallas, Texas 75201 Attention: Robert Harris

With a copy to: RHarris@Nexpoint.com

dsauter@nexpoint.com isaac.brown@wickphillips.com

Any notice provided in strict accordance with this Section 9(a) shall conclusively be deemed to have been received on the earlier of (i) the date the notice is actually received, as evidenced by the delivery confirmation (if sent by overnight courier) or the return receipt (if sent by certified mail), and (ii) the date that is two (2) Business Days after the date of dispatch (if sent by overnight courier) or five (5) Business Days after the date of dispatch (if sent by certified mail), irrespective of whether the carrier actually delivers the notice or the recipient actually accepts delivery thereof. Any notice not provided in strict accordance with this Section 9(a) shall conclusively be deemed to have not been received by the receiving Party unless and until such notice is actually received, as evidenced by the delivery confirmation (if sent by overnight courier) or the return receipt (if sent by certified mail).

(b)
Payments, Shipments, and Costs.
(i)
Method of Payments. Except to the extent otherwise agreed upon by the Parties in writing, all payments desired, permitted, or required to be made by any Party to the other Party pursuant to this Agreement or in connection with the transactions contemplated hereby shall be made by wire transfer of immediately available funds to the depository account designated by the receiving Party in writing.
(ii)
Shipment of Documents. All Loan Documents shipped by or on behalf of either Party or its Representatives to the other Party or its Representatives shall be (A) packaged and shipped at the sending Party’s sole cost and expense but at the Purchaser’s risk of loss during transit, and (B) sent by a nationally-recognized overnight courier (with postage prepaid for signature-confirmed delivery the next Business Day) to the recipient designated by the receiving Party in writing.
(iii)
Costs, Expenses, and Fees. Except as otherwise provided herein, each Party shall pay all commissions, costs, expenses, and fees (including attorneys’ fees and brokers’ fees) incurred by or on behalf of such Party in connection with its evaluation, performance, and enforcement of this Agreement and the transactions contemplated hereby. Notwithstanding any other provision herein, the Purchaser shall be responsible for all UCC filing fees, documentary

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taxes, stamp taxes, transfer taxes, and similar assessments, duties, levies, taxes, and other amounts payable to any Governmental Authority with respect to the assignment of the Loan or the filing of any UCC financing statement amendment or other document or instrument contemplated hereby.

(c)
Confidentiality and Safeguards. Each Party shall employ commercially reasonable procedures and take commercially reasonable efforts designed to preserve the confidentiality of this Agreement and the terms hereof, except to the extent such disclosure is made (i) to any Representative of such Party who reasonably needs to know the contents of this Agreement in connection with such Party’s evaluation, performance, or enforcement hereof or the transactions contemplated hereby, (ii) by such Party based upon a reasonable belief such disclosure is required pursuant to any Applicable Law to which such Party or its property is subject, or (iii) by the Purchaser in connection with the evaluation or consummation of any proposed transaction whereby the Purchaser may sell or securitize the Loan.
(d)
Reconstitutions. The Purchaser acknowledges and agrees that, notwithstanding any other provision herein (including, for the avoidance of doubt, Sections 3(d) and 9(h)), the Seller shall not have any obligation (i) to cooperate with the Purchaser or any other Person in connection with any subsequent assignment, participation, pledge, sale, or other transfer of the Loan or the related Collateral Documents unless such obligation would otherwise be expressly required under this Agreement, or (ii) to provide to the Purchaser or any other Person any agreement, certification, data, disclosure, document, indemnification, information, instrument, opinion, statement, report, representation, warranty, or other materials requested by the Purchaser or any other Person in connection with any such subsequent transfer unless such obligation would otherwise be expressly required under this Agreement as to Purchaser.
(e)
Force Majeure. Each Party acknowledges and agrees that the other Party (the “Excused Party”) shall not be in breach hereof or liable hereunder to the extent the Excused Party’s performance of any covenant, obligation, or undertaking hereunder following the Closing Date (each, an “Excused Obligation”) is delayed, frustrated, or prevented, in whole or in part, as a result of any event or occurrence beyond the Excused Party’s commercially reasonable control (each, a “Force Majeure Event”), including (i) the disruption, interruption, limitation, or suspension of (A) banking activities or clearance services in the United States, (B) trading activities or transaction settlements on any securities exchange, or (C) ordinary services provided by common carriers, internet providers, public utilities, or recording offices in any jurisdiction where any Party or the Collateral is located, or (ii) acts of God, civil disturbances or protests, computer viruses or hacking, government regulations or moratoriums, health epidemics or pandemics, labor disputes or stoppages, natural disasters or catastrophes, network failures or outages, and acts of terrorism or war.
(f)
Integration and Severability. This Agreement (i) comprises the complete and final agreement by and between the Parties relating to the purchase and sale of the Loan Assets, and (ii) supersedes any prior or contemporaneous oral or written agreements by or between the Parties relating thereto, all of which shall be deemed to have merged herewith. The express terms of this Agreement shall control notwithstanding any inconsistent course of dealing or course of performance by the Parties. Each Party expressly, irrevocably, and unconditionally waives, to the fullest extent permissible by Applicable Law, all objections that any provision herein is invalid or unenforceable as a matter of law or at equity. If any provision herein is declared invalid or

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unenforceable for any reason irrespective of the foregoing waiver, then such invalidity or unenforceability shall not affect the validity or enforceability of any other part of the same or any other provision.

(g)
Amendment and Waiver. No amendment or waiver of any provision in this Agreement, and no consent to any departure therefrom or default thereunder, (i) shall be effective unless it is made in writing, expressly recites that it is intended to amend or waive a specified provision herein, and is signed by both Parties, or (ii) shall constitute or be construed as an amendment or waiver of any other provision herein or as consent to any other departure therefrom or default thereunder.
(h)
Assignment and Beneficiaries. This Agreement shall be binding upon, enforceable by, and inure to the benefit of, each Party and its respective successors and permitted assigns, notwithstanding the restrictive indorsement of any Loan Document or the subsequent sale, securitization, or repurchase of any Loan; provided, however, neither Party’s rights or obligations hereunder are assignable without the other Party’s prior written consent, and any purported assignment without such prior written consent shall be null and void. This Agreement is not intended to, shall not be construed to, and does not confer upon any Person (other than the Parties and their respective successors and permitted assigns) any benefits, rights, or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.
(i)
Termination and Survival. This Agreement may not be terminated except (i) upon the mutual agreement of Parties in a signed writing, or (ii) by the Seller as set forth in Section 2(a). Each Party’s respective agreements, covenants, obligations, representations, and warranties herein shall survive the sale and delivery of the Loan; provided, however, the Purchaser acknowledges and agrees that, notwithstanding the foregoing or any other provision herein, the Seller’s cure, repurchase, and indemnification obligations under Section 7 shall automatically terminate on and as of the Expiration Date, after which time no claim for cure, repurchase, or indemnification shall be asserted by the Purchaser or enforceable against the Seller, except with respect to any Material Breach for which the Seller received a timely provided Breach Notice in accordance with Section 7(a) before the Expiration Date.
(j)
Governing Law. Except to the extent preempted by federal law, this Agreement and each Party’s respective rights and obligations hereunder shall be governed by the laws of the State of New York without regard to any legal doctrine, equitable principle, or Applicable Law (other than sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall govern) that may recommend or require application of the laws of any other state.
(k)
Execution and Counterparts. The Parties may execute this Agreement in one or more counterparts, each of which shall be deemed an original and all of which shall constitute a single instrument. Each Party, to the fullest extent permitted by Applicable Law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other federal, state, or local law based upon the Uniform Electronic Transactions Act or the Uniform Commercial Code (collectively, the “Electronic Signature Laws”), expressly, irrevocably, and unconditionally (i) consents to each Party’s execution and delivery of this Agreement by electronic means, (ii) intends for the Electronic Signature Laws to validate each Party’s execution and delivery of this Agreement by electronic means, (iii) waives all objections that this Agreement is invalid or unenforceable solely

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[Signature Page]

on the basis that it was executed or delivered by electronic means, and (iv) agrees that all electronic signatures hereon or logically associated herewith shall have the same legal effect and validity as a manually executed signature, and that all electronic, photographic, and other reproductions hereof shall be binding, enforceable, and admissible as evidence to the same extent as an original irrespective of whether an original exists or is in the possession of the introducing Party.

[SIGNATURE PAGE FOLLOWS]

Loan Purchase and Sale Agreement (NCI-NXRT 2605-S)

[Signature Page]

IN WITNESS WHEREOF, the Seller and the Purchaser each has caused this Loan Purchase and Sale Agreement to be duly executed and delivered on and as of the Effective Date first written above.

NEXBANK CAPITAL, INC., as the Seller

By:	/s/ Rhett Miller
Name:	Rhett Miller
Title:	EVP

NEXPOINT RESIDENTIAL TRUST OPERATING

PARTNERSHIP, L.P., as the Purchaser

By:	/s/ Matt McGraner
Name:	Matt McGraner
Title:	Executive Vice President and Chief Investment Officer

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EXHIBIT 1

[FORM OF ]PURCHASE CONFIRMATION

This PURCHASE CONFIRMATION (this “Confirmation”) is executed and delivered on June 5, 2026 (the “Closing Date”), by and between NEXBANK CAPITAL, INC., a Texas corporation (the “Seller”) and NexPoint Residential Trust Operating Partnership, L.P., a Delaware limited partnership (the “Purchaser”), pursuant to that certain Loan Purchase and Sale Agreement (the “Agreement”), dated June 5, 2026, by and between the Seller and the Purchaser (each, a “Party” and collectively, the “Parties”). Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Agreement.

NOW THEREFORE, in consideration of the mutual premises and agreements set forth in this Confirmation and the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
On and as of the Closing Date: (a) the Seller hereby assigns, conveys, and transfers to the Purchaser, subject to the terms and provisions set forth in this Confirmation and the Agreement, all now existing and hereafter acquired right, title, and interest of the Seller in, to, and under (i) the Loan identified in the Loan Schedule appended as Schedule A hereto, including the related Loan File and all documents and instruments therein, (ii) all scheduled and unscheduled payments of principal received on or after June 5, 2026 (the “Cut-Off Date”) in connection with the Loan, (iii) all scheduled and unscheduled payments of interest received on or after the Closing Date in connection with the Loan, (iv) all other Loan Proceeds received on or after the Closing Date in connection with the Loan, and (v) all rights of the Seller under the Collateral Documents related to the Loan (collectively, the “Loan Assets”); and (b) the Purchaser hereby accepts, assumes, and receives from the Seller, subject to the terms and provisions set forth in this Confirmation and the Agreement, (i) all now existing and hereafter acquired right, title, and interest of the Seller in, to, and under the Loan Assets, and (ii) all now existing and hereafter arising duties, liabilities, obligations, and responsibilities arising under, incidental to, resulting from, or relating to the Loan Assets accruing from and after the Closing Date.
2.
THE PURCHASER ACKNOWLEDGES AND AGREES THAT THE ASSIGNMENT AND CONVEYANCE OF THE LOAN ASSETS IS MADE ON AN “AS IS, WHERE IS, WITH ALL FAULTS” BASIS (A) WITHOUT REPRESENTATION OR WARRANTY BY THE SELLER, EXCEPT TO THE EXTENT EXPRESSLY SET FORTH IN SECTION 5 AND SECTION 6 OF THE AGREEMENT, AND THE SELLER HEREBY DISCLAIMS ALL OTHER EXPRESS, IMPLIED, AND STATUTORY REPRESENTATIONS AND WARRANTIES, AND (B) WITHOUT RECOURSE OF ANY KIND OR TYPE AGAINST THE SELLER, EXCEPT AS EXPRESSLY SET FORTH IN SECTION 7 OF THE AGREEMENT.
3.
The Parties may execute this Confirmation in one or more counterparts, each of which shall be deemed an original and all of which shall constitute a single instrument. Each Party, to the fullest extent permitted by Applicable Law, including the federal Electronic Signatures in

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the Uniform Commercial Code (collectively, the “Electronic Signature Laws”), expressly, irrevocably, and unconditionally (a) consents to each Party’s execution and delivery of this Confirmation by electronic means, (b) intends for the Electronic Signature Laws to validate each Party’s execution and delivery of this Confirmation by electronic means, (c) waives all objections that this Confirmation is invalid or unenforceable solely on the basis that it was executed or delivered by electronic means, and (d) agrees that all electronic signatures appearing on or associated with this Confirmation shall have the same legal effect and validity as a manually executed signature, and that all electronic, photographic, and other reproductions of this Confirmation shall be binding, enforceable, and admissible as evidence to the same extent as an original irrespective of whether an original exists or is in the possession of the introducing Party.

IN WITNESS WHEREOF, the Seller and the Purchaser each has caused this Purchase Confirmation to be duly executed and delivered on and as of the Closing Date first written above.

NEXBANK CAPITAL, INC.,

as the Seller

NEXPOINT RESIDENTIAL TRUST OPERATING PARTNERSHIP, L.P.,

as the Purchaser

By:	/s/ Matt McGraner
Name:	Matt McGraner
Title:	Executive Vice President and Chief Investment Officer

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SCHEDULE A TO PURCHASE CONFIRMATION LOAN SCHEDULE

[Attached Electronically]

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SCHEDULE B TO PURCHASE CONFIRMATION DISCLOSURE SCHEDULE

[None]

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EXHIBIT 2

[FORM OF ]ASSIGNMENT, ASSUMPTION, AND RECOGNITION AGREEMENT

This ASSIGNMENT, ASSUMPTION, AND RECOGNITION AGREEMENT (this

“Assignment”), dated June 5, 2026 (the “Assignment Date”), is entered into by and among NEXBANK CAPITAL, INC., a Texas corporation (together with its successors and assigns, collectively the “Assignor”), and NexPoint Residential Trust Operating Partnership, L.P., a Delaware limited partnership (together with its successors and assigns, collectively the “Assignee”), and NEXPOINT ADVISORS, L.P., a Delaware limited partnership (“NPA”), and NEXPOINT WATERFORD HOLDCO, LLC, a Delaware limited liability company (“NWH”, and together with NPA, each, a “Borrower”, and collectively, the “Borrowers”).

WHEREAS, the Assignor and the Assignee entered into that certain Loan Purchase and Sale Agreement, dated as of June 5, 2026 (as amended, modified, or supplemented, the “Agreement”), pursuant to which the Assignor, as Seller, sold to the Assignee, as Purchaser, on and as of the Closing Date, the Loan identified on Schedule I hereto on a whole-loan basis subject to the terms and provisions set forth in the Agreement. Each capitalized term used but not defined in this Assignment shall have the meaning ascribed thereto in the Agreement.

WHEREAS, the Assignee has agreed to purchase from the Assignor, on and as of the Assignment Date, the Loan and the related Loan Documents and Loan Assets on a whole-loan basis subject to the terms and provisions set forth in this Assignment; and

WHEREAS, the Borrower has agreed to acknowledge and recognize the Assignee as the successor lender and administrative agent under the Loan Documents and to perform its obligations under the Loan Documents in favor of the Assignee from and after the Assignment Date.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in this Assignment and the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor, the Assignee, and the Borrower (each, a “Party” and collectively, the “Parties”) agree as follows:

1.
Assignment and Assumption.

On and as of the Assignment Date, the Assignor hereby assigns, conveys, grants, releases, sells, and transfers unto the Assignee — without recourse, representation, or warranty of any kind by the Assignor, except to the extent expressly set forth in this Assignment — all right, title, and interest of the Assignor in, to, and under the Loan, the Loan Documents, and the related Loan Assets (collectively, the “Assigned Assets”). The Assignee hereby accepts the foregoing assignment of the Assigned Assets and hereby assumes all duties, liabilities, obligations, and responsibilities of the lender under the Loan Documents accruing from and after the Assignment Date. The Borrower hereby (a) acknowledges and consents to the foregoing assignment and assumption, (b) consents to and recognizes the Assignee as the successor lender and administrative agent under the Loan Documents and as the holder of all right, title, and interest of the lender thereunder from and after the Assignment Date, and (c) agrees to perform all of its duties,

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liabilities, obligations, and undertakings under the Loan Documents in favor of the Assignee, as the successor lender and administrative agent, from and after the Assignment Date.

Each Party acknowledges and agrees that, notwithstanding the foregoing assignment and assumption or any other provision in the Agreement or this Assignment, the Assignor shall and hereby does retain an independent right—which right is in addition to, and not to the exclusion of, the right of the Assignee—to assert against the Borrower all claims, rights, and remedies available to the lender under the Loan Documents or at law or in equity and directly or indirectly arising out of, relating to, or resulting from, in whole or in part, any facts or circumstances that occurred before or are continuing on the Assignment Date; provided that all such Claims, rights, and remedies shall be determined without giving effect to any amendments or modifications to the Loan Documents that may be made on or after the Assignment Date.

2.
Representations, Warranties and Covenants of the Borrower.
(a)
The Borrower hereby represents and warrants to the Assignee and the Assignor that, on and as of the Assignment Date, (i) the document(s) appended as Exhibit A hereto constitute a true, correct, and complete copy of the Loan Documents, including all amendments and modifications thereto, (ii) the Loan Documents do not contain any term or provision that has been altered, amended, extended, impaired, modified, or waived, in whole or in part, except to the extent reflected in the document(s) appended as Exhibit A hereto, and (iii) the Loan Documents are in full force and effect, and the Borrower has not given or received any notice of termination of the Loan Documents and has not asserted any claims, counterclaims, defenses, or offsets against the Assignor with respect to the Loan, the Loan Documents, or any obligation thereunder.
(b)
The Borrower hereby represents and warrants to the Assignee and the Assignor that, on and as of the Assignment Date, (i) no Default or Event of Default (each as defined in the Loan Documents) has occurred and is continuing under the Loan Documents, (ii) the Borrower has performed all duties, liabilities, obligations, and undertakings required to have been performed by it pursuant to the Loan Documents on or before the Assignment Date, and (iii) the Borrower has no claims, counterclaims, defenses, rights of offset, or rights of recoupment against the Assignor or with respect to the Loan or the Loan Documents.
(c)
The Borrower hereby covenants and agrees to the Assignee and the Assignor that, from and after the Assignment Date, (i) the Borrower shall recognize the Assignee as the holder of the Loan and the successor lender under the Loan Documents, notwithstanding anything to the contrary in Section 11.07(b)(v) of the Loan Agreement, which prohibits assignments to the Borrower’s Affiliates (including, but not limited to Assignee), and shall treat the Loan Documents as binding upon the Borrower in favor of the Assignee from and after the Assignment Date, (ii) the Borrower shall remit all payments of principal, interest, fees, and other amounts due under the Loan Documents directly to the Assignee (or to such account or designee as the Assignee may direct in writing), rather than to the Assignor, and (iii) the Borrower shall deliver directly to the Assignee (rather than to the Assignor), in accordance with the notice provisions of the Loan Documents or Section 6(a) of this Assignment, all certifications, communications, financial statements, notices, reports, and other materials required to be provided by the Borrower to the lender pursuant to the Loan Documents.
(d)
The Borrower hereby acknowledges and agrees that, from and after the Assignment Date, (i) the Assignor shall have no further obligations to the Borrower under the Loan Documents,

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except for those (if any) that expressly survive the Assignor’s assignment of the Loan Documents to the Assignee, and (ii) the Borrower shall look solely to the Assignee for the performance of the lender’s duties, liabilities, and obligations under the Loan Documents accruing from and after the Assignment Date.
(e)
The Borrower hereby acknowledges and agrees that the Assignee and the Assignor each shall have the independent right to assert all Claims, rights, and remedies available to the lender under the Loan Documents or at law or in equity for (i) any failure or asserted failure of any representation or warranty made by the Borrower in this Assignment to be accurate, complete, correct, or true on and as of the Assignment Date, in each case without regard to any knowledge or materiality qualification thereof, or (ii) any failure or asserted failure on the part of the Borrower to perform any of its agreements, covenants, obligations, or undertakings required to be performed by it pursuant to this Assignment, in each case without regard to any materiality qualification or defense to performance thereof.

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3.
Representations, Warranties and Covenants of the Assignee.
(a)
The Assignee hereby represents and warrants to the Assignor that, on and as of the Assignment Date:
(i)
the Assignee understands that the Loan has not been registered under the Securities Act of 1933 (the “Securities Act”), the Exchange Act of 1934 (the “Exchange Act”), or the securities laws of any state (collectively, “Blue Sky Laws”, and together with the Securities Act and the Exchange Act collectively, the “Securities Laws”);
(ii)
the Assignee is acquiring the Loan for investment for its own account and not for any other Person, and neither the Assignee nor any Person authorized to act therefor has offered, transferred, pledged, sold or otherwise disposed of the Loan, any interest in the Loan or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the Loan, any interest in the Loan or any other similar security from, or otherwise approached or negotiated with respect to the Loan, any interest in the Loan or any other similar security with, any Person in any manner which would constitute a distribution of the Loan under any Securities Laws or which would render the disposition of the Loan a violation of section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any Person to act, in such manner with respect to the Loan;
(iii)
either (A) the Assignee is not an employee benefit plan (“Plan”) within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a “plan” within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 (“Code”), and the Assignee is not directly or indirectly purchasing the Loan on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan, or (B) the Assignee’s purchase of the Loan will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code;
(iv)
the Assignee (A) considers itself a sophisticated institutional investor having sufficient knowledge and experience in financial and business matters that renders it capable of evaluating the merits and risks of purchasing the Loan, (B) has been furnished with all documents (including all Loan Documents), information, and other materials with respect to the Loan that the Assignee has requested from or is required to be provided by the Assignor prior to the Assignment Date, and the Assignor shall not have any obligation to deliver any additional documents (including any Loan Documents), information, or other materials to the Assignee with respect to the Loan after the Assignment Date except as required under the Agreement, (C) has undertaken all independent examinations, inquiries, inspections, and investigations as it deems appropriate or necessary to evaluate the merits and risks of purchasing the Loan, and its decision to engage in the transactions contemplated by this Assignment is based solely upon those examinations, inquiries, inspections, and investigations and the Assignee’s own business judgment, and (D) is not acting in reliance on any representations, warranties, or other statements made by the Assignor, its Affiliates, or its or their respective Representatives, except for the representations and warranties expressly made by the Assignor and the Borrower in this Assignment and under the Agreement; and
(v)
the Assignee has each license, permit, qualification, and registration that is necessary for the Assignee to own and administer commercial loans of the same type as the Loan in each jurisdiction where the Assignee is required to be so licensed, and the Assignee is duly

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authorized and in good standing to do business in each such jurisdiction.
(b)
Without limiting any obligations of Assignor under the Agreement, the Assignee acknowledges and agrees that, with respect to any subsequent transaction or series of related transactions whereby the Assignee or any initial transferee, or an immediate or mediate transferee from such initial transferee, assigns, conveys, encumbers, finances, hypothecates, participates, pledges, securitizes (whether in connection with an issuance of publicly offered or privately placed, rated or unrated securities), sells, or otherwise transfers any right, title, or interest in, to, or under such Loan (each, a “Reconstitution”), (i) the Assignor shall not have any obligation (A) to cooperate with the Assignee or any other Person in connection with such Reconstitution, (B) to furnish any agreements, certifications, data, disclosures, documents, files, information, instruments, letters, opinions, reports, schedules, or other materials to the Assignee or any other Person in connection with such Reconstitution, including any of the foregoing which may be necessary to facilitate compliance with the Securities Laws, or (C) to provide any approvals, assurances, consents, covenants, indemnifications, representations, warranties, or other statements to the Assignee or any other Person in connection with such Reconstitution, and (ii) the Assignee shall not identify, and shall not suffer or permit any other Person to identify, the Assignor or its Affiliates in any disclosures, documents or other materials directly or indirectly relating to such Reconstitution.
(c)
The Assignee hereby covenants and agrees that, not later than thirty (30) days after the Assignment Date, and at the Assignee’s sole cost and expense, the Assignee shall prepare and deliver to the Borrower (and to any other obligor under the Loan Documents) any written notice required pursuant to the Loan Documents or Applicable Law to be provided by the new lender or holder of the Loan in connection with the assignment and transfer contemplated by this Assignment.

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4.
Representations, Warranties, and Covenants of the Assignor.

The Assignor hereby represents and warrants to the Assignee that, on and as of the Assignment Date:

(a)
the Assignor is the lawful owner of the Loan and the Loan Documents, and has full right and authority to assign and transfer the Loan and the Loan Documents to the Assignee free and clear of all encumbrances, liens, pledges, and security interests, except for any encumbrances, liens, pledges, and security interests granted to the Assignor’s capital provider (if any), which will be fully and finally released upon the Assignor’s receipt of the purchase price for the Loan;
(b)
the assignment and transfer of the Loan and the Loan Documents to the Assignee pursuant to this Assignment is not subject to any antitrust, bulk-transfer, or similar laws to which the Assignor or its property is subject, and the Assignor will characterize and report such transaction in its books and records as a sale of assets rather than as a pledge of assets;
(c)
the Assignor is not a debtor or a debtor-in-possession in any bankruptcy, insolvency, receivership, or similar legal proceeding, is not insolvent or unable to pay its indebtedness as it becomes due, and has determined that the purchase price for the Loan constitutes fair consideration and reasonably equivalent value for the Loan and the Loan Documents; and
(d)
the Loan Documents are in full force and effect and have not been terminated, and the Assignor has not received written notice of any claims, counterclaims, defenses, or offsets available to the Borrower with respect to the Loan or the Loan Documents.
5.
Representations, Warranties, and Covenants of each Party.

Each Party hereby represents and warrants to the other Parties that, on and as of the Assignment Date:

(a)
this Assignment has been duly authorized, executed, and delivered by such Party and (assuming due authorization, execution, and delivery hereof by all other Parties) constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, receivership, reorganization, or similar laws affecting the enforcement of creditors’ rights generally;
(b)
such Party (i) is duly organized, in good standing, and validly existing in accordance with the laws of its state of formation, (ii) has obtained each approval, authorization, and consent that is necessary for such Party to execute, deliver, and perform this Assignment in accordance with its terms, and (iii) does not believe, nor has any cause or reason to believe, that such Party would be unable to perform all agreements, covenants, obligations, and undertakings required to be performed by it pursuant to this Assignment in accordance with Applicable Law; and
(c)
such Party (i) did, or had the opportunity to, consult with such Party’s own attorneys, accountants, and other advisors in connection with its evaluation and negotiation of this Assignment, and (ii) has not dealt with any agent, broker, or other Person that may be entitled to

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receive a commission or compensation from any other Party in connection with any transaction contemplated hereby.

6.
Miscellaneous Provisions.
(a)
Notices. Any approval, consent, demand, notice, request, or other communication desired, permitted, or required to be provided by or to any Party pursuant to this Assignment or the Agreement (i) may be provided by the noticing Party or its counsel, and (ii) shall be made in writing, sent by certified mail (with postage prepaid and return receipt requested) or by a nationally-recognized overnight courier (with postage prepaid for signature-confirmed delivery the next Business Day), and addressed to the following recipient(s) designated by the receiving Party in this Section 6(a), or to any other recipient(s) subsequently designated by the receiving Party in accordance with this Section 6(a):

If to the Assignor:

NexBank Capital, Inc.

2515 McKinney Ave., Suite 1100

Dallas, TX 75201 Attention: Mike Mendelow

Email: mike.mendelow@nexbank.com

With a copy to:

jason@goldsmithpllc.com If to the Assignee:

NexPoint Residential Trust Operating Partnership, L.P. 300 Crescent Court, Suite 700

Dallas, Texas 75201 Attention: Robert Harris

Email: RHarris@Nexpoint.com

With a copy to:

Isaac.brown@wickphillips.com If to a Borrower:

To the applicable notice address set forth in the Underlying Loan Agreement.

Any notice provided in strict accordance with this Section 6(a) shall conclusively be deemed to have been received upon the earlier of: (i) actual receipt; or (ii) three (3) Business Days after the date of dispatch (if sent by certified mail) or one (1) Business Day after dispatch (if sent by overnight courier), in each case irrespective of whether the carrier is able to deliver such notice or whether such Party elects to accept delivery thereof.

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(b)
Costs and Expenses. Except as otherwise provided in Section 9(b)(iii) of the Agreement, each Party shall pay all costs, expenses, and fees (including attorneys’ fees) incurred by or on behalf of such Party in connection with the performance and enforcement of this Assignment and the Agreement and its evaluation and consummation of each transaction contemplated hereby or thereby.
(c)
Ratification and Reaffirmation; Survival. Each Party acknowledges and agrees that, except to the extent of any amendments or modifications expressly set forth in this Assignment, the Agreement is ratified and reaffirmed in all respects, and all terms and provisions of the Agreement shall be and remain in full force and effect. Each Party further acknowledges and agrees that the representations and warranties made by such Party in this Assignment are a material inducement for the Assignor and the Assignee to engage in the transactions contemplated by Section 1 of this Assignment and shall survive the assignment and transfer of the Loan and the Loan Documents.
(d)
Amendment and Waiver. No amendment or waiver of any provision in this Assignment, and no consent to any departure therefrom or default thereunder, (i) shall be effective unless it is made in writing, expressly recites that it is intended to amend or waive a specified provision herein, and is signed by all Parties, or (ii) shall constitute or be construed as an amendment or waiver of any other provision herein or as consent to any other departure therefrom or default thereunder.
(e)
Successors and Assigns; No Third-Party Beneficiaries. This Assignment shall be binding upon, enforceable by, and inure to the benefit of, each Party and its respective successors and permitted assigns notwithstanding the Reconstitution or repurchase of the Loan, the enforcement against or sale of any Collateral, or the assignment or termination of the Loan Documents or the Agreement. This Assignment does not, is not intended to, and shall not be construed to, confer upon any Person (other than each Party and its respective successors and assigns) any benefits, rights, or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.
(f)
Governing Law. Except to the extent preempted by federal law, this Assignment and each Party’s respective rights and obligations hereunder, and all claims directly or indirectly arising out of, relating to, or resulting from, in whole or in part, this Assignment or any transaction contemplated hereby, shall be governed by the internal Laws of the State of New York without regard to its conflict-of-law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall govern) that may recommend or require application of the Laws of any other state. Any action directly or indirectly arising out of, relating to, or resulting from, in whole or in part, this Assignment, the Assigned Assets, or any transaction contemplated hereby or thereby, shall be subject to Section 7(e) of the Agreement.
(g)
Execution. The Parties may execute this Assignment in one or more counterparts, each of which shall be deemed an original and all of which shall constitute a single instrument. Each Party, to the fullest extent permitted by Applicable Law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other federal, state, or local law based upon the Uniform Electronic Transactions Act or the Uniform Commercial Code (collectively, the “Electronic Signature

Laws”), expressly, irrevocably, and unconditionally (i) consents to each Party’s execution and

8

Loan Purchase and Sale Agreement (NCI-NXRT 2605-S)

Page 2-

delivery of this Assignment by electronic means, (ii) intends for the Electronic Signature Laws to validate each Party’s execution and delivery of this Assignment by electronic means, (iii) waives all objections that this Assignment is invalid or unenforceable solely on the basis that it was executed or delivered by electronic means, and (iv) agrees that all electronic signatures hereon or logically associated herewith shall have the same legal effect and validity as a manually executed signature, and that all electronic, photographic, and other reproductions hereof shall be binding, enforceable, and admissible as evidence to the same extent as an original irrespective of whether an original exists or is in the possession of the introducing Party.

[Signature Page Follows]

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Loan Purchase and Sale Agreement (NCI-NXRT 2605-S)

Page 2-

IN WITNESS WHEREOF, the Assignor, the Assignee, and the Borrower each has caused this Assignment, Assumption, and Recognition Agreement to be duly executed and delivered as of the Assignment Date first written above.

NEXBBANK CAPITAL, INC.., as the Assignor

By: Name: Title:

NEXPOINT RESIDENTIAL TRUST OPERATING PARTNERSHIP, L.P., as the

Assignee

By: Name: Title:

NEXPOINT ADVISORS, L.P., as a Borrower

By: Name: Title:

[ Signature Page to Assignment, Assumption and Recognition Agreement (NCI-NXRT 2605-S) ]

10

Loan Purchase and Sale Agreement (NCI-NXRT 2605-S)

Page 2-

SCHEDULE I TO ASSIGNMENT, ASSUMPTION, AND RECOGNITION AGREEMENT LOAN SCHEDULE

[ATTACHED]

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Loan Purchase and Sale Agreement (NCI-NXRT 2605-S)

Page 2-

EXHIBIT A TO ASSIGNMENT, ASSUMPTION, AND RECOGNITION AGREEMENT AGREEMENT AND ANY RELATED AMENDMENTS

[ATTACHED]

12

EXECUTION VERSION

CREDIT AGREEMENT

Dated as of January 14, 2026 between

NEXPOINT ADVISORS, L.P., and

NEXPOINT WATERFORD HOLDCO, LLC,

as Borrowers,

THE LENDERS PARTY HERETO,

and

NEXBANK CAPITAL, INC.,

as Administrative Agent, Sole Lead Arranger and Sole Bookrunner

TABLE OF CONTENTS

Page

Article I. Definitions and Accounting Terms 1

1.01
Defined Terms 1
1.02
Other Interpretive Provisions 16
1.03
Accounting Terms 17
1.04
Rounding 18
1.05
Times of Day 18

Article II. The Commitment and the Loan 18

2.01
Loan 18
2.02
Borrowing 18
2.03
Funding of Borrowings 18
2.04
Termination of Commitments 19
2.05
Voluntary and Mandatory Prepayments 19
2.06
Repayment of the Loan and Interest 19
2.07
Interest and Payments 19
2.08
Computation of Interest and Fees 20
2.09
Evidence of Debt 20
2.10
Payments Generally 20
2.11
Reserved 21
2.12
Reserved 21
2.13
Reserved 21
2.14
Promissory Notes 21
2.15
Reserved 21
2.16
Defaulting Lenders 21
2.17
Extension of Stated Maturity Date 22

Article III. Taxes 23

3.01
Taxes 23
3.02
Increased Costs 26
3.03
Mitigation of Obligations; Replacement of Lenders 27
3.04
Requests for Compensation 28
3.05
Survival 28

Article IV. Conditions Precedent to the Loan 29

4.01
Conditions to the Loan 29

Article V. Representations and Warranties of the Borrower 30

5.01
Existence, Qualification and Power 30
5.02
Authorization; No Contravention 31
5.03
Governmental Authorization; Other Consents 31
5.04
Binding Effect 31
5.05
Financial Statements; No Material Adverse Effect 31
5.06
Environmental Matters 31
5.07
Litigation 31
5.08
Insurance 31
5.09
Taxes 32
5.10
ERISA 32
5.11
Reserved 32
5.12
Purpose of Facility 32

1

5.13
Liens 32
5.14
Debt 32
5.15
Ownership of Assets; Intellectual Property 32
5.16
Place of Business 33
5.17
Trade Names 33
5.18
Material Contracts and Funded Debt 33
5.19
OFAC 33
5.20
Transactions with Affiliates 33
5.21
Anti-Corruption Laws 33
5.22
Beneficial Ownership Certification 33
5.23
Solvency 33

Article VI. Affirmative Covenants 34

6.01
Financial Statements 34
6.02
Certificates; Other Information 34
6.03
Notices 35
6.04
Taxes 36
6.05
Maintenance of Existence, Assets, and Business 36
6.06
Insurance 36
6.07
Compliance with Laws 36
6.08
Books and Records 36
6.09
Inspection Rights 36
6.10
Use of Proceeds 37
6.11
Environmental Laws 37
6.12
DST Sales Proceeds Account; Banking Relationship 37
6.13
Covenant to Give Security 37
6.14
ERISA 38
6.15
Anti-Corruption Laws 38
6.16
Reserved 38
6.17
Maintenance of Collateral 38
6.18
Debt to Equity Ratio 38
6.19
Interest Coverage Ratio 38
6.20
Total Deleveraging Ratio 38

Article VII. NEGATIVE COVENANTS 38

7.01
Liens 39
7.02
Loans and Investments 39
7.03
Indebtedness 39
7.04
Acquisitions, Mergers, and Dissolutions 39
7.05
Dispositions 40
7.06
Restricted Payments 40
7.07
Change in Nature of Business 41
7.08
Transactions with Affiliates 41
7.09
Compliance 41
7.10
Assignment 41
7.11
Fiscal Year and Accounting Methods 41
7.12
Prepayments of Debt 41
7.13
Anti-Corruption Laws and Government Regulations 41
7.14
Burdensome Agreements 42

Article VIII. Events of Default and Remedies 42

8.01
Events of Default 42

2

8.02
Remedies Upon Event of Default 43
8.03
Application of Payments 44

Article IX. RESERVED 44

Article X. Agency 44

10.01
Appointment and Authority 44
10.02
Rights as a Lender 45
10.03
Exculpatory Provisions 45
10.04
Reliance by Administrative Agent 46
10.05
Delegation of Duties 46
10.06
Resignation of Administrative Agent 46
10.07
Non-Reliance on Agents and Other Lenders 47
10.08
Administrative Agent May File Proofs of Claim 48
10.09
Collateral Matters 48

Article XI. Miscellaneous 49

11.01
Amendments; Etc 49
11.02
Notices and Other Communications; Facsimile Copies 50
11.03
No Waiver; Cumulative Remedies 51
11.04
Attorney Costs, Expenses and Taxes 51
11.05
Indemnification 51
11.06
Payments Set Aside 52
11.07
Successors and Assigns 53
11.08
Confidentiality 56
11.09
Set-off 57
11.10
Interest Rate Limitation 57
11.11
Counterparts 58
11.12
Integration 58
11.13
Survival of Representations and Warranties 58
11.14
Severability 58
11.15
Governing Law 58
11.16
WAIVER OF RIGHT TO TRIAL BY JURY 59
11.17
No Advisory or Fiduciary Responsibility 59
11.18
Patriot Act 60
11.19
ENTIRE AGREEMENT 60
11.20
Acknowledgement and Consent to Bail-In of EEA Financial Institutions 60
11.21
Acknowledgement Regarding Any Supported QFCs 61
11.22
Erroneous Payments 62

3

EXHIBITS
EXHIBIT A	Form of Note
EXHIBIT B	Form of Compliance Certificate
EXHIBIT C	Reserved
EXHIBIT D	Form of Notice of Borrowing
EXHIBIT E	Forms of Tax Compliance Certificates
EXHIBIT F	Form of Lender Joinder Agreement
EXHIBIT G	Assignment and Assumption
EXHIBIT H	Reserved
EXHIBIT I	Form of Security Agreement
SCHEDULES
[Omitted.]

4

CREDIT AGREEMENT

This CREDIT AGREEMENT (this “Agreement”) is entered into as of January 14, 2026 (the “Effective Date”) by and among NEXPOINT ADVISORS, L.P., a Delaware limited partnership (“NPA”) and NEXPOINT WATERFORD HOLDCO, LLC, a Delaware limited liability company (“NWH”, and together with NPA, each, a “Borrower”, and collectively, the “Borrowers”), the Lenders party hereto, and NEXBANK CAPITAL, INC. (“NCI”), as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, Borrowers, the Administrative Agent, and the Lenders desire to make a term loan to Borrowers as described in this Agreement; and

WHEREAS, the Lenders are willing to make a single advance term loan upon the terms and subject to the conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I.

DEFINITIONS AND ACCOUNTING TERMS.

1.01
Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Account Bank” means any Person at which a Deposit Account of a Loan Party is maintained that enters into a Deposit Account Control Agreement in favor of the Administrative Agent.

“Accountants” has the meaning specified in Section 6.01(a).

“Acquisition” means the acquisition by Borrowers or any Subsidiary of or from any Person (whether pursuant to an acquisition of Equity Interests of such Person or of all or substantially all of the assets of such Person or of a distinct business unit of such Person or otherwise) of a business.

“Act” has the meaning specified in Section 11.18.

“Administrative Agent” has the meaning specified in the introductory paragraph hereto. “Administrative Agent Office” means the office or offices of Administrative Agent described as such on Schedule 11.02, or such other office or offices as Administrative Agent may from time to time notify the Borrowers.

“Affiliate” means as to any Person, any other Person that directly or indirectly controls, or is controlled by, or is under common control with, that Person. For purposes of this definition (a) “control,” “controlled by,” and “under common control with” mean possession, directly or indirectly, of power to direct (or cause the direction of) management or policies of a Person, whether through ownership of Voting Interests or other ownership interests, by contract, or otherwise, and (b) the term “Affiliate” includes each of the following as “Affiliates” of the others: (i) each Guarantor, (ii) each Borrower, (iii) any partner, shareholder or member of any Borrower, and (iv) any officer, director or manager of any Borrower.

“Agreement” has the meaning specified in the introductory paragraph hereto. “Applicable Anti-Corruption Laws” has the meaning specified in Section 5.21.

“Applicable Percentage” means, with respect to any Lender, the percentage of the total Commitment represented by such Lender’s Commitment. If the aggregate Commitment has terminated or expired, the Applicable Percentages shall be determined based upon the Commitment most recently in effect, giving effect to any assignments.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.07), and accepted by Administrative Agent, substantially in the form of Exhibit G or any other form approved by the Administrative Agent.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule.

“Beneficial Ownership Certification” means a certification in form and substance reasonably satisfactory to the Administrative Agent regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “BHC Act Affiliate” is defined in Section 11.21(b).

“Borrower” and “Borrowers” have the meanings specified in the introductory paragraph hereto.

“Borrowers’ Equity” means, as of any date of determination, the positive amount shown on the “Partners’ capital/(deficit)” line of the unaudited balance sheet of any Borrower most recently provided in accordance with the terms of this Agreement.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the State of Texas.

“Capital Expenditure” means, with respect to any Person, any expenditure by such Person for

(a) an asset which will be used in a year or years subsequent to the year in which the expenditure is made and which asset is properly classified in relevant financial statements of such Person as equipment, real property, a fixed asset or a similar type of capitalized asset in accordance with GAAP or (b) an asset relating to or acquired in connection with an acquired business, and any and all acquisition costs related to clause (a) or (b) above.

“Capital Lease Obligations” means, with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or finance leases (but, for avoidance of doubt, not operating leases) on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Equivalents” means, collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within 120 days from the date of acquisition thereof, (b) commercial paper maturing no more than 120 days from the date of creation thereof and currently having the highest rating obtainable from either S&P or Moody’s, (c) certificates of deposit maturing no more than 120 days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of “A” or better by a nationally recognized rating agency; provided that, the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, or

(d) time deposits maturing no more than 30 days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder.

“CFC” has the meaning specified in the definition of Foreign Subsidiary.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following:

(a) the adoption or taking effect of any Law, rule, regulation or treaty; (b) any change in any Law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Governmental Authority; provided that, notwithstanding anything in this Agreement to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means (a) (i) The Dugaboy Investment Trust ceases to be the sole beneficial owner of the equity interests in NPA or (ii) The Dugaboy Investment Trust ceases to be the sole beneficial owner of the equity interests in NWH, (b) during any period of 12 consecutive months, (i) NexPoint Advisors GP, LLC, a Delaware limited partnership, ceases to be the general partner of NPA or (ii) The Dugaboy Investment Trust ceases to be the sole member of NWH, or (c) any change in the ownership or Control of the outstanding Equity Interests of any Loan Party occurs such that there is a change of more than 51% in the direct ownership of any Loan Party.

“Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 11.01.

“Closing Date Acquisition” means the transactions being consummated pursuant to the Closing Date Acquisition Agreement.

“Closing Date Acquisition Agreement” means, collectively, (i) that certain Purchase Agreement dated as of November 4, 2025, by and among WATERFORD PLACE OWNER LLC, a Delaware limited liability company, WATERFORD PLACE TIC II OWNER LLC, a Delaware limited liability company, WATERFORD PLACE TIC III OWNER LLC, a Delaware limited liability company and WATERFORD PLACE TIC IV OWNER LLC, a Delaware limited liability company, each having an mailing address at

32 Cross Street, Suite 204, Lakewood, New Jersey 08701 (collectively as seller), and NexPoint

Acquisitions, LLC, a Delaware limited liability company, with an address 300 Crescent Court, Suite 700, Dallas, Texas 75201 (as purchaser) (together with all annexes, schedules and exhibits thereto).

“Closing Date Acquisition Documents” means the Closing Date Acquisition Agreement and all other agreements entered into between the parties to the Closing Date Acquisition Agreement in connection with the Closing Date Acquisition and all schedules, exhibits and annexes to each of the foregoing.

“Code” means the Internal Revenue Code of 1986, as amended. “Collateral” has the meaning specified in the Security Agreement.

“Collateral Documents” means, collectively, the Security Agreement, the Pledge Agreement, each Deposit Account Control Agreement, each of the other security agreements, pledge agreements or other similar agreements delivered to Administrative Agent pursuant to the Loan Documents, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of Administrative Agent.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make the Loan to the account of the Borrowers hereunder on the Closing Date in an aggregate principal amount not to exceed $28,000,000. For the avoidance of doubt, the aggregate Commitment with respect to the Loan on the Closing Date shall be $28,000,000.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Compliance Certificate” means a certificate substantially in the form of Exhibit B.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.

“Covered Entity” is defined in Section 11.21(b). “Covered Party” is defined in Section 11.21(a).

“Debt” means (without duplication), for any Person, (a) all obligations required by GAAP to be classified upon such Person’s balance sheet as liabilities, (b) liabilities to the extent secured (or for which and to the extent the holder of the Debt has an existing right, contingent or otherwise, to be so secured) by any Lien existing on property owned or acquired by that Person, (c) capital leases and other obligations that have been (or under GAAP should be) capitalized for financial reporting purposes, (d) all obligations for borrowed money (whether as a direct obligor on a promissory note, a reimbursement obligor on a letter of credit, a guarantor, or otherwise), (e) all guaranties, endorsements, letters of credit, and other contingent liabilities with respect to Debt or obligations of others, to the extent that such would be classified as a liability on the balance sheet under GAAP and (f) the net obligation of such Person under any hedge agreement. For purposes hereof, the Debt of any Person shall exclude the Debt of any Subsidiary of Borrowers, but shall include the Debt of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Debt is expressly made non-recourse to such Person.

“Debt to Equity Ratio” means, with respect to a Measurement Period, the ratio of (a) Debt during such period to (b) Borrowers’ Equity.

“Debtor Relief Laws” means Title 11 of the United States Code and all other applicable liquidation, conservatorship, bankruptcy, fraudulent transfer, fraudulent conveyance, assignment for the benefit of creditors, moratorium, rearrangement, receivership, examinership, insolvency, reorganization, suspension of payments, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Right” is defined in Section 11.21(b).

“Defaulting Lender” means, subject to Section 2.16(b), any Lender that (a) has failed to (i) fund all or any portion of its Loan within two Business Days of the date such Loan was required to be funded hereunder unless such Lender notifies the Administrative Agent and Borrowers in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrowers and the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund the Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied),

(c) has failed, within three Business Days after written request by the Administrative Agent or the Borrowers, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrowers), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through

(d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16(b)) upon delivery of written notice of such determination to the Borrowers and each Lender.

“Deposit Account” means any deposit and any substitute or successor deposit account.

“Deposit Account Control Agreement” means a deposit account control agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Administrative Agent, Account Bank and the Loan Party maintaining such Deposit Account, effective to grant “control” (as defined under the UCC) over such Deposit Account to the Administrative Agent.

“Designated Jurisdiction” means any country, region or territory to the extent that such country, region or territory itself is the subject of any Sanction.

“Disposition” or “Dispose” means the sale, lease, transfer, conveyance, assignment, license, or other disposition (including any sale and leaseback transaction) of any asset by any Person, including any sale, assignment, transfer, conveyance, or other disposition, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Dollar” and “$” mean lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia.

“DST” means NexPoint Waterford DST, a Delaware statutory trust. “DST Sales” means the sale of Class 1 beneficial interests in the DST. “DST Sales Proceeds” has the meaning specified in Section 6.12(a).

“DST Sales Proceeds Account” has the meaning specified in Section 6.12(a). “DST Sales Report” means email reports of the progress of the DST Sales.

“EBITDA” means, for any period, Net Income of Borrowers for such period, plus, without duplication and to the extent deducted in calculating Net Income for such period, the sum of (a) Interest Expense for such period, (b) Taxes paid in cash during such period, (c) the amount of depreciation and amortization expense deducted in determining Net Income, (d) any extraordinary or non-recurring items reducing Net Income for such period, subject to Lender’s reasonable approval, and (e) any non-cash items reducing Net Income for such period, minus (i) any extraordinary or non-recurring items increasing Net Income for such period, subject to Lender’s reasonable approval and (ii) any non-cash items increasing Net Income for such period.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” has the meaning specified in the introductory paragraph hereto.

“Employee Plan” means a pension, profit-sharing, or stock bonus plan intended to qualify under Section 401(a) of the Code, maintained or contributed to by Borrowers or any ERISA Affiliate, including any multiemployer plan within the meaning of Section 4001(a)(3) of ERISA.

“Entitlement Orders” means “Entitlement Orders” as defined in the UCC.

“Environmental Law” means any Law that relates to the pollution or protection of the environment, the release of any materials into the environment, including those related to Hazardous Substances, air emissions and discharges to waste or public systems, or to health and safety.

“Equity Interests” means, with respect to any Person, any and all shares, interests, participations, or other equivalents, including membership interests (however designated, whether voting or nonvoting), or equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, in each case, whether outstanding on the date hereof or issued after the date hereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with Borrowers within the meaning of Section 414(b) or (c) of the Code.

“Erroneous Payment” has the meaning assigned to it in Section 11.22(a).

“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 11.22(b). “Erroneous Payment Impacted Class” has the meaning assigned to it in Section 11.22(b). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 11.22(b).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” has the meaning specified in Section 8.01.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), branch profits and franchise Taxes, in each case, (i) imposed by the United States of America (or any political subdivision thereof) or by the jurisdiction (or any political subdivision thereof) under the laws of which the Recipient is organized or conducts business (other than business arising from or relating to any transaction under any Loan Document) or in which its principal office, or its lending office, is located, or (ii) that are Other Connection Taxes; (b) in the case of a Lender,

U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which

(i) such Lender acquires such interest in the Loan or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to such Lender’s assignor before such Lender became a party hereto or to such Lender before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(h) and (d) any withholding Taxes imposed under FATCA.

“Exit Fee” means a fee equal to one half of one percent (0.50%) of repaid principal at the time of such payment.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any applicable intergovernmental agreement entered into between the United States and any other Governmental Authority in connection with the implementation of the foregoing, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement, or any treaty or convention among Governmental Authorities and implementing the foregoing.

“FDIC” means the Federal Deposit Insurance Corporation.

“Financials” means the financial statement and other information required in Section 6.01(b) for the fiscal quarter ended September 30, 2025, in form and substance satisfactory to the Administrative Agent.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Foreign Subsidiary” means any Subsidiary that (a) is not a Domestic Subsidiary, (b) is a Domestic Subsidiary substantially all the assets of which are equity or debt of one or more controlled foreign corporations as defined for purposes of Section 957 of the Code (“CFC”), or (c) is a Domestic Subsidiary held by a CFC.

“Free Cash Flow” means, for any Person for any period, (a) EBITDA for such period, plus (b) any decrease in Net Working Capital (measured as the excess, if any, of Net Working Capital at the beginning of such period over Net Working Capital at the end of such period), minus (c) the sum of (i) any increase in Net Working Capital (measured as the excess, if any, of Net Working Capital at the end of such period over Net Working Capital at the beginning of such period), plus (ii) cash Interest Expense for such period, plus

(iii) Capital Expenditures for such period, plus (iv) scheduled principal payments on Funded Debt made during such period, plus (v) cash distributions made during such period, plus (vi) Taxes paid or accrued and Tax Distributions made during such period, and plus (vii) voluntary prepayments under the Loan made during such period.

“Funded Debt” means, when determined, all capital leases and other obligations of the Loan Parties that have been (or under GAAP should be) capitalized for financial reporting purposes and all obligations for borrowed money of the Loan Parties (whether as a direct obligor on a promissory note, a reimbursement obligor on a letter of credit, a guarantor, or otherwise).

“GAAP” means generally accepted accounting principles in the U.S. set out in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board as in effect from time to time.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government having authority over the Loan Parties or the Collateral.

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment or performance of such Debt or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Debt or other obligation of any other Person, whether or not such Debt or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Debt to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantor” means each Person executing a Guaranty of the Obligations in favor of Administrative Agent.

“Guaranty” means a guaranty agreement in Proper Form.

“Hazardous Substance” means (a) any explosive or radioactive substance or waste, all hazardous or toxic substances, waste, or other pollutants, and any other substance the presence of which requires removal, remediation or investigation under any applicable Environmental Law, (b) any substance that is defined or classified as a hazardous waste, hazardous material, pollutant, contaminant, or toxic or hazardous substance under any applicable Environmental Law, or (c) petroleum, petroleum distillates, petroleum products, oil, polychlorinated biphenyls, radon gas, infectious medical wastes, and asbestos or asbestos-containing materials.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by the Borrowers under any Loan Documents and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 11.05(a).

“Interest Coverage Ratio” means, with respect to a Measurement Period, the ratio of (i) EBITDA to (ii) Interest Expense.

“Interest Expense” means, for any period, total interest expense of Borrowers (including that portion attributable to Capital Lease Obligations), premium payments, debt discount, fees, charges and related expenses with respect to all outstanding Debt of Borrowers.

“Interest Payment Date” means the first calendar day of each month (or next succeeding Business Day thereafter).

“InvestCo Sub” means NexPoint Waterford Investment Co, LLC, a Delaware limited liability company.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Debt of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Investment Grade Rating” means (a) a rating equal to or higher than BBB- (or the equivalent) by Egan-Jones Ratings Company or if applicable, any successor thereto or (b) an investment grade rating by any other nationally recognized statistical rating organization selected by the Administrative Agent.

“IRS” means the United States Internal Revenue Service.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender Joinder Agreement” means an agreement substantially in the form of Exhibit F, pursuant to which a new Lender joins the Loan Documents as contemplated by Section 11.07.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Lending Office” means a Lender’s address, and, as appropriate, account, as set out in its administrative questionnaire, or such other address or account as Lender may from time to time notify Borrowers and Administrative Agent.

“Lien” means any lien (statutory or other), mortgage, security interest, financing statement, collateral assignment, pledge, assignment, charge, hypothecation, deposit arrangement, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing), or encumbrance of any kind, and any other right of or arrangement with any creditor (whether based on common law, constitutional provision, statute or contract) to have its claim satisfied out of any property or assets, or their proceeds, before the claims of the general creditors of the owner of the property or assets.

“Litigation” means any action by or before any Governmental Authority, arbitrator, or arbitration panel.

“Loan” means the term loan made by Lenders to the Borrowers on the Closing Date pursuant to

Article II.

“Loan Documents” means this Agreement, the Note, the Collateral Documents, all Guaranties, all Compliance Certificates, any Lender Joinder Agreement and any other agreement, document, and instrument in favor of Administrative Agent or the Lenders delivered in connection with, pursuant to, or under, this Agreement.

“Loan Parties” means, collectively, the Borrowers and any Guarantor that becomes a party hereto.

“Material Adverse Effect” means any circumstance or event that, individually or collectively with other circumstances or events, could reasonably be expected to result in (a) impairment of the ability of the Loan Parties, taken as a whole, to perform any of their respective payment or other material obligations under any Loan Document, (b) impairment of the ability of Administrative Agent or any Lender to enforce any Loan Party’s material obligations, or Lender’s material rights, under any Loan Document, (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party, and (d) a material and adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), or financial condition of the Loan Parties taken as a whole.

“Material Contract” means, for any Person, any agreement to which that Person is a party by which that Person is bound, or to which any assets of that Person may be subject, and that is not cancelable by that Person upon thirty (30) or fewer days’ notice without liability for further payment other than nominal penalty, and that requires that Person to pay more than $250,000 in the aggregate during the term of such agreement.

“Maturity Date” means the earlier of (a) the Stated Maturity Date or such later date as may be established pursuant to Section 2.17, (b) the date on which Administrative Agent declares all amounts under the Loan to be immediately due and payable pursuant to Section 8.02, and (c) if the Loan evidenced by this Agreement and the Notes do not maintain an Investment Grade Rating, the date designated by the Administrative Agent by written notice to Borrowers.

“Maximum Rate” has the meaning specified in Section 11.10. “Measurement Date” has the meaning specified in Section 6.18.

“Measurement Period” means (a) (i) for the test of the Total Deleveraging Ratio as of March 31, 2026, June 30, 2026 and September 30, 2026, the year-to-date results ended on such Measurement Date, annualized, and (ii) for the test of the Total Deleveraging Ratio as of December 31, 2026 and each Measurement Date thereafter, the twelve (12) consecutive calendar months ended on such Measurement Date; and (b) for the tests of the Debt to Equity Ratio and Interest Coverage Ratio as of March 31, 2026, June 30, 2026 and September 30, 2026, the year-to-date results ended on such Measurement Date, and as of December 31, 2026 and each Measurement Date thereafter, the period of twelve (12) consecutive calendar months ended on such Measurement Date.

“Moody’s” means Moody’s Investors Service, Inc.

“Net Income” means, for any period, the net income of Borrowers determined in accordance with

GAAP.

“Net Working Capital” means, for any period, the difference of current assets as of such period minus current liabilities as of such period determined in accordance with GAAP.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all affected Lenders in accordance with the terms of this Agreement and (b) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Note” means a promissory note made by the Borrowers in favor of requesting Lender evidencing the Loan made by such Lender, substantially in the form of Exhibit A.

“Notice of Borrowing” means a notice of the Loan pursuant to Section 2.02, substantially in the form of Exhibit D, appropriately completed and signed by a Responsible Officer of the Borrowers.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrowers arising under any Loan Document or otherwise with respect to the Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrowers or any Guarantor of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, limited partnership or designated activity company, the certificate of incorporation or the certificate or articles of formation or organization (as applicable) and operating agreement or constitution (as applicable); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity, as each may be amended, supplemented, restated or otherwise modified or added to from time to time.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means any and all present or future stamp, court, recording, filing, intangible, documentary or similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement or registration of, or performance under, or from the receipt or perfection of a security interest under or otherwise with respect to this Agreement or any other Loan Document (other than any such Taxes that are imposed with respect to an assignment except for an assignment pursuant to a request by the Borrowers in accordance with Section 3.03).

“Outstanding Amount” means with respect to the Loan on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of the Loan, as the case may be, occurring on such date.

“Participant” has the meaning specified in Section 11.07(d). “Participant Register” has the meaning specified in Section 11.07(g).

“Payment Date” means the first calendar day of each month (or next succeeding Business Day thereafter).

“Payment Recipient” has the meaning assigned to it in Section 11.22(a).

“Permitted Debt” means, without duplication, (a) the Obligations, (b) Debt arising from endorsing negotiable instruments for collection in the ordinary course of business, (c) purchase money Debt and capital lease obligations incurred in the ordinary course of business which, in any case individually do not exceed $50,000, (d) Debt among the Loan Parties and guaranties by any Loan Party of Debt otherwise permitted hereunder, (e) Debt existing on the Closing Date and disclosed to the Administrative Agent in writing, (f) indemnities arising under agreements entered into by any Loan Party in the ordinary course of business, (g) trade payables paid within ninety (90) days after they are incurred, Tax liabilities and other current liabilities incurred in the ordinary course of business, (h) any Debt approved in writing by Administrative Agent after the Closing Date and which is in Proper Form, (i) any Debt secured by any securities or interest that NPA holds in NexPoint Diversified Real Estate Trust or its successors, subsidiaries, or assigns, provided that such Debt shall not be secured by any portion of the Collateral,

(j) Debt incurred in respect of appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business, and with respect to appeal bonds in an aggregate amount not to exceed

$250,000 at any time, (k) Debt incurred in connection with DST Sales and (l) Debt which represents an extension, refinancing, or renewal of any of the Debt described in clauses (c) and (f) hereof; provided that, the principal amount of such Debt is not increased, except by an amount equal to a reasonable premium or other reasonable amount paid and fees and expenses incurred, in connection with such refinancing and any existing unutilized commitments thereunder, and the terms of any such extension, refinancing, or renewal taken as a whole are not materially less favorable to the obligor thereunder than the original terms of such Debt.

“Permitted Investments” means (a) Reserved, (b) marketable obligations backed by the full faith and credit of the U.S. (and investments in mutual funds investing primarily in those obligations),

(c) certificates of deposit or banker’s acceptances that are fully insured by the Federal Deposit Insurance Corporation or are issued by commercial banks having combined capital, surplus, and undivided profits of not less than $250,000,000 (as shown on its most recently published statement of condition), (d) cash or Cash Equivalents, (e) eurodollar time deposits or investments managed by Administrative Agent,

(f) commercial paper and similar obligations rated “P-2” or better by Moody’s or “A-2” or better by S&P,

(g) investments in securities purchased by any Loan Party under repurchase obligations pursuant to which arrangements are made with selling financial institutions (being a financial institution having unimpaired capital and surplus of not less than $500,000,000 and with a rating of “A-1” by S&P or “P-1” by Moody’s) for such financial institutions to repurchase such securities within 30 days from the date of purchase by such Loan Party, and other similar short term investments made in connection with the Loan Party’s cash management practices, (h) non-cash proceeds from dispositions permitted under Section 7.05,

(i) investments by any Loan Party in its wholly-owned Subsidiaries which are Guarantors, including, but not limited to the creation of new wholly-owned Subsidiaries that become Guarantors upon creation,

(j) advances to any of Borrowers’ Subsidiaries that are Guarantors, (k) investments in the form of capital contributions and the Acquisition of Equity Interests made by any Loan Party in any other Loan Party that has been previously approved in writing by Administrative Agent, (l) investments received in settlement of amounts due to a Loan Party effected in the ordinary course of business or owing to a Loan Party as a result of insolvency proceedings involving an account debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party, (m) Equity Interests or other securities acquired in connection with the satisfaction or enforcement of Debt or claims due or owing to a Loan Party (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Debt or claims, and (n) any other investments approved in writing by Administrative Agent after the Closing Date.

“Permitted Liens” means (a) Liens securing the Obligation, (b) Liens which secure purchase money Debt and capital lease obligations permitted under clause (c) of the definition of Permitted Debt, (c) Liens for Taxes; provided that, (i) no amounts are due and payable and no Lien has been filed or agreed to, or (ii) the validity or amount thereof is being contested in good faith by lawful proceedings diligently conducted, and reserve or other provision required by GAAP has been made, (d) judgments and attachments not otherwise prohibited by Section 8.01(g) or disclosed in Schedule 5.07, (e) rights of offset or statutory banker’s Lien arising in the ordinary course of business in favor of commercial banks; provided that, any such Lien shall only extend to deposits and property in possession of such commercial bank and its Affiliates, (f) good-faith pledges or deposits made in the ordinary course of business to secure (i) statutory obligations, (ii) occupational accident policies, or (iii) surety or appeal bonds, or indemnity, performance or other similar bonds, and in the case of appeal bonds, in an aggregate amount not to exceed $250,000 at any time or in any amount if in conjunction with any litigation disclosed in Schedule 5.07 or related to or arising from such litigation, (g) Liens (other than for Taxes) imposed by operation of law; provided that,

(i) such Liens relate to obligations not overdue or the validity or amount of such Lien is being contested in good faith by lawful proceedings diligently conducted, (ii) reserve or other provision required by GAAP has been made, and (iii) within sixty (60) days after the entry thereof, levy and execution thereon have been (and continue to be) stayed or payment thereof is covered in full by insurance (subject to the customary deductible) and (h) any Liens approved in writing by Administrative Agent after the Closing Date.

“Person” means any individual, partnership, limited partnership, corporation, limited liability company, Irish collective asset-management vehicle (including any sub-fund thereof), business trust, joint stock company, trust, unincorporated association, joint venture, syndicate, Governmental Authority or other entity or organization of whatever nature.

“Pledge Agreement” means that certain pledge agreement dated as of the Closing Date among The Dugaboy Investment Trust, as pledgor, and Administrative Agent, on behalf of the Lenders, granting Administrative Agent, for the benefit of the Lenders, a Lien on, and security interest in the Collateral as defined therein.

“Proper Form” means in form and substance reasonably satisfactory to Administrative Agent and its legal counsel.

“QFC” is defined in Section 11.21(b).

“QFC Credit Support” is defined in Section 11.21.

“Recipient” means (a) the Administrative Agent or (b) any Lender, as applicable. “Register” has the meaning specified in Section 11.07(c).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Removal Effective Date” means the meaning specified in Section 10.06(b).

“Representatives” mean representatives, agents, officers, directors, employees, consultants, contractors, and attorneys.

“Required Lenders” means, for any period during the term of this Agreement where there are:

(a)
two or fewer Lenders, all Lenders; and (b) three or more Lenders, Lenders holding, in the aggregate,

more than 50.0% of the Outstanding Amount at such time. The Outstanding Amount held by any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Resignation Effective Date” means the meaning specified in Section 10.06(a).

“Responsible Officer” means, with respect to the Borrowers and any Guarantor, the chief executive officer, president, executive vice president or a financial officer of such Borrower or Guarantor, and any additional authorized person who is hereafter designated in writing by the Borrower or a Guarantor to Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of the Borrowers or any Guarantor, as applicable, shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Borrowers or such Guarantor, as applicable, and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrowers or such Guarantor, as applicable.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities, or other property) with respect to any capital stock or other Equity Interest of any Loan Party or any Subsidiary of such Loan Party, or any payment (whether in cash, securities, or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interests, or on account of any return of capital to a Loan Party’s or such Subsidiary’s shareholders, partners, or members (or the equivalent thereof). For the avoidance of doubt, any distribution made by a Loan Party pursuant to the distribution language in its Organization Documents shall constitute a “Restricted Payment” for purposes of this Agreement.

“S&P” means S&P Global Ratings, a subsidiary of S&P Global, Inc., and any successor thereto. “Sanction(s)” means any international economic sanction administered or enforced by the United

States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury or other relevant sanctions authority.

“Security Agreement” means the security agreement in the form attached hereto as Exhibit I among NWH, as debtor, and Administrative Agent, on behalf of the Lenders, granting Administrative Agent, for the benefit of the Lenders, a Lien on, and security interest in the Collateral as defined therein.

“Senior Loan” means the loan from Walker and Dunlop, LLC, a Delaware limited liability company, the predecessor-in-interest to Federal Home Loan Mortgage Corporation, and the DST.

“Solvent” or “Solvency” means, as to any Person as of any date of determination, that on such date

(a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute an unreasonably small capital; and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Stated Maturity Date” means January 14, 2028.

“Subsidiary” of a Person means corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the Voting Interests are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references in this Agreement or the Loan Documents to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or to Subsidiaries of Borrowers.

“Supported QFC” is defined in Section 11.21.

“Tax Distribution” means any cash distribution made by any Loan Party or Subsidiary that is treated for U.S. federal income tax purposes as a tax transparent entity or a CFC in an amount necessary for the payment of the federal, state and local income tax obligations on account of the attribution of each such Person’s income to its direct or indirect shareholders or members, as the case may be, by reason of such Person being a tax transparent entity or a CFC for federal income tax purposes, in each case determined at the highest individual marginal rate for such taxes.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Total Debt” means as at any date of determination, the aggregate stated balance sheet amount of all Debt related to direct obligations of Borrowers determined in accordance with GAAP.

“Total Deleveraging Ratio” means, with respect to a Measurement Period, (a) Free Cash Flow, to

(b)
Total Debt.

“Treasury Rate” means the 5-year U.S. Treasury Rate as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by Administrative Agent from time to time), as determined by Administrative Agent.

“UCC” means the Uniform Commercial Code, as adopted in Texas and as amended from time to time.

“United States” and “U.S.” mean the United States of America.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30)

of the Code.

“U.S. Special Resolution Regimes” is defined in Section 11.21.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(h)(ii).

“Voting Interests” of any Person means the capital stock (or other Equity Interest) of such Person having ordinary voting power for the election of directors (or other governing body).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.02
Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)
The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, amendments and restatements, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto”, “herein”, “hereof” and “hereunder”, and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
(b)
In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.
(c)
Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
1.03
Accounting Terms.
(a)
Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with GAAP applied on a consistent basis, as in effect from time to time. All financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in the same manner in which the Loan Parties have been preparing such financial data (including financial ratios and other financial calculations) since the date of their inception through the date hereof, including, without limitation, any income and expense data that has been, is and will continue to be prepared using GAAP accounting.
(b)
Changes in Accounting. If at any time any change in GAAP accounting would affect the computation of any financial ratio or requirement set forth in any Loan Document or the Loan Parties want to effect any change in the manner in which they prepare their financial data (including financial ratios and other financial calculations), the Loan Parties shall inform Administrative Agent of any such change prior to the Loan Parties submitting to Administrative Agent any other financial statements and other documents required under this Agreement, provided that, if such change affects the calculation of any financial ratio or calculation set forth in any Loan Document, Administrative Agent and the Loan Parties shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change. For the avoidance of doubt, Administrative Agent, Lenders, and the Loan Parties hereby acknowledge and agree that

(A) until any change described in this Section is effected, financial ratios and calculations shall continue to be computed in accordance with the accounting standards prior to such change therein, and (B) the applicable Loan Parties shall provide to Administrative Agent financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change.

1.04
Rounding. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest two decimal places.
1.05
Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Central time (daylight or standard, as applicable).

ARTICLE II.

THE COMMITMENT AND THE LOAN

2.01
Loan. Subject to the terms and conditions set forth herein, each Lender severally agrees to make a single term loan to the Borrowers on the Closing Date in an aggregate amount that will not exceed the amount of such Lender’s Commitment.
2.02
Borrowing.
(a)
Subject to compliance with Article 4, Borrowers may request the Loan by submitting a Notice of Borrowing to Administrative Agent. Each Notice of Borrowing must be received by Administrative Agent no later than 10:00 a.m. (Central time) to be deemed received on the date it is delivered; any Notice of Borrowing received after 10:00 a.m. (Central time) shall be deemed received on the following Business Day. Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Loan, (ii) the use of the proceeds of such proposed Loan and (iii) the proposed borrowing date, which must be a Business Day. Administrative Agent shall be entitled to rely conclusively on any Responsible Officer’s authority to request the Loan on behalf of the Borrowers. Administrative Agent shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.
(b)
Any Notice of Borrowing pursuant to this Section 2.02 shall be irrevocable and the Borrowers shall be bound to make a borrowing in accordance therewith.
2.03
Funding of Borrowings.
(a)
Funding by Lenders. Each Lender shall make the amount of the Loan to be made by it hereunder available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 12:00 noon on the proposed date thereof. The Administrative Agent will make all such funds so received available to the Borrowers in like funds, by wire transfer of such funds in accordance with the instructions provided in the applicable Notice of Borrowing.
(b)
Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender, prior to the proposed date of the Loan that such Lender will not make available to the Administrative Agent such Lender’s share of the Loan, the Administrative

Agent may assume that such Lender has made such share available on such date in accordance with Section 2.03(a) and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the Loan available to the Administrative Agent, then the applicable Lender and the Borrowers agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at the interest rate applicable to the Commitments. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the Loan to the Administrative Agent, then the amount so paid shall constitute such Lender’s portion of the Loan. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.

2.04
Termination of Commitments. The aggregate Commitments shall automatically and permanently be reduced to zero after the Loan on the Closing Date.
2.05
Voluntary and Mandatory Prepayments.
(a)
Subject to the payment of the applicable Exit Fee in connection with any prepayment under this Section 2.05, the Borrowers may at any time, by notice to Administrative Agent, voluntarily prepay the Loan in whole or in part; provided that such notice must be received by Administrative Agent not later than 10:00 a.m. (Central time) five (5) Business Days prior to the prepayment date. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the prepayment amount specified in such notice shall be due and payable on the date specified therein.
(b)
On the date such amounts are deposited into the DST Sales Proceeds Account, the Administrative Agent shall apply all amounts contained therein to the outstanding principal prepayment of the Loan.
(c)
Reserved.
(d)
Any prepayment of a Loan made pursuant to this Section 2.05 must be accompanied by (i) all accrued interest thereon, and (ii) the Exit Fee.
2.06
Repayment of the Loan and Interest. All accrued but unpaid interest shall be due and payable in monthly installments beginning on the first Payment Date following the Closing Date, and continuing on each Payment Date thereafter through and including the Maturity Date. Commencing on the first Payment Date that is twelve (12) months from the Closing Date and continuing on each Payment Date thereafter, installments of principal each in the amount of $233,333.33 shall be due and payable. The outstanding principal balance of the Loan, any and all accrued but unpaid interest hereon and the Exit Fee shall be due and payable in full on the Maturity Date or upon the earlier maturity hereof, whether by acceleration or otherwise.
2.07
Interest and Payments.
(a)
Interest Rate. The Loan shall bear interest at a rate of ten percent (10%) per annum from the Closing Date, compounded monthly. On each Interest Payment Date through and including the Maturity Date, Borrowers shall pay interest in arrears in the amount of all interest accrued and unpaid. Such interest shall accrue to the holders of the Notes issued to the Lenders on an equal and ratable basis.

(b)
Default Rate. Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, all Obligations shall bear interest at rate equal to five percentage points (500 basis points) in excess of the applicable interest rate in Section 2.07(a), compounded monthly, but which shall not at any time exceed the Maximum Rate. Interest accrued pursuant to this Section 2.07(b) and all interest accrued but unpaid on or after the Stated Maturity Date shall be due and payable on demand.
(c)
Payments Generally. Except as set forth in clause (a) above, all payments of principal, interest, and other amounts to be made by the Borrowers under this Agreement and other Loan Documents shall be made to the Administrative Agent in Dollars and in immediately available funds.
2.08
Computation of Interest and Fees. All computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (unless computation would result in an interest rate in excess of the Maximum Rate, in which event the computation is made on the basis of a year of 365 or 366 days, as the case may be). Interest shall accrue on the Loan for the day on which the Loan is made, and shall not accrue on the Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.10(a), bear interest for one day. Each determination by Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
2.09
Evidence of Debt. The Loan made by Lenders shall be evidenced by one or more accounts or records maintained by Administrative Agent in the ordinary course of business. The accounts or records maintained by Administrative Agent shall be conclusive absent manifest error of the amount of the Loan made by Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. The Borrowers shall execute and deliver to Administrative Agent a Note, which shall evidence the Loan in addition to such accounts or records.
2.10
Payments Generally.
(a)
Payments by Borrower. All payments to be made by the Borrowers shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to Administrative Agent, at the Administrative Agent Office in Dollars and in immediately available funds; in each case, not later than 3:00 p.m. (Central time), on the date specified herein. All payments received by Administrative Agent after 3:00 p.m. (Central time) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrowers shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. Nothing herein shall be deemed to obligate Lenders to obtain the funds for any Loan in any particular place or manner or to constitute a representation by a Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
(b)
Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders, as the case may be, the amount due. In such event, if the Borrowers has not in fact made such payment, then each of the Lenders, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(c)
Deductions by Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to this Agreement, then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent to satisfy such Lender’s obligations to the Administrative Agent until all such unsatisfied obligations are fully paid or (ii) hold any such amounts in a segregated account as cash collateral for, and for application to, any future funding obligations of such Lender under any such Section, in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.
(d)
Several Obligations of Lenders. The obligations of the Lenders hereunder to make the Loan and to make payments are several and not joint. The failure of any Lender to make the Loan or to fund any such participation or to make any such payment on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make the Loan, to purchase its participations or to make its payment under this Agreement.
2.11
Reserved.
2.12
Reserved.
2.13
Reserved.
2.14
Promissory Notes. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall prepare, execute and deliver to such Lender a promissory note of the Borrowers payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and a form approved by the Administrative Agent, which shall evidence such Lender’s Loan in addition to such records.
2.15
Reserved.
2.16
Defaulting Lenders.
(a)
Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)
Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.
(ii)
Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, or otherwise) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrowers, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to the Loan under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of the Loan in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) the Loan was made at a time when the conditions set forth in Section 4.01 were satisfied or waived, such payment shall be applied solely to pay the Loan of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of the Loan of such Defaulting Lender until such time as the Loan held by the Lenders pro rata in accordance with the Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(b)
Defaulting Lender Cure. If the Borrowers and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of the outstanding Loan of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loan to be held pro rata by the Lenders in accordance with the Commitments, whereupon, such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
2.17
Extension of Stated Maturity Date. So long as no Event of Default shall have occurred and be continuing on the date on which notice is given in accordance with the following clause (i) or on the then-effective Stated Maturity Date, Borrowers may extend the Stated Maturity Date to a date that is three hundred and sixty-four (364) days after the then-effective Stated Maturity Date, no more than one time, upon: (i) delivery of a written request therefor to Administrative Agent at least thirty (30) days, but no more than ninety (90) days, prior to the Stated Maturity Date then in effect; (ii) receipt by Administrative Agent of a certificate of Borrowers dated the date of such request stating that (A) no Default or Event of Default then exists and is continuing and (B) Borrowers are in compliance with the covenants set forth in Article

VI and Article VII of this Agreement. Such extension shall be evidenced by delivery of written confirmation of the same by Administrative Agent to Borrowers. For the avoidance of doubt, as of the Closing Date, the Borrowers have one extension available to them pursuant to this Section 2.17.

ARTICLE III. TAXES.

3.01
Taxes.
(a)
Defined Terms. For purposes of this Section 3.01, the term “applicable Law” includes FATCA.
(b)
Payments Free of Taxes.
(i)
Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws.
(ii)
If any Loan Party shall be required by applicable Law (as determined in the good faith discretion of such Loan Party) to withhold or deduct any Taxes from any payment by or on account of any obligation of such Loan Party, then (A) such Loan Party shall withhold or make such deductions as are determined by the applicable Loan Party to be required, and (B) the applicable Loan Party shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable Law.
(c)
Increased Amount. If any Loan Party is required by applicable Law to deduct or withhold any Taxes from such payments and such Tax is an Indemnified Tax, then the amount payable by such Loan Party shall be increased so that after all such required deductions or withholdings are made (including deductions or withholdings applicable to additional amounts payable under this Section 3.01), Administrative Agent receives an amount equal to the amount it would have received had no such deduction been made.
(d)
Other Taxes. In addition, the Borrowers shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law.
(e)
Indemnification by the Borrower. The Borrowers shall indemnify Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Tax imposed on or attributable to amounts payable under this Section 3.01) paid or payable by the Administrative Agent on or with respect to an amount payable by the Borrowers under or in respect to this Agreement or under any other Loan Document (or required to be withheld or deducted from any such amount paid to the Administrative Agent), together with any penalties, interest and reasonable expenses arising therefrom and with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate from the Administrative Agent as to the amount of such payment or liability delivered to the Borrowers by the Administrative Agent shall be conclusive absent manifest error.
(f)
Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the

Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.07(g) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 3.01(f).

(g)
Evidence of Payments. Upon request by Administrative Agent, after any payment of Taxes by the Borrowers to a Governmental Authority as provided in this Section 3.01, the Borrowers shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.
(h)
Status of Lenders.
(i)
Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in paragraphs (h)(ii)(A), (ii)(B) and (ii)(D) of this Section) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)
Without limiting the generality of the foregoing,
(A)
any Lender that is a U.S. Person shall deliver to the Borrowers and the Administrative Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such

Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), whichever of the following is applicable:

(1)
in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)
executed copies of IRS Form W-8ECI;
(3)
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrowers within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W 8BEN-E, as applicable; or
(4)
to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W 8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner;
(C)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrowers and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrowers or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrowers or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)
if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative

Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrowers or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrowers or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrowers and the Administrative Agent in writing of its legal inability to do so.

(i) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (i) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (i), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (i) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

3.02
Increased Costs.
(a)
Increased Costs Generally. If any Change in Law shall:
(i)
impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement);
(ii)
subject Administrative Agent or any Lender to any Tax (except for Indemnified Taxes and Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)
impose on Administrative Agent or any Lender any other condition affecting this Agreement or the Loan made by Lenders;

and the result of any of the foregoing shall be to increase the cost to any Lender of making or maintaining the Loan (or of maintaining its obligation to make the Loan) or to reduce the amount of any sum received or receivable by Administrative Agent hereunder (whether of principal, interest or any other amount) then, upon request of Administrative Agent, the Borrowers will pay to Administrative Agent such additional amount or amounts as will compensate Administrative Agent and Lender for such additional costs incurred or reduction suffered.

(b)
Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitment of such Lender or the Loan made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of Lender’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.
(c)
Certificates for Reimbursement. A certificate of a Lender, prepared in good faith, setting forth in reasonable detail the basis for calculating the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection

(a) or (b) of this Section 3.02 and delivered to the Borrowers shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)
Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.02 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).
3.03
Mitigation of Obligations; Replacement of Lenders.
(a)
Designation of a Different Lending Office. If any Lender requests compensation under Section 3.02, or requires Borrowers to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, then such Lender shall (at the request of Borrowers) use reasonable efforts to designate a different Lending Office for funding or booking the Loan under this Agreement or to assign its rights and obligations under this Agreement to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or Section 3.02, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)
Replacement of Lenders; Prepayment. If any Lender requests compensation under Section 3.02, or if Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.03(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, (i) prepay, without any fee or penalty, the outstanding principal of such Lender’s pro rata share of the Loan plus accrued interest thereon or (ii) subject to the provision below, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.07), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.01 or Section 3.02) and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:
(i)
such Lender shall have received payment of an amount equal to the outstanding principal of its pro rata share of the Loan, accrued interest thereon, accrued fees and all other amounts payable to it under this Agreement and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrowers (in the case of all other amounts);
(ii)
in the case of any such assignment resulting from a claim for compensation under Section 3.02 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;
(iii)
such assignment does not conflict with applicable Law; and
(iv)
in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver, or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrowers to require such assignment and delegation cease to apply.

3.04
Requests for Compensation. A certificate of any Lender claiming compensation under this Article III and setting out the additional amount or amounts to be paid to it under this Agreement shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. Borrowers shall pay such Lender the amount shown as due on any such certificate within ninety (90) days after receipt thereof.
3.05
Survival. Each party’s obligations under this Article III shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

ARTICLE IV.

CONDITIONS PRECEDENT TO THE LOAN.

4.01
Conditions to the Loan. The obligation of Lenders to make the Loan hereunder is subject to satisfaction of the following conditions precedent:
(a)
Administrative Agent’s receipt of the following, each of which shall be originals, copies thereof in PDF format or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the Borrowers, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance reasonably satisfactory to Administrative Agent and its legal counsel:
(i)
duly executed counterparts of this Agreement;
(ii)
the Note;
(iii)
the Collateral Documents;
(iv)
reserved;
(v)
the certified copies of the Organization Documents of the Borrowers;
(vi)
reserved;
(vii)
such certificates of resolutions or other action, incumbency certificates and other certificates of Responsible Officers of the Borrowers or trustee of the Dugaboy Investment Trust as Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer or trustee thereof authorized to act as a Responsible Officer or trustee in connection with this Agreement and the other Loan Documents;
(viii)
certificates evidencing that each Borrower is in good standing (or an analogous status) in its jurisdiction of formation;
(ix)
certificates attesting to the Solvency of Borrowers (on a consolidated basis) before and after giving effect to the Loan, from each Borrower’s Responsible Officer;
(x)
a certificate of a Responsible Officer of Borrowers either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by each Borrower and the validity against each Borrower of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;
(xi)
a certificate signed by a Responsible Officer of Borrowers certifying that there has been no event or circumstance since the date of the Financials that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;
(xii)
a duly completed pro forma Compliance Certificate as of the Closing Date signed by a Responsible Officer of the Borrowers;
(xiii)
a copy of the Financials as of a recent date acceptable to the Administrative

Agent, certified by a Responsible Officer of the Borrowers;
(xiv)
an opinion of Haynes and Boone, LLP, addressed to the Administrative Agent and Lenders, dated as of the Closing Date, and covering matters that customarily are addressed in connection with the transactions contemplated by this Agreement;
(xv)
the results of Lien searches (including, to the extent required by Administrative Agent, a search as to judgments, pending litigation, bankruptcy, and tax matters), in form and substance reasonably satisfactory to Administrative Agent, made against each Borrower under the UCC (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the UCC or equivalent should be made to evidence or perfect security interests in all assets of each Borrower, indicating, among other things, that the assets of such parties that are intended Collateral hereunder are free and clear of any Lien (except for Permitted Liens);
(xvi)
confirmation that the Senior Loan has closed or is closing contemporaneously with the Closing Date Acquisition; and
(b)
Any reasonable and documented fees and expenses required to be paid on or before the Closing Date shall have been paid.
(c)
No Default or Event of Default shall exist, or would result from the Loan from the application of the proceeds thereof.
(d)
Administrative Agent shall have received a Notice of Borrowing in accordance with the requirements hereof.
(e)
Borrowers shall have established the DST Sales Proceeds Account.

The Notice of Borrowing submitted by the Borrowers shall be deemed to be a representation and warranty by the Borrowers that the conditions specified in this Section 4.01 have been satisfied on and as of the date of the Loan.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

The Borrowers represent and warrant to Administrative Agent and the Lenders on the date hereof and on the date of the Loan that:

5.01
Existence, Qualification and Power. Each Loan Party is duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is organized, formed or incorporated (as applicable). Each Loan Party is properly licensed, and, in good standing and in compliance with fictitious name statutes in each such jurisdiction where the nature of its activities requires such compliance or licensing and where such failure to do so materially and adversely effects Administrative Agent’s or any Lender’s rights under the Loan Documents.
5.02
Authorization; No Contravention. The execution and delivery by each Loan Party of the Loan Documents to which it is a party and each Loan Party’s performance of its obligations under the Loan Documents are within such Loan Party’s powers, have been duly authorized, do not conflict with any of its Organization Documents, and such Loan Documents do not conflict with any Law, agreement, or obligation by which such Loan Party is bound. Each Loan Party’s execution, delivery and performance of the Loan Documents to which each is or may be a party have received all, if any, requisite prior approvals of any Governmental Authority.
5.03
Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, any Loan Party of this Agreement, any other Loan Document, any Closing Date Acquisition Document or the Closing Date Acquisition. Each Loan Party has all licenses, permits and approvals necessary for the conduct of its business.
5.04
Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party hereto or thereto, as applicable. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of each Loan Party party hereto or thereto, as applicable, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, examinership or other laws, now or hereafter in effect, relating to or affecting creditors’ rights generally or by general principles of equity.
5.05
Financial Statements; No Material Adverse Effect.
(a)
There is no fact or condition relating to the Loan Documents or the Loan Parties’ financial condition, business or property that any Loan Party has failed to disclose that could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished by, or delivered on behalf of, the Loan Parties, at the time furnished or delivered, contains any known material misstatement of fact or knowingly omits to state any material fact necessary to make the statements therein, taken as a whole, in the light of the circumstances under which they were made, not misleading.
(b)
Since the date of the Financials, there has been no Material Adverse Effect.
5.06
Environmental Matters. No facility of any Loan Party is used for, or to the knowledge of any Loan Party has been used for, storage, treatment, or disposal of any Hazardous Substance in violation of any applicable Environmental Law, other than violations that individually or collectively would not constitute a Material Adverse Effect. No Loan Party knows of any environmental condition or circumstance adversely affecting its assets, properties, or operations that could reasonably be expected to result in a Material Adverse Effect.
5.07
Litigation. Except as disclosed to Administrative Agent in writing, including as disclosed on Schedule 5.07, no Loan Party is subject to, or aware of the threat of, any Litigation involving any Loan Party which, (a) purports to affect or pertain to this Agreement, any other Loan Document, or any of the transactions contemplated by the Loan Documents, or (b) if determined adversely to any Loan Party could reasonably be expected to result in a Material Adverse Effect.
5.08
Insurance. The Loan Parties maintain the insurance required under Section 6.06.
5.09
Taxes. All material Tax returns of each Loan Party required to be filed have been timely filed (or extensions have been granted) and all material Taxes imposed upon any Loan Party that are due and payable have been paid before delinquency, other than Taxes which are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made.

5.10
ERISA.
(a)
Except with regard to events that would not reasonably be expected to result in a Material Adverse Effect, (i) each Employee Plan (other than a multiemployer plan) is in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and (ii) is relying upon an IRS favorable advisory opinion letter issued to the institutional sponsor of the volume submitter plan document.
(b)
Each Borrower has fulfilled its obligations, if any, under the minimum funding standards of ERISA and the Code with respect to each Employee Plan that is subject to Title IV of ERISA, and has not incurred any liability with respect to any such Employee Plan under Title IV of ERISA.
(c)
There are no claims, actions, or Litigation (including by any Governmental Authority), and there has been no prohibited transaction or violation of the fiduciary responsibility rules, with respect to any Employee Plan which is or could reasonably be expected to be a Material Adverse Effect.
(d)
With respect to any Employee Plan subject to Title IV of ERISA: (i) no reportable event has occurred under Section 4043(c) of ERISA for which the Pension Benefit Guaranty Corporation requires thirty (30) day notice, (ii) no action by any Borrower or any ERISA Affiliate to terminate or withdraw from any Employee Plan has been taken and no notice of intent to terminate an Employee Plan has been filed under Section 4041 of ERISA, (iii) no termination proceeding has been commenced with respect to an Employee Plan under Section 4042 of ERISA, and no event has occurred or condition exists which might constitute grounds for the commencement of such a proceeding.
5.11
Reserved.
5.12
Purpose of Facility.
(a)
The Borrowers shall use the proceeds of the Loan to contribute to NWH for use in the Closing Date Acquisition.
(b)
Notwithstanding the foregoing, no part of the proceeds of the Loan will be used, directly or indirectly, for a purpose that violates any Law, including the provisions of Regulation U of the Federal Reserve Board.
5.13
Liens. No Lien exists on any asset of any Loan Party, other than Permitted Liens.
5.14
Debt. No Loan Party is an obligor on any Debt, other than Permitted Debt.
5.15
Ownership of Assets; Intellectual Property.
(a)
Each Loan Party has (i) indefeasible title to its real property, (ii) a vested leasehold interest in all of its leased property, and (iii) good title to its personal property, including without limitation, the Collateral, all as reflected on the most recently delivered financial statements of the Borrowers and its Subsidiaries under, and in accordance with Section 6.01 (except for property that has been Disposed of as permitted by Section 7.05).
(b)
To Borrowers’ knowledge, each Loan Party is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, other than any infringements or claims that, if successfully asserted against or determined adversely to any Loan Party, could not, individually or collectively, reasonably be expected to result in a Material Adverse Effect.
5.16
Place of Business. The location of each Loan Party’s place of business or chief executive office is set out on Schedule 5.16. The books and records of each Loan Party are located at its place of business or chief executive office or with its designee as shown on Schedule 5.16.
5.17
Trade Names. Except as disclosed to Administrative Agent, no Loan Party has used or transacted business under any other corporate or trade name in the five-year period preceding the Closing Date (including names of all Persons with which any Loan Party has merged or consolidated, or from which any Loan Party has acquired all or substantially all of such Person’s assets).
5.18
Material Contracts and Funded Debt. No Loan Party is a party to any Material Contract, other than the Loan Documents and the Material Contracts disclosed to Administrative Agent, including those on Schedule 5.18. No Loan Party has breached or is in default under any Material Contract or Funded Debt obligation beyond any applicable notice and opportunity to cure periods.
5.19
OFAC. Each Borrower is not, nor any of its Subsidiaries, nor any Responsible Officer or, to their knowledge, any employee thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions or (ii) located, organized or resident in a Designated Jurisdiction.
5.20
Transactions with Affiliates. Except as disclosed to Administrative Agent, no Loan Party is a party to an agreement or transaction with any of its Affiliates (excluding other Loan Parties), other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm’s-length transaction with a Person that was not its Affiliate.
5.21
Anti-Corruption Laws. Each Borrower and each of its Subsidiaries have conducted their businesses in compliance with (a) the Trading with the Enemy Act, the International Emergency Economic Powers Act, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B Chapter V, as amended), (b) the Act and other federal or state laws relating to “know your customer” and anti-money laundering rules and regulations, and (c) the United States Foreign Corrupt Practices Act (the laws described in the foregoing clauses (a), (b) and (c), the “Applicable Anti-Corruption Laws”).
5.22
Beneficial Ownership Certification. The information provided to the Administrative Agent and the Lenders in the then most-current Beneficial Ownership Certification, if any, is true and correct in all respects.
5.23
Solvency. Each Loan Party is, and immediately after consummation of the transactions contemplated by the Loan Documents will be, Solvent.

ARTICLE VI. AFFIRMATIVE COVENANTS.

So long as the Loan or other Obligations hereunder shall remain unpaid or unsatisfied (other than contingent obligations against which no claim has been asserted), the Borrowers shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, and 6.03) cause each other Loan Party to:

6.01
Financial Statements. Deliver to Administrative Agent, in form and detail satisfactory to Administrative Agent:
(a)
as soon as available, but in any event by October 31st of the year following the applicable fiscal year of each Borrower (commencing with the fiscal year ended December 31, 2025), an audited consolidated balance sheet of each Borrower as at the end of such fiscal year, and the related consolidated audited statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared in accordance with GAAP applied on a basis consistent with prior practices, and in reasonable detail and reported upon without qualification by an independent certified public accounting firm selected by the Borrowers, and reasonably satisfactory to Administrative Agent (the “Accountants”);
(b)
as soon as available, but in any event within 120 days after the end of each fiscal year (commencing with the fiscal year ended December 31, 2025), an unaudited consolidated balance sheet of each Borrower as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, certified by a Responsible Officer of or on behalf of each Borrower with a certification that such financials fairly present the financial condition, results of operations, and shareholders’ equity of such Borrower; and
(c)
as soon as available, but in any event within 45 days after the end of each fiscal quarter of the Borrowers, a balance sheet of each Borrower and its wholly owned subsidiaries as at the end of such fiscal quarter (commencing with the fiscal quarter ended December 31, 2025), and the related statements of income or operations and shareholders’ equity, and cash flows for such fiscal quarter, certified by a Responsible Officer of or on behalf of each Borrower with a certification that such financials fairly present the financial condition, results of operations, and shareholders’ equity of such Borrower.
6.02
Certificates; Other Information. Deliver to Administrative Agent in form and detail satisfactory to Administrative Agent:
(a)
as soon as available, but in any event within 45 days after the end of each fiscal quarter of Borrowers, a duly completed Compliance Certificate signed by a Responsible Officer of Borrowers;
(b)
as soon as available, but in any event within 120 days after the end of each fiscal year of Borrowers, a duly completed Compliance Certificate signed by a Responsible Officer of Borrowers;
(c)
as soon as available, but in any event within 30 days after each Borrower’s tax returns have been filed with the appropriate governmental agency, copies of all federal and state tax returns required to be filed by each Borrower, together with evidence of payment of any and all taxes shown to be due and owing thereunder;

(d)
promptly after request of Administrative Agent in its reasonable credit judgment but not more often than once per calendar year, a Collateral audit conducted at Borrowers’ expense by Administrative Agent or its Representatives of the Loan Parties’ operations, accounts receivable, accounts payable, and other assets constituting Collateral; provided that, if an Event of Default exists, Administrative Agent or its Representatives may conduct a collateral audit as often as Administrative Agent may request in its sole discretion at Borrowers’ expense; and
(e)
upon the DST’s election to be treated as a fixed investment trust for U.S. federal income tax purposes, or November 30, 2025, whichever is later, the Borrower shall each month thereafter deliver a DST Sales Report no later than 15 days after the last day of the immediately preceding calendar month.
6.03
Notices. Promptly notify Administrative Agent:
(a)
notice, promptly after any Loan Party receives notice of, or otherwise becomes aware of, (i) the institution of any Litigation involving any Loan Party for which the monetary amount at issue is greater than $250,000, individually or in the aggregate, (ii) any material liability or alleged liability under any Environmental Law arising out of, or directly affecting, the properties or operations of such Loan Party, (iii) any substantial dispute with any Governmental Authority,

(iv) the incurrence of any material contingent Debt, (v) any Loan Party’s execution of a Material Contract (or any Loan Party’s agreement to execute a Material Contract), and (vi) a Default or Event of Default, specifying the nature thereof and what action each Loan Party has taken, is taking, or proposes to take;

(b)
at least (i) thirty (30) days prior written notice of (A) any proposed relocation of its place of business or principal place of business, (B) any proposed relocation of the place where its books and records relating to accounts and general intangibles are kept, and (C) any change in the name, legal structure, place of business, or chief executive office of any Loan Party, or

(ii) ten (10) days prior written notice of any proposed relocation of any of the Collateral to a location other than those set out on Schedule 5.16;

(c)
at least thirty (30) days prior written notice of any Acquisition or creation of a Subsidiary by any Borrower, or that any Person has become a Subsidiary of any Loan Party. Nothing in this Section 6.03(c) shall be construed as permitting the Acquisition of, or creation of, a Subsidiary in contravention of this Agreement;
(d)
Each Borrower shall provide Administrative Agent with at least ten (10) days’ prior written notice of such Borrower’s sale, assignment, transfer, conveyance or disposition (which for the avoidance of doubt, does not include a maturity of any Collateral) of any of the Collateral; and
(e)
(i) of any change in direct or indirect ownership interests in any Borrower as reported in a “Beneficial Ownership Certification” provided to Administrative Agent or Lenders prior to or in connection with the execution of this Agreement, or (ii) if the individual with significant managerial responsibility identified in the certification ceases to have that responsibility or if the information reported about that individual changes; provided that, each Borrower and each other Loan Party agree to provide such information and documentation as Administrative Agent or any Lender may request during the term of this Agreement to confirm or update the continued accuracy of the information provided in connection with the foregoing.

Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrowers setting forth details of the occurrence referred to therein and stating what action the Borrowers have taken and propose to take with respect thereto. Each notice pursuant to Section 6.03(a)(vi) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

6.04
Taxes. Promptly pay when due any and all material Taxes, other than Taxes which are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made.
6.05
Maintenance of Existence, Assets, and Business. Except as otherwise permitted by Section 7.04, (a) maintain its existence and good standing in its state of organization, and (b) maintain its authority to transact business and good standing (if applicable) in all other jurisdictions where the nature and extent of its business and properties require due qualification and good standing where failure to do so under this clause (b) would result in a Material Adverse Effect, (c) maintain all licenses, permits and franchises necessary for its business where failure to do so would result in a Material Adverse Effect, and

(d) keep all of its assets that are useful in and necessary to its business in good working order and condition (ordinary wear and tear and damage by insured casualty excepted) and make all necessary repairs and replacements.

6.06
Insurance. Maintain liability insurance with financially sound and reputable insurance companies, not Affiliates of the Borrowers, in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses and operating in the same or similar locations.
6.07
Compliance with Laws. Comply with the requirements of all Laws (including fictitious or trade name statutes) and all orders, writs, injunctions and decrees applicable to it or its business or property, except in such instances in which (a) such requirement is contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and (b) the failure to comply would not result in a Material Adverse Effect.
6.08
Books and Records. Maintain books, records, and accounts necessary to prepare the financial statements required by Section 6.01.
6.09
Inspection Rights.
(a)
Upon reasonable notice to Borrowers, allow Administrative Agent (or its Representatives) at Administrative Agent’s cost and expense during normal business hours or at other mutually agreed upon times to inspect each Loan Party’s properties and examine, and, at Administrative Agent’s cost and expense, make copies of books and records (including without limitation, redacted versions of the books, records and reports covering the Collateral), and so long as no Event of Default has occurred and is continuing, any such inspection shall not occur more than one time during any 12-month period. Notwithstanding the foregoing, if Administrative Agent desires to view or copy any Borrower’s investor and/or partner lists, Administrative Agent must execute a confidentiality and non-disclosure agreement with each Borrower prior to each Borrower’s disclosure of such information. The Administrative Agent and each Lender hereby acknowledges and agrees that it shall not contact the Loan Parties’ investors or partners at any time.
(b)
If any of the Loan Parties’ properties, books or records are in the possession of a third party, upon seven (7) Business Days prior written notice to the applicable Loan Party, such Loan Party shall authorize that third party to permit Administrative Agent or its Representatives to have access to perform inspections, exams or audits and to respond to Administrative Agent’s requests for information concerning such properties, books and records at Administrative Agent’s cost and expense and unless an Event of Default has occurred and is continuing, not more than one time during any 12-month period; provided that such Loan Party may, but will not be required by Administrative Agent to, accompany Administrative Agent or its Representative. Administrative Agent may discuss, from time to time, any of the Loan Parties’ affairs, conditions and finances with its Representatives and certified public accountants.

6.10
Use of Proceeds. Use the proceeds of the Loan only for the purposes represented in Section

5.12.

6.11
Environmental Laws. Conduct its business so as to comply in all material respects with all applicable Environmental Laws, shall promptly take corrective action to remedy any violation of any Environmental Law, and shall promptly notify Administrative Agent of any claims or demands by any Governmental Authority or Person with respect to any Environmental Law or Hazardous Substance.
6.12
DST Sales Proceeds Account; Banking Relationship.
(a)
NWH shall, and shall cause InvestCo Sub to, wire or deposit, all applicable net cash proceeds received from DST Sales (the “DST Sales Proceeds”) and owed to NWH or InvestCo Sub into a Deposit Account held at NexBank (the “DST Sales Proceeds Account”). Upon its receipt of any DST Sales Proceeds, NWH or InvestCo Sub shall promptly (but in any event within two (2) Business Days of the end of the calendar month in which such proceeds were paid) deposit the same into the DST Sales Proceeds Account or turn the same over to Administrative Agent to be deposited in the DST Sales Proceeds Account as Collateral, and pending such deposit or turnover, NWH and InvestCo Sub shall hold the same in trust for the benefit of Administrative Agent. For the avoidance of doubt, neither NWH nor InvestCo Sub shall direct, authorize or otherwise permit any DST Sales Proceeds to be deposited, credited or otherwise included in any account other than the DST Sales Proceeds Account.
(b)
NPA shall establish and maintain its primary operating account with Administrative Agent; provided that, Borrowers may maintain their existing (and may hereafter establish new) banking arrangements so long as Borrowers have delivered to Administrative Agent no later than thirty (30) days after the Closing Date, or thirty (30) days after the establishment of such new banking arrangements, as applicable (or in any such case such later date as reasonably agreed to by the Administrative Agent) a Deposit Account Control Agreement over the primary operating account with such bank. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, in the event that a new Administrative Agent is appointed during the term of the Loan, such new Administrative Agent shall not, and is hereby prohibited from, requiring that either or both Borrowers move any of their existing or future operating accounts to another bank or lending institution without both Borrowers’ prior written consent, such consent to be granted or withheld in their respective sole discretion.
6.13
Covenant to Give Security.
(a)
Upon the acquisition of any assets or property constituting Collateral by any Loan Party, such Loan Party shall, at such Loan Party’s expense promptly execute and deliver any and all instruments and documents and take all such other action as Administrative Agent may deem reasonably necessary or desirable to subject such property to the Liens now or hereafter intended to be covered by any of the Collateral Documents.

(b)
Promptly upon request by Administrative Agent (i) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, certificates, assurances and other instruments as Administrative Agent may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Loan Documents, (B) to the fullest extent permitted by applicable Law, subject any Loan Party’s or any of its Subsidiaries’ (except any Foreign Subsidiary’s) assets, rights or interests relating to the Collateral to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and

(D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto Administrative Agent the rights granted or now or hereafter intended to be granted to Administrative Agent under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries (except any Foreign Subsidiary) is or is to be a party, and cause each of its Subsidiaries (except any Foreign Subsidiary) to do so.

6.14
ERISA. Promptly during each year (a) pay contributions adequate to meet at least the minimum funding standards under ERISA with respect to each and every Employee Plan that is subject to Title IV of ERISA, (b) file each annual report required to be filed pursuant to ERISA in connection with each Employee Plan for each year, and (c) notify Administrative Agent within ten (10) days after the occurrence of any reportable event under Section 4043(c) of ERISA that might constitute grounds for termination of any Employee Plan that is subject to Title IV of ERISA by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer any Employee Plan that is subject to Title IV of ERISA.
6.15
Anti-Corruption Laws. Conduct its businesses in compliance with Applicable Anti-Corruption Laws.
6.16
Reserved.
6.17
Maintenance of Collateral. The Loan Parties shall ensure that Administrative Agent shall (subject to the Permitted Liens) have a first priority perfected security interest in, and Lien upon, the Collateral and any and all products and proceeds thereof.
6.18
Debt to Equity Ratio. Beginning on March 31, 2026, and on the last day of each fiscal quarter thereafter (each, a “Measurement Date”) thereafter, each Borrower shall have a Debt to Equity Ratio of no more than 5.00:1.00.
6.19
Interest Coverage Ratio. Beginning on March 31, 2026, and on each Measurement Date thereafter, each Borrower shall have an Interest Coverage Ratio of no less than 1.00:1.00.
6.20
Total Deleveraging Ratio. Beginning on March 31, 2026, and on each Measurement Date thereafter, each Borrower shall have a Total Deleveraging Ratio of no less than 7%.

ARTICLE VII. NEGATIVE COVENANTS.

So long as the Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent obligations against which no claim has been asserted), the Borrowers shall not, nor shall they permit any other Loan Party (except as otherwise indicated) or any Subsidiary thereof to, directly or indirectly:

7.01
Liens.
(a)
create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than Permitted Liens; provided, however, that notwithstanding anything to the contrary herein, InvestCo Sub shall not create, incur, assume or suffer to exist any Lien whatsoever; or
(b)
enter into any agreement (other than the Loan Documents) prohibiting the creation or assumption of any Lien upon its assets or revenues or prohibiting or restricting the ability of Borrowers or any Loan Party to amend or otherwise modify this Agreement or any other Loan Document.
7.02
Loans and Investments. Make any Investments or extend credit to any other Person,

except:

(a)
existing extensions of credit disclosed to Administrative Agent in writing;
(b)
extensions of credit among the Loan Parties which have recourse liability for the Obligations;
(c)
extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business to Persons which are not Affiliates;
(d)
demand deposit accounts maintained in the ordinary course of business;
(e)
expense accounts for employees in the ordinary course of business which do not, in the aggregate, at any time exceed $25,000;
(f)
transactions permitted by Section 7.03; and
(g)
Permitted Investments.
7.03
Indebtedness. Create, incur, assume or suffer to exist any Debt, except Permitted Debt; provided, however, that notwithstanding anything to the contrary herein, InvestCo Sub shall not create, incur, assume or suffer to exist any Debt whatsoever.
7.04
Acquisitions, Mergers, and Dissolutions. (i) Acquire all or any substantial portion of the Equity Interest in, Voting Interest in, or assets of, any other Person if an Event of Default exists or would arise as a result of such transaction, (ii) merge or consolidate with any other Person, (iii) liquidate, wind up or dissolve (or permit any liquidation or dissolution), (iv) suspend operations, or (v) create or acquire any Subsidiaries except that:
(a)
Any Loan Party (which for purposes of clarification includes, without limitation, a Person that was permitted or is permitted to be acquired in accordance with this Agreement) may merge or consolidate with or acquire Equity Interests in or assets of another Loan Party and, in the case of such merger or consolidation or, in the case of the conveyance or distribution of all of such assets, the non-surviving or selling entity, as the case may be, may be liquidated, wound up or dissolved; provided that, if any Borrower is a party to such Acquisition, merger or consolidation, a Borrower must be the purchasing or surviving entity, as applicable.

7.05
Dispositions. Make any Disposition or enter into any agreement to make any Disposition,

except:

(a)
Dispositions of obsolete or worn out property or assets, whether now owned or hereafter acquired, in the ordinary course of business;
(b)
Dispositions of inventory in the ordinary course of business;
(c)
the Disposition of delinquent accounts receivable in the ordinary course of business for purposes of collection;
(d)
Dispositions of property by any Loan Party to another Loan Party or to a wholly-owned Subsidiary; provided that, if the transferor of such property is a Borrower or a Guarantor, the transferee thereof must either be a Borrower or a Guarantor;
(e)
the leasing or subleasing of assets in the ordinary course of business;
(f)
Dispositions permitted by such Loan Party’s Organization Documents;
(g)
the DST Sales; and
(h)
to the extent permitted by Section 7.04.
7.06
Restricted Payments. Declare or make any Restricted Payment other than:
(a)
Tax Distributions;
(b)
Restricted Payments declared or made by any Borrower or any Guarantor to the holder of the Equity Interests in any Borrower, including without limitation, the general partner/managing member of such Borrower;
(c)
Restricted Payments by a Borrower or a Guarantor to a Guarantor; and
(d)
provided that no Default or Event of Default then exists or would arise as a result of such Restricted Payments, other Restricted Payments.

No Loan Party may enter into or permit to exist any arrangement or agreement (other than this Agreement) that prohibits it from paying dividends or making other Restricted Payments. With the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, in the event of the sale, assignment or maturation of any Collateral and a Loan Party wishes to make a Restricted Payment in connection therewith or in the event that a Loan Party wishes to sell, assign or dissolve the any Borrower, such Loan Party may submit a written request to the Administrative Agent describing the particular event and the consent requested, which the Administrative Agent shall respond to within 10 (ten) days of receipt of such request. The Loan Parties and Administrative Agent agree to use best efforts to modify the Collateral and terms of this Agreement and any Exhibits and Schedules attached hereto as necessary to accommodate any requests made by a Loan Party pursuant to this Section 7.06.

7.07
Change in Nature of Business. Engage in any business except the business in which it is engaged as of the Closing Date or any related business.
7.08
Transactions with Affiliates. Except as disclosed to Administrative Agent in writing, enter into any Material Contract or any material transaction with any of its Affiliates (excluding other Loan Parties) other than transactions in the ordinary course of business which are upon fair and reasonable terms not materially less favorable to such Loan Party than such Loan Party could obtain in an arms’ length transaction with a Person that was not an Affiliate.
7.09
Compliance.
(a)
Violate the provisions of any Laws applicable to it, any agreement to which it is a party, or the provisions of its Organization Documents, if such violations individually or collectively would constitute a Material Adverse Effect;
(b)
modify, repeal, replace or amend any provision of its Organization Documents in any manner which would be adverse to the interests of the Administrative Agent and the Lenders in any material respect; or
(c)
with respect to each of InvestCo Sub and DST, modify, repeal, replace or amend any provision of its Organization Documents in any manner which would (i) be adverse to the interests of the Administrative Agent and the Lenders in any material respect or (ii) restrict, delegate, limit, penalize or control the ability to distribute proceeds of any DST Sales to the DST Sales Proceeds Account or to NWH.
7.10
Assignment.
(a)
Assign or transfer any of its rights, duties or obligations under any of the Loan Documents.
(b)
Amend, modify, restate, replace or terminate, or waive any provision of any Deposit Account Control Agreement without Administrative Agent’s prior written consent.
7.11
Fiscal Year and Accounting Methods. Change its fiscal year or its method of accounting (other than immaterial changes in methods or as required by GAAP or pursuant to Section 1.03(b)).
7.12
Prepayments of Debt. Voluntarily prepay principal of, or interest on, any Debt (other than the Obligations), if a Default or Event of Default exists or would result after giving effect to such payment or prepayment; or
7.13
Anti-Corruption Laws and Government Regulations.
(a)
Directly or, to its knowledge, indirectly use the proceeds of the Loan for any purpose which would breach the Applicable Anti-Corruption Laws.
(b)
Not and will not permit any Subsidiary to, (i) at any time be in violation of (A) any Applicable Anti-Corruption Law, or (B) any other Law if, in the case of this subclause (B), such Loan Party’s violation of such Law would result in (1) any Lender being prohibited from making the Loan, (2) any limitation on the ability of any Lender to make the Loan, or (3) any Lender being prohibited from otherwise conducting business with any Loan Party, or (ii) fail to provide documentary and other evidence of any Loan Party’s identity as may be requested by

Administrative Agent or any Lender at any time to enable Administrative Agent or such Lender to verify such Loan Party’s identity or to comply with any applicable Law, including Section 326 of the Act.

7.14
Burdensome Agreements. Make any contractual or other agreements with any Person which shall restrict, delegate, limit, penalize or control the ability to distribute proceeds of any DST Sales to the DST Sales Proceeds Account or to NWH.

ARTICLE VIII.

EVENTS OF DEFAULT AND REMEDIES.

8.01
Events of Default. Any of the following shall constitute an “Event of Default”:
(a)
Non-Payment. The Borrowers or any other Loan Party fail to pay when and as required to be paid herein (i) any amount of principal or interest of the Loan; provided that the first two failures in any twelve-month period shall not constitute an Event of Default unless such failure continues for a period of five (5) days, or (ii) within five (5) days after the same becomes due, any commitment or other fee due and payable hereunder or any other amount payable hereunder or under any other Loan Document;
(b)
Specific Covenants. The Borrowers or any other Loan Party fail to perform or observe any term, covenant or agreement contained in any of (i) Section 6.01, 6.02 or 6.03 and such failure continues for ten (10) days after the earlier of a Responsible Officer of Borrowers obtaining knowledge thereof or Borrowers receiving written notice thereof from the Administrative Agent, (ii) Section 6.05(a), 6.09, 6.12, 6.18, 6.19, 6.20 or Article VII, or any Collateral Document beyond any notice or cure period provided therein, or (iii) Sections 6.13 and 6.17 and such failure continues for ten (10) days after the earlier of a Responsible Officer of Borrowers obtaining knowledge thereof or receiving written notice thereof from the Administrative Agent; provided that if such default is capable of being cured and such cure is being diligently pursued, such ten-day period shall be extended for an additional twenty (20) days;
(c)
Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not otherwise expressly specified in this Section 8.01) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after the earlier of a Responsible Officer of Borrowers obtaining knowledge thereof and receiving the written notice thereof from the Administrative Agent; provided that if such default is capable of being cured and such cure is being diligently pursued, such thirty-day period shall be extended for an additional sixty (60) days;
(d)
False Information; Misrepresentation. Any written, material information given to Administrative Agent or any Lender by any Loan Party is false or any representation or warranty made to Administrative Agent or any Lender contained in any Loan Document, at any time proves to have been incorrect in any material respect when made; provided that if such breach is reasonably susceptible of cure and does not have a Material Adverse Effect, then no Event of Default shall exist so long as Borrowers cure said breach (i) within the notice and cure period provided in Section 8.01(a) above for a breach that can be cured by the payment of money, (ii) within the notice and cure period provided in Section 8.01(b) above for a breach of the specific covenants stated therein, or (iii) within the notice and cure period provided in Section 8.01(c) above for any other breach;
(e)
Cross-Default. Any Loan Party (i) fails to pay when due (after any applicable grace period) any Debt which (individually or in the aggregate) exceeds $750,000, or any default exists under any agreement which permits any Person to cause any Debt which (individually or in the aggregate) exceeds $750,000 to become due and payable by any Loan Party before its stated maturity;

(f)
Insolvency Proceedings, Etc. Any Loan Party (a) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, other than a voluntary liquidation or dissolution permitted by Section 7.04, (b) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant), and (i) the petition is not controverted within ten (10) days and is not dismissed within ninety (90) days, or

(ii) an order for relief is entered under Title 11 of the United States Code, (c) makes an assignment for the benefit of creditors, (d) fails (or admits in writing its inability) to pay its debts generally as they become due, or (e) a receiver, examiner or liquidator is appointed for any Loan Party or any of their respective assets;

(g)
Judgments. There is entered against any Loan Party (a) a final non-appealable judgment or arbitration award for the payment of money in the amount exceeding $100,000 (individually or in the aggregate and net of applicable insurance if the insurer has accepted coverage) or (b) one or more non-monetary final non-appealable judgments that could be, or could reasonably be expected to be, individually or in the aggregate, a Material Adverse Effect, and, in either case enforcement of such judgment or award is not stayed within thirty (30) days after the entry of such final order or award;
(h)
Validity and Enforceability of Loan Documents. Subject to Permitted Liens, any Lien granted under any Collateral Documents ceases to be a first priority Lien on the Collateral. The validity or enforceability of any Loan Document at any time after its execution and delivery is contested by a Loan Party or a Loan Party denies that it has any further liability or obligations under any Loan Document;
(i)
Change of Control. There occurs any Change of Control; or
(j)
Material Adverse Effect. The occurrence of a Material Adverse Effect.
8.02
Remedies Upon Event of Default. If any Event of Default occurs and is continuing, Administrative Agent may, and shall, upon the direction of the Required Lenders, take any or all of the following actions:
(a)
declare the unpaid principal amount of the Loan, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;
(b)
declare the obligation of Lenders to make the Loan to be terminated, whereupon the same shall forthwith terminate;
(c)
exercise all rights and remedies available to it under the Loan Documents or applicable Law;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrowers under the Bankruptcy Code of the United States, the unpaid principal amount of the Loan and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of Administrative Agent.

At such time as an Event of Default is no longer continuing, the Administrative Agent shall promptly notify any custodian, account bank, or any other Person to whom the Administrative Agent has delivered a Notice of Exclusive Control (as defined in the applicable Document) or similar notice that such Event of Default no longer exists and canceling any such Notice of Exclusive Control or similar notice.

8.03
Application of Payments. Following the exercise of remedies by the Administrative Agent with respect to the Collateral (or after the Loan has automatically become immediately due and payable as set forth in the proviso to Section 8.02), the proceeds shall be applied by Administrative Agent

(i) first, to the extent of any fees, expenses that are due and payable or, without duplication, amounts that are due and payable by the Borrowers under indemnification claims, (ii) second (or first, if clause (i) does not apply), to pay all accrued and unpaid fees, expenses and indemnities of Administrative Agent in its capacity as such, (iii) third (or second, if clause (i) does not apply), to the payment of all other fees, expenses and indemnities for which Administrative Agent or any Lender is entitled to payment but have not yet been paid or reimbursed in accordance with the Loan Documents, (iv) fourth (or third, if clause

(i) does not apply), to the payment of the remaining Obligations; and (v) fifth (or fourth, if clause (i) does not apply), if any surplus, being delivered to the party lawfully entitled to such surplus (or portion of such surplus).

ARTICLE IX. RESERVED.

ARTICLE X. AGENCY.

10.01
Appointment and Authority.
(a)
Each of the Lenders hereby irrevocably appoints NCI to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders, and the Borrowers shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
(b)
Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instated and maintained exclusively by, Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 11.09, or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Borrower under the Bankruptcy Code. Without limiting the generality of the powers of the Administrative Agent, as set forth above, the Administrative Agent is hereby authorized to act as collateral agent for each Lender pursuant to each of the Loan Documents. In such capacity, the Administrative Agent has the right to exercise all rights and remedies available under the Loan, the UCC and other applicable law. The Administrative Agent, as agent for itself as the Administrative Agent and for each Lender, shall be entitled at any such sale, to offset any of the Obligations against the purchase price payable by the Administrative Agent at such sale or to otherwise consent to a reduction of the Obligations as consideration to the applicable Loan Party in connection with such sale. The Administrative Agent shall have the authority to take such other actions (either directly or through one or more acquisition vehicles) as it may deem necessary or desirable to consummate a sale of the type described in the immediately preceding sentences. The Administrative Agent shall have the authority to accept non-cash consideration in connection with the sale or other disposition of the Collateral, whether the purchaser is the Administrative Agent, an entity formed by Administrative Agent as described above or any other Person. Notwithstanding anything to the contrary in this Agreement, NCI shall not sell, assign, transfer or otherwise dispose of its rights or obligations as Administrative Agent under this Agreement without the prior written consent of the Borrowers, such consent to be granted or withheld in their respective sole discretion.

10.02
Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrowers or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
10.03
Exculpatory Provisions.
(a)
The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:
(i)
shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(ii)
shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and
(iii)
shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

(b)
The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrowers or a Lender.
(c)
The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
10.04
Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
10.05
Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of this facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub agents.
10.06
Resignation of Administrative Agent.
(a)
The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrowers. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the prior written consent of the Borrowers (so long as no Event of Default has occurred and is continuing, in which case, in consultation with the Borrowers), to appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that, in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)
If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Law, by notice in writing to the Borrowers and such Person remove such Person as Administrative Agent and, with the prior written consent of the Borrowers (so long as no Event of Default has occurred and is continuing, in which case, in consultation with the Borrowers), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)
With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.
10.07
Non-Reliance on Agents and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
10.08
Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to the Borrowers, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(a)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loan and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under this Agreement) allowed in such judicial proceeding; and
(b)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under this Agreement.

10.09
Collateral Matters. Lenders irrevocably authorize Administrative Agent, at its option and in its discretion, to (i) release any Lien granted to or held by Administrative Agent under any Collateral Document (A) at such time as no Commitment is outstanding or any Loan or other Obligation remains unpaid, or (B) constituting property sold or disposed of as part of or in connection with any disposition permitted under any Loan Document (it being understood and agreed that Administrative Agent may conclusively rely without further inquiry on a certificate of a Responsible Officer as to the sale or other disposition of property being made in full compliance with the provisions of the Loan Documents),

(ii) release or subordinate any Lien granted to or held by Administrative Agent under any Collateral Document, (iii) release any Guarantor of all or any portion of the Obligations if all of the Equity Interests of such Guarantor is sold in a transaction permitted hereunder to the extent that after giving effect to such transaction such Loan Party would not be required to guarantee any Obligation pursuant to this Agreement and (iv) release any Lien granted to or held by Administrative Agent under any Collateral Document in connection with a credit bid or purchase authorized under this Section 10.09. Upon request by Administrative Agent at any time, Lenders will confirm Administrative Agent’s authority to release and/or subordinate particular types or items of Collateral pursuant to this Section 10.09. The Loan Parties and the Lenders hereby irrevocably authorize Administrative Agent, based upon the instruction of the Required Lenders, to (i) consent to, credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any sale thereof conducted under the provisions of the Bankruptcy Code, including Section 363 of the Bankruptcy Code, (ii) credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any sale or other disposition thereof conducted under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, or

(iii) credit bid or purchase (either directly or indirectly through one or more entities) all or any portion of the Collateral at any other sale or foreclosure conducted or consented to by Administrative Agent in accordance with applicable law in any judicial action or proceeding or by the exercise of any legal or equitable remedy. In connection with any such credit bid or purchase, (i) the Obligations owed to the Lenders shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims being estimated for such purpose if the fixing or liquidation thereof would not impair or unduly delay the ability of Administrative Agent to credit bid or purchase at such sale or other disposition of the Collateral and, if such contingent or unliquidated claims cannot be estimated without impairing or unduly delaying the ability of Administrative Agent to credit bid at such sale or other disposition, then such claims shall be disregarded, not credit bid, and not entitled to any interest in the Collateral that is the subject of such credit bid or purchase) and the Lenders whose Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) in the Collateral that is the subject of such credit bid or purchase (or in the Equity Interests of the any entities that are used to consummate such credit bid or purchase), and (ii) Administrative Agent, based upon the instruction of the Required Lenders, may accept non-cash consideration, including debt and equity securities issued by any entities used to consummate such credit bid or purchase and in connection therewith Administrative Agent may reduce the Obligations owed to the Lenders (ratably based upon the proportion of their Obligations credit bid in relation to the aggregate amount of Obligations so credit bid) based upon the value of such non-cash consideration.

ARTICLE XI. MISCELLANEOUS.

11.01
Amendments; Etc.
(a)
Neither this Agreement nor any provision of this Agreement may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by Borrowers and the Required Lenders or, in the case of any other Loan Documents, pursuant to an agreement or agreements in writing entered into by Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable under this Agreement, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable under this Agreement, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) alter the pro rata sharing of payments required under this Agreement, without the written consent of each Lender,

(v) change any of the provisions of this Section 11.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights under this Agreement or make any determination or grant any consent under this Agreement, without the written consent of each Lender, (vi) release all or substantially all the Guarantors from their guarantees under their Guaranty except as expressly provided in the Guaranty, or limit the liability of the Guarantors in respect of their Guaranty, without the written consent of each Lender or (vii) release all or substantially all of the Collateral without the written consent of each Lender, provided, that nothing herein shall prohibit Administrative Agent from releasing any Collateral, or require the consent of the other Lenders for such release, if such release is expressly permitted under this Agreement or the other Loan Documents; provided that no such agreement shall amend, modify or otherwise affect the rights or duties of Administrative Agent without its prior written consent.

(b)
Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by Borrowers, the Required Lenders and Administrative Agent if (i) by the terms of such agreement the Commitment of each Non-Consenting Lender shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Non-Consenting Lender receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement (other than contingent obligations against which no claim has been asserted).

(c)
Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent under this Agreement, except that the Commitment of such Defaulting Lender may not be increased or extended without the consent of such Defaulting Lender.
(d)
No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or any other Loan Document shall in any event be effective unless the same shall be in writing and signed and delivered by the Required Lenders and the Borrowers, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
11.02
Notices and Other Communications; Facsimile Copies.
(a)
General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the address, facsimile number or (subject to subsection (c) below) electronic mail address specified for notices to the applicable party on Schedule 11.02; or to such other address, facsimile number or electronic mail address as shall be designated by such party in a notice to the other party. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii)(A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (c) below), when delivered; provided, however, that notices and other communications to Administrative Agent pursuant to Article II shall not be effective until actually received by Administrative Agent. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.
(b)
Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on the Borrowers, Administrative Agent, and the Lenders. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.
(c)
Reliance by Administrative Agent. Administrative Agent shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrowers by a Responsible Officer even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify Administrative Agent, Lender, their Affiliates, and their respective officers, directors, employees, agents and attorneys-in-fact from all losses, costs, expenses and liabilities resulting from the good faith reliance by such Person on each notice purportedly given by or on behalf of the Borrowers.
11.03
No Waiver; Cumulative Remedies. No failure or delay by the Administrative Agent or any Lender in exercising any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege, or any abandonment or discontinuance of steps to enforce such a right remedy, power or privilege, preclude any other or further exercise thereof or the exercise of any other right remedy, power or privilege. The rights, remedies, powers and privileges of the Administrative Agent and the Lenders hereunder and under the Loan Documents are cumulative and are not exclusive of any rights, remedies, powers or privileges that any such Person would otherwise have.
11.04
Attorney Costs, Expenses and Taxes. Each Loan Party agrees (a) to pay or reimburse Administrative Agent and Lenders for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation and execution of (i) this Agreement and the other Loan Documents, and (ii) any amendment, waiver, consent or other modification of the provisions of this Agreement and the other Loan Documents requested by a Loan Party, and (b) to pay or reimburse Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law). The foregoing costs and expenses shall include all search, filing and recording fees related thereto, fees paid to Egan-Jones Rating Company (or any successor ratings agency retained by Administrative Agent), and other out-of-pocket expenses incurred by Administrative Agent and the cost of independent public accountants and other outside experts retained by Administrative Agent. All amounts due under this Section 11.04 shall be payable within ten Business Days after demand therefor and delivery to the Borrowers of an invoice therefor with reasonable detail. The agreements in this Section 11.04 shall survive the termination of the Agreement and repayment, satisfaction or discharge of all other Obligations.
11.05
Indemnification.
(a)
Borrowers shall indemnify and hold harmless Administrative Agent and each Lender on their own behalf and on behalf of their Affiliates, and their respective directors, partners, officers, employees, agents, trustees, administrators, managers, advisors and representatives (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (i) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (ii) the Loan or the use or proposed use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE

NEGLIGENCE OR THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction resulted from the gross negligence, breach in bad faith or willful misconduct of such Indemnitee. This Section 11.05(a) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(b)
To the extent that any Borrower for any reason fail to indefeasibly pay any amount required under Section 11.05(a) to be paid by it to Administrative Agent (or any sub-agent thereof), or any related party of any of the foregoing, each Lender severally agrees to pay to Administrative Agent (or any such sub- agent), or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on the percentage of each Lender’s Commitment at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Administrative Agent (or any such sub-agent), or against any Related Party of any of the foregoing acting for Administrative Agent (or any such sub-agent), in connection with such capacity. If any indemnity furnished to Administrative Agent for any purpose shall, in the opinion of Administrative Agent, be insufficient or become impaired, Administrative Agent may call for additional indemnity from any Lender and cease, or not commence, to do the acts indemnified against even if so directed by Required Lenders until such additional indemnity is furnished.
(c)
Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the parties shall not assert, and hereby waive, and acknowledge that no other Person shall have, any claim against any party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee referred to in Section 11.05(a) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.
(d)
Payments. All amounts due under this Section 11.05 shall be payable not later than ten Business Days after demand therefor and delivery to the Borrowers of an invoice therefor with reasonable detail.
(e)
Survival. The agreements in this Section 11.05 and the indemnity provisions of Section 11.05 shall survive the termination of this Agreement and the repayment, satisfaction or discharge of all the Obligations.
11.06
Payments Set Aside. To the extent that any payment by or on behalf of the Borrowers is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable interest rate set forth in Section 2.07 from time to time in effect.
11.07
Successors and Assigns.
(a)
Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section 11.07 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)
Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loan at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)
Minimum Amounts. The aggregate amount of the Commitment (which for this purpose includes the Loan outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loan of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than

$5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrowers otherwise consent (each such consent not to be unreasonably conditioned, withheld or delayed).

(ii)
Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned.
(iii)
Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i) of this Section and, in addition:
(A)
the consent of the Borrowers (such consent not to be unreasonably conditioned, withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender or an Affiliate of a Lender; provided that the Borrowers shall be deemed to have consented to any such assignment unless they shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; and
(B)
the consent of the Administrative Agent (such consent not to be unreasonably conditioned, withheld or delayed) shall be required for assignments to a Person that is not a Lender or an Affiliate of a Lender.
(iv)
Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent all reasonably requested questionnaires and other diligence documentation.
(v)
No Assignment to Certain Persons. Notwithstanding anything to the contrary in this Agreement, no assignment shall be made or permitted to (A) the Borrowers or any of the Borrowers’ Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof, or (C) Acis Capital Management, L.P.; Alvarez & Marsal Holdings, LLC; Farallon Capital Management, LLC; Glacier Lake Capital Advisors; Grosvenor Capital Management, L.P.; HarbourVest Partners LLC; Highland Capital Management, L.P.; Shorewood Management, L.P.; Stonehill Capital Management, LLC; Teneo, including Teneo Global Advisory and Teneo Capital, LLC; UBS, AG; Credit Suisse AG; UBS Securities LLC; or any Affiliate of any of the foregoing.
(vi)
No Assignment to Natural Persons or Non-U.S. Persons. No such assignment shall be made to (1) a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or (2) any Person that (a) is not a U.S. Person (unless such Person complies with the requirements of Section 3.01(h)), or (b) is a U.S. Person, but has not complied with the requirements of Section 3.01(h) or otherwise established an exemption from U.S. federal backup withholding.
(vii)
Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrowers and the Administrative Agent, the applicable pro rata share of the Loan previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of the Loan. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 11.05 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

(c)
Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at one of its offices in the United States of America a copy of each Assignment and Assumption and each Lender Joinder Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the commitments of, and principal amounts (and stated interest) of the Loan owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)
Participations. Any Lender may at any time, without the consent of, but with notice to (provided that if a Lender intends to sell a participation to a Person that is not a U.S. Person, such Lender must obtain the consent of the Borrowers), the Borrowers, sell participations to any Person (other than a natural Person or the Borrowers or any of the Borrowers’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of Lender’s rights and/or obligations under this Agreement (including all or a portion of the Loan); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrowers for the performance of such obligations and (iii) the Borrowers, Administrative Agent, and other Lenders shall continue to deal solely and directly with Lender in connection with Lender’s rights and obligations under this Agreement. Subject to Section 11.07(c), the Borrowers agree that each Participant shall be entitled to the benefits of Section 3.01 to the same extent as if it were Lender and had acquired its interest by assignment pursuant to Section 11.07(a) (subject to the requirements and limitations therein, including the requirements under Section 3.01(h) (it being understood that the documentation required under Section 3.01(h) shall be delivered to the participating Lender)). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.10 as though it were Lender.
(e)
A Participant shall not be entitled to receive any greater payment under Section

3.01 or 3.02 than its participating Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the entitlement to a greater payment results from a Change in Law that occurs after such Participant acquired its participation.

(f)
Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of Lender; provided that no such pledge or assignment shall release Lender from any of its obligations hereunder or substitute any such pledgee or assignee for Lender as a party hereto.
(g)
Any Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the

Loan or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person other than the Borrowers, except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(h)
Joinder. With the prior written consent of the Administrative Agent in its sole discretion, at the request of the Borrowers, a new lender may join the Loan as a Lender by delivering a Lender Joinder Agreement to the Administrative Agent, and such new Lender shall assume all rights and obligations of a Lender under this Agreement and the other Loan Documents; provided that:
(i)
the Commitment of the new Lender shall be in addition to the Commitment of the existing Lenders in effect on the date of such new Lender’s entry;
(ii)
the Commitment of the new Lender shall be in a minimum amount of

$5,000,000, or such lesser amount agreed to by the Borrowers and the Administrative Agent;

(iii)
such new Lender shall deliver to the Borrowers and the Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.01(h); and
(iv)
the parties shall execute and deliver to the Administrative Agent a Lender Joinder Agreement, any amendment hereto determined necessary or appropriate by the Administrative Agent in connection with such Lender Joinder Agreement, the Borrowers shall execute such new Notes as the Administrative Agent or any Lender may request, and the new Lender shall deliver payment of a processing and recordation fee of $3,500 to the Administrative Agent, which amount the Administrative Agent may waive in its sole discretion.
11.08
Confidentiality. Administrative Agent and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to their respective Affiliates and to their and their Affiliates’ respective directors, officers and employees who may need to know such information in connection with their duties relating to the Loan, (ii) to their and their Affiliates’ agents who need to know such information in connection with their duties relating to the Loan and to the extent that each such agent has executed a confidentiality agreement whereby such individual(s) agrees to the confidential nature of such Information and to keep such Information confidential, (iii) to their and their attorneys or accountants who are obligated under applicable Law or codes of professional responsibility to maintain the confidentiality of any Information received by them,
(iv)
to the extent requested by any regulatory authority purporting to have jurisdiction over it, (v) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (vi) to any other party hereto, (vii) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (viii) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in or swap counterparty relating to, or any prospective assignee of or Participant in or swap counterparty relating to, any of its rights or obligations under this Agreement, (ix) with the consent of the Borrowers or (x) to the extent such Information (1) becomes publicly available other than as a result of a breach of this Section 11.08 or

(2) becomes available to Administrative Agent or a Lender on a nonconfidential basis from a source other than the Borrowers that is not known to Administrative Agent or such Lender to be subject to a confidentiality obligation in favor of any Loan Party. For purposes of this Section, “Information” means, collectively, all information received from a Loan Party or any of its Subsidiaries or Affiliates relating to the Loan Party or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by a Loan Party or any of its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section 11.08 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

11.09
Set-off. In addition to any rights and remedies of Lender provided by law, upon the occurrence and during the continuance of any Event of Default, to be paid any amounts due to it under any Loan Document, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Lender or any such Affiliate, to or for the credit or the account of the Borrowers against any and all of the obligations of the Borrowers now or hereafter existing under this Agreement or any other Loan Document to such Lender or their respective Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrowers may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with this Agreement and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Borrowers and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
11.10
Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If Administrative Agent shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loan or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by Administrative Agent exceeds the Maximum Rate, Administrative Agent may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. To the extent that Chapter 303 of the Texas Finance Code is relevant for the purpose of determining the Maximum Rate applicable to a Lender, such Lender elects to determine the applicable rate ceiling under such Chapter by the “weekly ceiling” from time to time in effect. Chapter 346 of the Texas Finance Code shall not apply to the Borrowers’ obligations hereunder.

11.11
Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
11.12
Integration. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of Administrative Agent or any Lender in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.
11.13
Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by Administrative Agent and the Lenders, regardless of any investigation made by Administrative Agent or any Lender or on its behalf and notwithstanding that Administrative Agent or a Lender may have had notice or knowledge of any Default at the time of the Loan, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.
11.14
Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
11.15
Governing Law.
(a)
GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS.
(b)
SUBMISSION TO JURISDICTION. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT (I) THE NEGOTIATION, EXECUTION, AND DELIVERY OF THE LOAN DOCUMENTS CONSTITUTE THE TRANSACTION OF BUSINESS WITHIN THE STATE OF TEXAS, (II) ANY CAUSE OF ACTION ARISING UNDER ANY OF SAID LOAN DOCUMENTS WILL BE A CAUSE OF ACTION ARISING FROM SUCH TRANSACTION OF BUSINESS, AND (III) EACH LOAN PARTY UNDERSTANDS, ANTICIPATES, AND

FORESEES THAT ANY ACTION FOR ENFORCEMENT OF PAYMENT OF THE OBLIGATIONS OR THE LOAN DOCUMENTS (OTHER THAN ANY LOAN DOCUMENT GOVERNED BY IRISH LAW) MAY BE BROUGHT AGAINST IT IN THE STATE OF TEXAS. TO THE EXTENT ALLOWED BY LAW, EACH LOAN PARTY HEREBY SUBMITS TO JURISDICTION IN THE STATE OF TEXAS FOR ANY ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH THE OBLIGATION OR THE LOAN DOCUMENTS (OTHER THAN ANY LOAN DOCUMENT GOVERNED BY IRISH LAW) AND WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE OR JURISDICTION TO OBJECT TO JURISDICTION OR VENUE WITHIN HARRIS COUNTY, TEXAS; NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 11.15 SHALL PREVENT ADMINISTRATIVE AGENT OR ANY LENDER FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY BORROWER, ANY GUARANTOR, ANY COLLATERAL, OR ANY OF ANY BORROWER’S OR ANY GUARANTOR’S PROPERTIES IN ANY OTHER COUNTY, STATE, OR JURISDICTION. INITIATING SUCH ACTION OR PROCEEDING OR TAKING ANY SUCH ACTION IN ANY OTHER STATE OR JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER BY ADMINISTRATIVE AGENT OR SUCH LENDER OF ANY OF THE FOREGOING.

(c)
WAIVER OF VENUE. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT EACH MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)
SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
11.16
WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(a)
CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(b)
ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
11.17
No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a)(i) no fiduciary, advisory or agency relationship between such Borrower and its Subsidiaries and the Administrative Agent or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether the Administrative Agent or any Lender has advised or is advising such Borrower or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Lenders are arm’s-length commercial transactions between such Borrower and its Affiliates, on the one hand, and the Administrative Agent and the Lenders, on the other hand, (iii) such Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that they have deemed appropriate and (iv) such Borrower is capable of evaluating, and understand and accept, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b)(i) the Administrative Agent and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for such Borrower or any of its Affiliates, or any other Person;

(ii) none of the Administrative Agent and the Lenders has any obligation to such Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of such Borrower and its Affiliates, and none of the Administrative Agent and the Lenders has any obligation to disclose any of such interests to such Borrower or its Affiliates. To the fullest extent permitted by Law, the Borrowers hereby waive and release any claims that they may have against any of the Administrative Agent and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

11.18
Patriot Act. Each Lender hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107 56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender to identify each Loan Party in accordance with the Act. Each Borrower shall, promptly following a written request by such Lender, provide all documentation and other information that Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.
11.19
ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
11.20
Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)
the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)
the effects of any Bail-in Action on any such liability, including, if applicable:
(i)
a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)
the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
11.21
Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of Texas and/or of the United States or any other state of the United States):
(a)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)
As used in this Section 11.21, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

11.22
Erroneous Payments.
(a)
If the Administrative Agent notifies a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof) (provided, that, without limiting any other rights or remedies (whether at law or in equity), the Administrative Agent may not make any such demand under this clause (a) with respect to an Erroneous Payment unless such demand is made within thirty Business Days of the date of receipt of such Erroneous Payment by the applicable Payment Recipient), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received). A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

Without limiting immediately preceding clause (a), each Lender, or any Person who has received funds on behalf of a Lender such Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case:

(i)
(A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

such Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 11.22.

(b)
Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loan (but not its Commitment) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loan (but not Commitment) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrowers) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an approved electronic platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Promissory Notes evidencing the Loan to the Borrowers or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loan subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell the Loan if acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitment of any Lender and such Commitment shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender under the Loan Documents with respect to each Erroneous Payment Return Deficiency.

(c)
The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrowers or any other Loan Party for the purpose of making such Erroneous Payment.

To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(d)
Each party’s obligations, agreements and waivers under this Section 11.22 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitment and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

[Signatures are on the following pages]

Signature Page to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:

NEXPOINT ADVISORS, L.P.

By: NexPoint Advisors GP, LLC

By:	/s/ James Dondero
Name:	James Dondero
Title:	President

NEXPOINT WATERFORD HOLDCO, LLC

By:	/s/ Paul Richards
Name:	Paul Richards
Title:	Authorized Signatory

Signature Page to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:

NEXBANK CAPITAL, INC., as Administrative Agent and a Lender

By:	/s/ Rhett Miller
Name:	Rhett Miller
Title:	Chief Banking Officer

Exhibit A

EXHIBIT A

FORM OF TERM LOAN NOTE

[Date] FOR VALUE RECEIVED, NEXPOINT ADVISORS, L.P., a Delaware limited partnership, and

NEXPOINT WATERFORD HOLDCO, LLC, a Delaware limited liability company (together, the “Borrowers”) hereby promise to pay to , or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal sum of AND 00/100 DOLLARS ($ ) or such lesser amount as shall equal the aggregate unpaid principal amount of the Loan made by the Lender to the Borrowers from time to time under that certain Credit Agreement, dated as of January 14, 2026 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), between the Borrowers, the other Lenders party thereto, and NEXBANK CAPITAL, INC., as administrative agent.

The Borrowers promise to pay interest on the unpaid principal amount of the Loan made by the Lender from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Lender in Dollars in immediately available funds as provided in the Credit Agreement. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement.

This Term Loan Note (this “Note”) is one of the Notes referred to in the Credit Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty, if any, and is secured by the Collateral (as defined in the Collateral Documents). Upon the occurrence and continuation of one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable as provided in the Credit Agreement. The Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business in accordance with the terms of the Credit Agreement; provided that the failure of the Lender to make any such recordation shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Loan made by the Lender. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loan and payments with respect thereto.

Borrowers, for themselves, their successors and assigns, hereby waive diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS.

Signature Page to Term Loan Note

BORROWERS: NEXPOINT ADVISORS, L.P. By: NexPoint Advisors GP, LLC
By:
Name:
Title:

NEXPOINT WATERFORD HOLDCO, LLC
By:
Name:
Title:

Loans and Payments

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

Exhibit B

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

[Date]

Financial Statement Date: ,

To: NexBank Capital, Inc., as Administrative Agent Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of January 14, 2026 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), by and among NEXPOINT ADVISORS, L.P., a Delaware limited partnership, and NEXPOINT WATERFORD HOLDCO, LLC, a Delaware limited liability company (together, the “Borrowers”), the lenders party thereto, and NEXBANK CAPITAL, INC., as administrative agent (the “Administrative Agent”).

The undersigned Responsible Officer hereby certifies, solely in his/her capacity as a Responsible Officer and not in an individual capacity and without personal liability, as of the date hereof that he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of Borrowers, and that:

1.
Borrowers have delivered the financial statements required by [Section 6.01(a)] [Section 6.01(b)] [Section 6.01(c)] of the Credit Agreement for the fiscal quarter ended as of the above date.
2.
The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of Borrowers during the accounting period covered by such financial statements.
3.
[To the knowledge of the undersigned, during such fiscal period Borrowers performed and observed each covenant and condition of the Loan Documents applicable to it, and no Event of Default has occurred and is continuing.]

--or--

[To the knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Event of Default and its nature and status:]

4.
As shown below, Borrowers are in full compliance with the Financial Covenants contained in the Credit Agreement.

[Note to preparer. The following Financial Covenants are provided as illustration. The actual Financial Covenants must be obtained from the Credit Agreement]

A.
Covenant: Debt to Equity Ratio of no more than 5:00 : 1:00 tested quarterly Calculation:

Exhibit B

Debt to Equity Ratio = Debt / Equity : 1.00.

Debt to Equity Ratio of : 1.00 for period ending .

[Borrowers to include specific calculation based upon formula outlined in Credit Agreement]

Compliance? (Yes or No)

B.
Covenant: Interest Coverage Ratio of no less than 1:00 : 1:00 tested quarterly Calculation:

Interest Coverage Ratio = EBITDA / Interest Expense : 1.00.

Interest Coverage Ratio of : 1.00 for period ending .

[Borrowers to include specific calculation based upon formula outlined in Credit Agreement]

Compliance? (Yes or No)

C.
Covenant: Total Deleveraging Ratio of no less than 7% tested quarterly Calculation:

Total Deleveraging Ratio = Free Cash Flow / Total Debt.

Total Deleveraging Ratio of no less than 7% for period ending .

[Borrowers to include specific calculation based upon formula outlined in Credit Agreement]

Compliance? (Yes or No)

Compliance Certificate

IN WITNESS WHEREOF, the undersigned have executed this Compliance Certificate as of the date first written above.

BORROWERS: NEXPOINT ADVISORS, L.P. By: NexPoint Advisors GP, LLC
By:
Name:
Title:

NEXPOINT WATERFORD HOLDCO, LLC
By:
Name:
Title:

Compliance Certificate

Signature Page to

Exhibit C

EXHIBIT C RESERVED

Exhibit D – Page

EXHIBIT D

NOTICE OF BORROWING

NexBank Capital, Inc.

2515 McKinney Ave., Ste. 1100

Dallas, Texas 75201 Attention: Mike Mendelow

Email: mike.mendelow@nexbank.com

[Date]

Ladies and Gentlemen:

The undersigned Borrowers refer to the Credit Agreement dated as of January 14, 2026 (as from time to time amended, the “Credit Agreement”; the terms defined therein being used herein as therein defined), by and among NEXPOINT ADVISORS, L.P., a Delaware limited partnership, and NEXPOINT WATERFORD HOLDCO, LLC, a Delaware limited liability company (together, the “Borrowers”), the lenders party thereto, and NEXBANK CAPITAL, INC., as administrative agent (the “Administrative Agent”), and irrevocably request a Loan be made pursuant to Section 2.02 of the Credit Agreement, and in that regard sets forth below the information relating to the requested Loan (the “Proposed Borrowing”):

(i)
The Business Day of the Proposed Borrowing is .
(ii)
The principal amount of the Proposed Borrowing is $ 1.
(iii)
Proceeds of the Proposed Borrowing shall be used for the following purpose:

.

(iv)
The account to which proceeds of the Proposed Borrowing should be deposited is as follows:

Account No.:

ABA:

SWIFT:

Legal Name:

Address:

The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Borrowing:

(A)
the representations and warranties contained in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the date of the Proposed Borrowing, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and

1 Minimum amount of $100,000.

1

Exhibit D – Page

(B)
no Default or Event of Default exists or would result from the Proposed Borrowing or from the application of the proceeds thereof.

[Signature Page to Follow]

2

Notice of Borrowing

Very truly yours,

NEXPOINT ADVISORS, L.P. By: NexPoint Advisors GP, LLC
By:
Name:
Title:

NEXPOINT WATERFORD HOLDCO, LLC
By:
Name:
Title:

Notice of Borrowing

Signature Page to

Exhibit E-

EXHIBIT E-1

FORM OF TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of January 14, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among NEXPOINT ADVISORS, L.P., a Delaware limited partnership (“NPA”), and NEXPOINT WATERFORD HOLDCO, LLC, a Delaware limited liability company (“NWH”, and together with NPA, collectively, the “Borrowers”), the lenders party thereto, and NEXBANK CAPITAL, INC., as administrative agent (the “Administrative Agent”).

Pursuant to the provisions of Section 3.01(h) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of either of Borrowers within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to either of Borrowers as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished Administrative Agent and Borrowers with a certificate of its non-

U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform Borrowers and Administrative Agent, and (2) the undersigned shall have at all times furnished Borrowers and Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date: , 20

1

Exhibit E-

EXHIBIT E-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of January 14, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among NEXPOINT ADVISORS, L.P., a Delaware limited partnership (“NPA”), and NEXPOINT WATERFORD HOLDCO, LLC, a Delaware limited liability company (“NWH”, and together with NPA, collectively, the “Borrowers”), the lenders party thereto, and NEXBANK CAPITAL, INC., as administrative agent (the “Administrative Agent”).

Pursuant to the provisions of Section 3.01(h) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of either of Borrowers within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to either of Borrowers as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: , 20

2

Exhibit E-

EXHIBIT E-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of January 14, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among NEXPOINT ADVISORS, L.P., a Delaware limited partnership (“NPA”), and NEXPOINT WATERFORD HOLDCO, LLC, a Delaware limited liability company (“NWH”, and together with NPA, collectively, the “Borrowers”), the lenders party thereto, and NEXBANK CAPITAL, INC., as administrative agent (the “Administrative Agent”).

Pursuant to the provisions of Section 3.01(h) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation,

(iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of either of Borrowers within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to either of Borrowers as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned will promptly so inform such Lender and (2) the undersigned will have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: , 20

3

Exhibit E-

EXHIBIT E-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of January 14, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among NEXPOINT ADVISORS, L.P., a Delaware limited partnership (“NPA”), and NEXPOINT WATERFORD HOLDCO, LLC, a Delaware limited liability company (“NWH”, and together with NPA, collectively, the “Borrowers”), the lenders party thereto, and NEXBANK CAPITAL, INC., as administrative agent (the “Administrative Agent”).

Pursuant to the provisions of Section 3.01(h) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of either of Borrowers within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to either of Borrowers as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished Administrative Agent and Borrowers with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned will promptly so inform Borrowers and Administrative Agent, and (2) the undersigned will have at all times furnished Borrowers and Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date: , 20

4

Exhibit F – Page

EXHIBIT F

FORM OF LENDER JOINDER AGREEMENT

This LENDER JOINDER AGREEMENT (this “Joinder”) is made as of [Date]. Reference is hereby made to the Credit Agreement dated as of January 14, 2026 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among NEXPOINT ADVISORS, L.P., a Delaware limited partnership (“NPA”), and NEXPOINT WATERFORD HOLDCO, LLC, a Delaware limited liability company (“NWH”, and together with NPA, collectively, the “Borrowers”), the lenders party thereto, and NEXBANK CAPITAL, INC., as administrative agent, (the “Administrative Agent”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The “Additional Lenders” referred to on Schedule I agree as follows:

1.
Each Additional Lender agrees to become a Lender and to be bound by the terms of the Credit Agreement as a Lender pursuant to Section 11.07(h) of the Credit Agreement.
2.
Each Additional Lender: (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents (except for copies of other Lenders’ Assignment and Assumptions which are available to the Additional Lenders upon request), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder; (b) agrees that it will, independently and without reliance upon the Administrative Agent, or any other Lender or Additional Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender;

(e) attaches (or has delivered to the Administrative Agent) completed and signed copies of any forms that may be required by the United States Internal Revenue Service (together with any additional supporting documentation required pursuant to applicable Treasury Department regulations or such other evidence satisfactory to the Borrowers and the Administrative Agent) in order to certify such Additional Lender’s exemption from United States withholding taxes with respect to any payments or distributions made or to be made to such Additional Lender in respect of the Loans or under the Credit Agreement; and (f) confirms that it is a Qualifying Lender.

3.
Following the execution of this Joinder, a copy will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Joinder (the “Effective Date”) shall be the date recited above, unless otherwise specified on Schedule I.
4.
Upon such execution and delivery, as of the Effective Date, each Additional Lender shall be a party to the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.
5.
This Joinder and any claim, controversy, dispute or cause of action arising out of or relating to this Joinder and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Texas, without reference to its conflicts of law provisions.
6.
This Joinder may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Joinder by facsimile or email (with a PDF copy attached) shall be effective as delivery of a manually

1

Exhibit F – Page

executed counterpart of this Joinder.

2

Exhibit F – Page

[Remainder of Page Intentionally Left Blank; Signature Page(s) to Follow.]

3

Signature Page to Lender Joinder Agreement

IN WITNESS WHEREOF, each Additional Lender has caused this Joinder to be executed by its officers thereunto duly authorized as of the date first written above.

[ADDITIONAL LENDER]
By:
Name:
Title:

Signature Page to Lender Joinder Agreement

ACCEPTED AND APPROVED:
NEXBANK CAPITAL, INC., as the Administrative Agent
By:
Name:
Title:

Signature Page to Lender Joinder Agreement

CONSENTED TO:

BORROWERS: NEXPOINT ADVISORS, L.P. By: NexPoint Advisors GP, LLC
By:
Name:
Title:

NEXPOINT WATERFORD HOLDCO, LLC
By:
Name:
Title:

Exhibit F

SCHEDULE I

to JOINDER

ADDITIONAL LENDERS

Lender:	[ ]
[Additional Lender’s Commitment:	$[ ]]
[Total Commitment after giving effect to this Joinder:	$[ ]]
Effective Date (if other than date of Joinder):	[ ]
Notice Information:	[Name] [Address] Attention: Telephone: Facsimile: Email:

Lender:	[ ]
[Additional Lender’s Commitment:	$[ ]]
[Total Commitment after giving effect to this Joinder:	$[ ]]
Effective Date (if other than date of Joinder):	[ ]
Notice Information:	[Name] [Address] Attention: Telephone: Facsimile: Email:

Exhibit G – Page

4935-3088-2684 v.3

EXHIBIT G

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as, [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.
Assignor[s]:

2.
Assignee[s]: [if applicable, indicate if Assignee is a Lender, an Affiliate of a Lender or an Approved Fund]

3.
Borrowers: NexPoint Advisors, L.P., a Delaware limited partnership and NexPoint Waterford Holdco, LLC, a Delaware limited liability company
4.
Administrative Agent: NexBank Capital, Inc., as administrative agent under the Credit Agreement.
5.
Credit Agreement: Credit Agreement dated as of January 14, 2026, among NexPoint Advisors, L.P., a Delaware limited partnership, and NexPoint Waterford Holdco, LLC, a Delaware limited liability company, together as Borrowers, the lenders from time to time party thereto, and NexBank

1

Exhibit G – Page

4935-3088-2684 v.3

Capital, Inc., as administrative agent, as the same may be amended, restated, or supplemented from time to time.
6.
Assigned Interest[s]:2

2

Exhibit G – Page

4935-3088-2684 v.3

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Loans for all Lenders	Amount of Loans Assigned	Percentage of Assigned Loans	CUSIP No.
			$	$	%
			$	$	%
			$	$	%

[7. Trade Date: ]

Effective Date: , 20 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed:

ASSIGNOR:

[NAME OF ASSIGNOR]

By:

Name:

Title:

2 See Section 11.07(b)(i) of the Credit Agreement for minimum amounts for assignments.

3

Exhibit G – Page

4935-3088-2684 v.3

ASSIGNEE:

[NAME OF ASSIGNEE]

By:

Name:

Title:

4

Exhibit G – Page

4935-3088-2684 v.3

[Consented to and] Accepted:

NEXPOINT CAPITAL, INC.,

as Administrative Agent

By: Name: Rhett Miller

Title: Chief Banking Officer

[Consented to:]

NEXPOINT ADVISORS, L.P.,

a Delaware limited partnership By: NexPoint Advisors GP, LLC

By: Name:

Title

NEXPOINT WATERFORD HOLDCO, LLC,

a Delaware limited liability company

By: Name:

Title:

5

4935-3088-2684 v.3

Exhibit G

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION

1.
Representations and Warranties.
1.1.
Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) [The][Each] Assignor represents and warrants that it is a Qualifying Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2.
Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.07(a) and Section 11.07(b)(iii), (v), and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.07(a) or Section 11.07(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, and (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vii) if it is a foreign lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee and (viii) it is a Qualifying Lender; and

(b) agrees that (i) it will, independently and without reliance upon Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.
Payments. From and after the Effective Date, Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the

4935-3088-2684 v.3

Exhibit G

Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.
General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of Texas.

4935-3088-2684 v.3

Exhibit H

EXHIBIT H RESERVED

4935-3088-2684 v.3

Exhibit I

EXHIBIT I

FORM OF SECURITY AGREEMENT

[See attached.]

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is executed as of January 14, 2026, by NEXPOINT WATERFORD HOLDCO, LLC, a Delaware limited liability company (“Debtor”), for the benefit of NEXBANK CAPITAL, INC., as administrative agent (in such capacity together with its successors and assigns, “Administrative Agent”) for the benefit of the Secured Parties (as defined below).

RECITALS

A.
Debtor, Administrative Agent, NexPoint Advisors, L.P., a Delaware limited partnership, and the lenders party thereto (collectively, the “Lenders”) have entered into that certain Credit Agreement dated as of January 14, 2026 (as amended, restated, or supplemented from time to time, the “Credit Agreement”), together with certain other loan documents.
B.
As a condition precedent to Administrative Agent’s and Lenders’ agreement to enter into the Credit Agreement, Administrative Agent requires that Debtor execute this Agreement to secure Debtor’s obligations under the Credit Agreement and the other Loan Documents.
C.
The execution and delivery of this Agreement is an integral part of the transactions contemplated by the Loan Documents and a condition precedent to Lenders’ obligations to extend credit or make loans under the Credit Agreement.

AGREEMENTS

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor covenants and agrees with Administrative Agent as follows:

1.
Certain Definitions. Each capitalized term used but not defined in this Agreement has the meaning given that term in the Credit Agreement. If a defined term in the Credit Agreement conflicts with the definition given that term in the UCC, the Credit Agreement definition shall control to the extent allowed by Law. If the definition given a term in Chapter 9 (or Article 9) of the UCC conflicts with the definition given that term in any other chapter of the UCC, the Chapter 9 (or Article 9) definition shall control. Terms used in this Agreement which are not capitalized but are defined in the UCC have the meanings given them in the UCC. As used in this Agreement, the following terms have the meanings indicated:

“Agreement” means this Agreement together with all schedules and exhibits and all amendments, restatements and supplements.

“Collateral” is defined in Section 3 of this Agreement. “Debtor” is defined in the preamble to this Agreement.

“DST Sales Proceeds” has the meaning specified in Credit Agreement.

“DST Sales Proceeds Account” has the meaning specified in the Credit Agreement and as further described on Schedule 1 attached hereto.

“Event of Default” means an “Event of Default” under, and as defined in, the Credit Agreement.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal,

1

central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government.

“Obligation” means the “Obligations” under, and as defined in, the Credit Agreement.

“Obligor” means a Person that, with respect to an obligation secured by a security interest in the Collateral, (a) owes payment or other performance on the obligation, (b) has provided property or other security or credit support other than the Collateral to secure payment or other performance of the obligation, or (c) is otherwise accountable in whole or in part for payment or other performance of the obligation. The term does not include issuers or nominated persons under a letter of credit.

“Secured Parties” means, collectively, the Administrative Agent and each Lender, and, in each case, their respective successors and permitted assigns.

“Security Interest” means the security interests granted and the transfers, pledges and assignments made under Section 3 of this Agreement.

“UCC” means (a) the Uniform Commercial Code, as adopted and in effect from time to time in Texas, and (b) if the UCC provides that the law of another jurisdiction governs certain matters, then, in respect of such matters, the Uniform Commercial Code as adopted and in effect from time to time in such jurisdiction.

2.
Credit Agreement. This Agreement is being executed and delivered pursuant to the terms and conditions of the Credit Agreement. Each Security Interest granted under this Agreement is a “Lien” referred to in the Credit Agreement.
3.
Security Interest. To secure the prompt, unconditional, and complete payment and performance of the Obligations when due, Debtor hereby pledges and assigns to Administrative Agent, and grants to Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, all of Debtor’s right, title and interest in, to, and under the following, in each case wherever located and whether now owned or hereafter acquired or created (collectively, the “Collateral”): (i) the DST Sales Proceeds; and (ii) the DST Sales Proceeds Account.
4.
Collateral Security; No Assumption or Modification. The Security Interest is given as security only. Administrative Agent does not assume, and shall not be liable for, any of Debtor’s liabilities, duties or obligations under, or in connection with, the Collateral. Administrative Agent’s acceptance of this Agreement, or its taking any action in connection with this Agreement, does not constitute Administrative Agent’s approval of the Collateral or Administrative Agent’s assumption of any liability, duty, or obligation under, or in connection with, the Collateral. This Agreement does not affect or modify Debtor’s obligations with respect to the Collateral.
5.
Fraudulent Conveyance. Notwithstanding anything contained in this Agreement to the contrary, Debtor agrees that if, but for the application of this Section 5, the Obligation or any Security Interest would constitute a preferential transfer under 11 U.S.C. § 547, a fraudulent conveyance under 11 U.S.C. § 548 (or any successor section of that Statute) or a fraudulent conveyance or transfer under any state fraudulent conveyance or fraudulent transfer law or similar Law in effect from time to time (each a “Fraudulent Conveyance”), then the Obligation and each affected Security Interest will be enforceable to the maximum extent possible without causing the Obligation or any Security Interest to be a Fraudulent Conveyance, and shall be deemed to have been automatically amended to carry out the intent of this Section 5.
6.
Representations and Warranties. Debtor represents and warrants to Administrative Agent

2

that:

(a)
Binding Obligation. The Security Interest in the Collateral created by this Agreement (i) is a valid and binding obligation of Debtor in favor of Administrative Agent and is enforceable against Debtor, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity, and (ii) will be duly perfected once the action required for perfection under applicable Law has been taken. Once perfected, the Security Interest will constitute a first and prior Lien on the Collateral, subject only to Permitted Liens. The creation, attachment and perfection of the Security Interest does not require the consent of any third party.
(b)
Place of Business; Location of Records. Schedule 2 sets out the following information: (i) the exact name of Debtor, as such name appears in its organizational documents;

(ii) each other name Debtor has used in the past five years, together with the date of the relevant change; (iii) any change in Debtor’s identity or legal structure within the past five years; (iv) all other names (including trade names) used by Debtor or any of its divisions or other business units in connection with the conduct of its business or ownership of its properties at any time in the past five years; (v) Debtor’s federal taxpayer identification number; and (vi) Debtor’s principal place of business.

(c)
Title to Collateral; No Prior Lien. Debtor owns the Collateral free and clear of any Lien except for Permitted Liens, and Debtor has not executed any transfer, assignment, pledge or security interest covering the Collateral or any interest in the Collateral.
(d)
No Defenses. The amounts due Debtor under the Collateral are not subject to any material setoff, counterclaim, defense, allowance or adjustment (other than discounts for prompt payment shown on the invoice) or to any material dispute, objection or complaint by any account debtor or other Obligor.
(e)
Existence and Ownership of Patents and Trademarks. Debtor has full right to use the patents and trademarks that are necessary to its business, and all such patents and trademarks that are owned or licensed: (i) are subsisting and have not been adjudged or claimed to be invalid or unenforceable (either in whole or in part) and Debtor is not aware of any basis for such a claim;

(ii) are valid and enforceable; and (iii) as to those that are owned, are in the name of Debtor. Debtor’s right, title and interest in the patents and trademarks is free and clear of any Liens other than Permitted Liens.

(f)
Registration. To the extent required by applicable law, and only with respect to patents and trademarks that are registered, Debtor has properly completed all required filings, payments, renewals and obligations in the United States Patent and Trademark Offices or the appropriate Foreign Filing Offices, as the case may be, to maintain such patents and trademarks as fully valid and enforceable.
(g)
Third Party Rights. No claim has been made that the ownership or use of any of the patents and trademarks, or the manufacture, use or sale of any product made in accordance therewith or service rendered thereunder, does or may violate the rights of any third Person, and Debtor has no knowledge of any third party rights which may be infringed or otherwise violated by the use of any of the patents and trademarks.
(h)
Additional Collateral. The delivery at any time by Debtor to Administrative Agent of Collateral or of additional specific descriptions of certain Collateral will constitute a

3

representation and warranty by Debtor to Administrative Agent under this Agreement that the representations and warranties of this Section 6 are true and correct with respect to each item of such Collateral.

7.
Covenants. Debtor covenants and agrees with Administrative Agent that until the Obligation is indefeasibly paid and performed in full (other than contingent obligations for which no claim has been made) and all commitments to extend credit under the Credit Agreement have irrevocably terminated, Debtor shall:
(a)
Relocation of Office or Books and Records; Change of Name or Address. Give Administrative Agent at least 30 days prior written notice of (i) any proposed relocation of its place of business or principal place of business, (ii) any proposed relocation of the place where its books and records relating to accounts and general intangibles are kept, (iii) a change of its name or type of organizational structure, and (iv) any proposed relocation of any of the Collateral (other than with respect to goods in transit between facilities, temporary warehousing for up to 30 days, or sales of inventory in the ordinary course of business or the sale of other Collateral to the extent permitted by the Credit Agreement).
(b)
Material Change. Promptly notify Administrative Agent in writing of any change in any material fact or circumstance represented or warranted by Debtor in this Agreement with respect to any of the Collateral.
(c)
Record of Collateral. Maintain at its principal place of business a current record of the location of all Collateral, permit Administrative Agent or its representatives to inspect and make copies from such records pursuant to the Credit Agreement during reasonable business hours and after ten (10) Business Days’ prior notice and furnish to Administrative Agent, from time to time, such documents, lists, descriptions, certificates and other information necessary or helpful to keep Administrative Agent informed with respect to the identity, location, status, condition, terms of, parties to, and value of the Collateral.
(d)
Adverse Claim. Promptly notify Administrative Agent in writing of any claim, action or proceeding challenging the Security Interest or materially affecting title to all or any material portion of the Collateral or the Security Interest and, at Administrative Agent’s request, appear in and defend any such action or proceeding at Debtor’s reasonable expense.
(e)
Hold Collateral In Trust. Upon the occurrence and during the continuation of an Event of Default, hold in trust (and not commingle with its other assets) for Administrative Agent all Collateral that is chattel paper, instruments or documents at any time received by it and promptly deliver same to Administrative Agent unless Administrative Agent at its option gives Debtor written permission to retain such Collateral. Upon the occurrence and during the continuation of an Event of Default, at Administrative Agent’s request, each contract, chattel paper, instrument or document so retained shall be marked to state that it is assigned to Administrative Agent and each instrument shall be endorsed to the order of Administrative Agent (but failure to so mark or endorse any such Collateral shall not impair Administrative Agent’s Security Interest).
(f)
No Assignment. Not sell, assign, or otherwise dispose of, or permit the sale, assignment or disposition of, any Collateral, except to the extent permitted under the Credit Agreement.
(g)
Maintain Collateral. (i) Perform all of its obligations under or in connection with the Collateral in accordance with customary business practices, (ii) not amend, alter or modify, or

4

permit the amendment, alteration or modification of, any material portion (individually or collectively) of the Collateral if such amendment, alteration or modification would decrease the value of the Collateral or materially adversely affect the Secured Parties rights therein, and (iii) not do or permit any act which would impair any material portion of the Collateral.

(h)
Default Under Collateral. Promptly notify Administrative Agent in writing of any default by Debtor or any other party under or in connection with any material portion (individually or collectively) of the Collateral and immediately use commercially reasonable efforts to remedy the same or immediately demand that the same be remedied.
(i)
Lockbox Account. Upon the occurrence and during the continuation of an Event of Default, Administrative Agent may request that Debtor direct that all accounts be paid directly to a lockbox account established with, or for the benefit of, Administrative Agent.
8.
Authorization to File Financing Statements. Debtor hereby irrevocably authorizes Administrative Agent at any time and from time to time to file in any filing office in the appropriate UCC jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (1) as “all assets of the Debtor, whether now owned by or owing to, or hereafter acquired by or arising in favor of the Debtor” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Chapter 9 of the UCC, or (2) by any other description which reasonably approximates the description contained in this Agreement, and (b) provide any other information required by Subchapter E of Chapter 9 of the UCC, for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organizational identification number issued to Debtor. Debtor agrees to furnish any such information to Administrative Agent promptly upon Administrative Agent’s request. Debtor hereby ratifies any prior financing statements (and all amendments thereto and continuations thereof) filed prior to the date hereof by Administrative Agent or its predecessors in interest.
9.
Further Assurances. To further the attachment, perfection and first priority (subject to Permitted Liens) of, and the ability of Administrative Agent to enforce Administrative Agent’s Security Interest in and Lien upon the Collateral, and without limiting Debtor’s other obligations in this Agreement, Debtor agrees, in each case at Debtor’s expense, to take the following actions with respect to the following Collateral:
(a)
Promissory Notes and Tangible Chattel Paper. If Debtor at any time holds or acquires any promissory notes or tangible chattel paper comprising part of or relating to the Collateral, Debtor shall promptly endorse, assign and deliver the same to Administrative Agent, accompanied by such instruments of transfer or assignment duly executed in blank as Administrative Agent may from time to time request.
(b)
Deposit Accounts. For each deposit account that Debtor currently has open or at any time opens or maintains that is part of the Collateral, Debtor shall, at Administrative Agent’s request and option, pursuant to an agreement in form and substance satisfactory to Administrative Agent, either take such actions as Administrative Agent may reasonably request to cause the depository bank to comply at any time with instructions from Administrative Agent to such depository bank directing the disposition of funds from time to time credited to such deposit account, without further consent of Debtor as long as the directions are in compliance with this Agreement and the Credit Agreement. Administrative Agent agrees with Debtor that Administrative Agent shall not give any such instructions (i) unless an Event of Default exists, or would occur, if effect were given to any withdrawal not otherwise permitted by the Loan

5

Documents or (ii) that would direct the depository bank to debit Debtor’s deposit account in an amount greater than the Obligations.

(c)
Collection of Accounts. Debtor hereby irrevocably authorizes Administrative Agent to, during the continuance of an Event of Default, notify or require each account debtor or other Obligor to make payment directly to Administrative Agent and Administrative Agent may take control of the proceeds paid to Administrative Agent and allocate them as required under the Credit Agreement with any excess proceeds returned to Debtor in accordance with the terms of the Credit Agreement. Until Administrative Agent elects to exercise these rights, Debtor is authorized to collect and enforce the Collateral and to retain and expend all payments made on Collateral. Administrative Agent agrees with Debtor that Administrative Agent shall not elect to exercise these rights unless an Event of Default exists and is continuing. After Administrative Agent elects to exercise these rights, Administrative Agent shall have the right in its own name or in the name of Debtor to take the following actions in accordance with the terms of the Credit Agreement

(i) compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Administrative Agent may reasonably determine,

(ii) demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts due or to become due with respect to Collateral, (iii) take control of cash and other proceeds of any Collateral, (iv) endorse Debtor’s name on any notes, acceptances, checks, drafts, money orders or other evidences of payment on Collateral that may come into Administrative Agent’s possession, (v) sign Debtor’s name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral, (vi) send requests for verification of obligations to any Obligor, and (vii) do all other acts and things reasonably necessary to carry out the intent of this Agreement. If any Obligor or account party fails to make payment on any Collateral when due, Administrative Agent is authorized, in its sole discretion, either in its own name or in Debtor’s name, to take such action as Administrative Agent reasonably shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision of this Agreement, however, Administrative Agent shall not be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral except for its own fraud, gross negligence, or willful misconduct, nor shall it be under any duty to anyone except Debtor to account for funds that it shall actually receive under this Agreement. A receipt given by Administrative Agent to any Obligor or account debtor shall be a full and complete release, discharge, and acquittance to such Obligor or account party, to the extent of any amount so paid to Administrative Agent. Administrative Agent may apply or set off amounts paid and the deposits against any liability of Debtor to Administrative Agent.

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(d)
Identification and Assignment of Accounts. Upon Administrative Agent’s request, whether before or after the occurrence of an Event of Default, Debtor shall take such action and execute and Debtor hereby authorizes Administrative Agent to provide a copy of this Agreement and any other Loan Document to any such account debtor or other Obligor for purposes of evidencing or demonstrating Administrative Agent’s rights and authority under this Agreement, to deliver such documents as Administrative Agent may reasonably request in order to identify, confirm, mark, segregate and assign accounts and to evidence the Administrative Agent’s interest in same. Without limitation of the foregoing, Debtor, upon request and if required to perfect rights of Administrative Agent under this Agreement, agrees to assign accounts to Administrative Agent, identify and mark accounts as being subject to Administrative Agent’s Security Interest (or pledge or assignment as applicable), mark Debtor’s books and records to reflect such assignments, and forthwith to transmit to Administrative Agent in the form as received by Debtor any and all proceeds of collection of such accounts.
(e)
Collateral in the Possession of a Bailee. If any Collateral is at any time in the possession of a bailee, Debtor shall promptly notify Administrative Agent and, at Administrative Agent’s request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to Administrative Agent, that the bailee holds such Collateral for the benefit of Administrative Agent, and that such bailee agrees to comply, without further consent of Debtor, with instructions from Administrative Agent as to such Collateral. Administrative Agent agrees with Debtor that Administrative Agent shall not give any such instructions unless an Event of Default exists and is continuing or would occur after taking into account any action by Debtor with respect to the bailee.
(f)
Electronic Chattel Paper and Transferable Records. If Debtor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, comprising part of or relating to, the Collateral, Debtor shall promptly notify Administrative Agent thereof and, at the request and option of Administrative Agent, shall take such action as Administrative Agent may reasonably request to vest in Administrative Agent control, under Section 9.105 of the UCC, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. Administrative Agent agrees with Debtor that Administrative Agent will arrange, pursuant to procedures satisfactory to Administrative Agent and so long as such procedures will not result in Administrative Agent’s loss of control, for Debtor to make alterations to the electronic chattel paper or transferable record permitted under Section 9.105 of the UCC or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default exists and is continuing or would occur after taking into account any action by Debtor with respect to such electronic chattel paper or transferable record.
(g)
Other Actions as to Any and All Collateral. Debtor further agrees, at the request and option of Administrative Agent, all to the extent applicable, to (i) take any and all other actions Administrative Agent may determine to be necessary or useful for the attachment, perfection and first priority (subject to the Permitted Liens) of, and the ability of Administrative Agent to enforce, Administrative Agent’s Security Interest in any and all of the Collateral, and (ii) cooperate with Administrative Agent in identifying all of Debtor’s personal property assets and proper descriptions of such assets for the purpose of describing or verifying the Collateral, including, without

7

limitation, (A) authenticating, executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that Debtor’s signature thereon is required, (B) causing Administrative Agent’s name to be noted as Administrative Agent on any certificate of title for a titled good if such notation is a condition to the attachment, perfection or priority of, or ability of Administrative Agent to enforce, Administrative Agent’s security interest in such Collateral, (C) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to the attachment, perfection or priority of, or ability of Administrative Agent to enforce, Administrative Agent’s security interest in such Collateral, (D) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Administrative Agent, including, without limitation, any consent of any licensor, lessor or other Person obligated on Collateral, (E) taking all actions under the UCC or under any other Law, as reasonably determined by Administrative Agent to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction, (F) providing Administrative Agent promptly upon its request with proper legal descriptions of, and all other information and documents pertaining to, Debtor’s interest in real property, deposit accounts, brokerage accounts, securities accounts, and all other personal property assets of Debtor, and (G) providing such other information and documents, and executing such other appropriate documents or instruments, as Administrative Agent may reasonably request.

10.
Event of Default; Remedies. Upon the occurrence and during the continuation of an Event of Default, subject to the terms and conditions of the Credit Agreement, Administrative Agent has the following cumulative rights and remedies under this Agreement:
(a)
UCC Rights. Administrative Agent may exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by this Agreement and the other Loan Documents, at law, in equity or otherwise, including, without limitation,

(i) requiring Debtor to assemble all or part of the Collateral and make it available to Administrative Agent at a place to be designated by Administrative Agent which is reasonably convenient to Debtor and Administrative Agent, (ii) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral, (iii) applying to the Obligation any cash held by Administrative Agent, (iv) reducing any claim to judgment, (v) exercising the rights of offset or banker’s lien against the interest of Debtor in and to every account and other property of Debtor in Administrative Agent’s possession to the extent of the full amount of the Obligation, (vi) foreclosing the Security Interest and any other Liens Administrative Agent may have or otherwise realize upon any and all of the rights Administrative Agent may have in and to the Collateral, or any part thereof, and (vii) bringing suit or other proceedings before any Governmental Authority either for specific performance of any covenant or condition contained in any of the Loan Documents or in aid of the exercise of any right granted to Administrative Agent in any of the Loan Documents.

(b)
Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtor and to any other Person entitled to notice under the UCC; provided that, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Administrative Agent may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than twenty calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this Section 10(b). It shall not be necessary that the Collateral be at the location of any sale.
(c)
Standards for Exercising Rights and Remedies. To the extent that applicable Law imposes duties on Administrative Agent to exercise remedies in a commercially reasonable manner,

8

Debtor acknowledges and agrees that it is not commercially unreasonable for Administrative Agent

9

(i) to fail to incur expenses reasonably deemed significant by Administrative Agent in order to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other Law or under the Permitted Liens, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of unless such Collateral is subject to a Permitted Lien, (iii) to fail to exercise collection remedies against account debtors or other Obligors, directly or through the use of collection agencies and other collection specialists, (iv) to fail to remove Liens or any other encumbrances on, or any adverse claims against, any Collateral,

(v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, unless required by applicable Law, (vi) to contact other Persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, or (xi) to the extent deemed appropriate by Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Administrative Agent in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this Section 10(c) is to provide non-exhaustive indications of what actions or omissions by Administrative Agent would fulfill Administrative Agent’s duties under the UCC or other Law of any relevant jurisdiction in Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by Administrative Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 10(c). Without limiting the foregoing, nothing contained in this Section 10(c) shall be construed to grant any rights to Debtor or to impose any duties on Administrative Agent that would not have been granted or imposed by this Agreement or by applicable Law in the absence of this Section 10(c).

(d)
Debtor’s Agent. Administrative Agent shall be deemed to be irrevocably appointed as Debtor’s agent and attorney-in-fact with all right and power to protect, preserve, and realize upon the Collateral and to enforce all of Debtor’s rights and remedies under or in connection with the Collateral. Debtor hereby acknowledges and agrees that this power is coupled with an interest. Administrative Agent agrees with Debtor that Administrative Agent shall not exercise these rights unless an Event of Default exists and is continuing. All reasonable costs, expenses and liabilities incurred and all reasonable payments made by Administrative Agent as Debtor’s agent and attorney-in-fact, including, without limitation, reasonable attorney’s fees and expenses, shall be considered a loan by Administrative Agent to Debtor which shall be payable on demand, shall accrue interest at the Default Rate, and shall constitute part of the Obligation.
(e)
Sale. Administrative Agent’s sale of less than all of the Collateral shall not exhaust Administrative Agent’s rights under this Agreement unless the sale satisfies the Obligations. Administrative Agent is specifically empowered to make successive sales until the first to occur of

(i) satisfaction of the Obligations or (ii) all of the Collateral is sold. If the proceeds of a sale of less than all the Collateral shall be less than the Obligation, this Agreement and the Security Interest shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made. In the event any sale under this Agreement is not completed or is, in Administrative Agent’s opinion, defective, such sale shall not exhaust Administrative Agent’s rights under this

10

Agreement and Administrative Agent shall have the right to cause a subsequent sale or sales to be made at Debtor’s sole cost and expense, unless all Obligations have been satisfied in full. Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale under this Agreement as to nonpayment of the Obligation, or as to the occurrence or existence of any Event of Default, or as to Administrative Agent’s having declared all of such Obligation to be due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done by Administrative Agent, shall be taken as prima facie evidence of the truth of the facts so stated and recited, subject only to manifest error. Administrative Agent may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held or to be held by Administrative Agent, including the sending of notices and the conduct of sale.

(f)
Existence of Event of Default. Regarding the existence of any Event of Default for purposes of this Agreement, Debtor agrees that the Obligors or account debtors on any Collateral may rely upon written certification from Administrative Agent that such an Event of Default exists and Debtor expressly agrees that Administrative Agent shall not be liable to Debtor for any claims, damages, costs, expenses or causes of action of any nature whatsoever in connection with, arising out of, or related to Administrative Agent’s exercise of any rights, powers or remedies under any Loan Document, except for its own fraud, gross negligence, or willful misconduct.
(g)
Application of Proceeds. Administrative Agent shall apply the proceeds of any sale or other disposition of the Collateral under this Section 10 in the following order: (i) to the payment of all its reasonable expenses incurred in retaking, holding and preparing any of the Collateral for any sale or other disposition, in arranging for each such sale or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligation); (ii) to repay Administrative Agent for amounts reasonably expended by Administrative Agent under Section 11; (iii) to payment of the balance of the Obligation in the order and manner specified in the Credit Agreement; and (iv) to make any payments required under Sections 9.608(a)(1)(C) and 9.615(a)(3) of the UCC. Until the Obligation is indefeasibly paid in full (other than contingent obligations for which no claim has been made), Debtor shall remain liable for any deficiency. Any surplus remaining shall be delivered to Debtor or as a court of competent jurisdiction may direct.
(h)
Marshaling. The Administrative Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligation or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Administrative Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligation or under which any of the Obligation is outstanding or by which any of the Obligation is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.
11.
Other Rights of Administrative Agent.
(a)
Performance. In the event Debtor fails to preserve the priority of the Security Interest in any of the Collateral (other than priority against the Permitted Liens) or, upon the occurrence and during the continuance of an Event of Default, otherwise fails to perform any of its obligations under the Loan Documents with respect to the Collateral, then Administrative Agent may (but is not required to) prosecute or defend any suits in relation to the Collateral or take any other action which Debtor is required to take under the Loan Documents, but has failed to take.

11

Any sum which may be reasonably expended or paid by Administrative Agent under this Section 11 (including, without limitation, court costs and reasonable attorneys’ fees and expenses) shall bear interest from the date of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Debtor to Administrative Agent upon demand and shall be part of the Obligation.
(b)
Collateral in Administrative Agent’s Possession. If, while an Event of Default exists and is continuing, any Collateral comes into Administrative Agent’s possession, Administrative Agent may use such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Administrative Agent in respect of such Collateral. Debtor covenants to promptly reimburse and pay to Administrative Agent, at Administrative Agent’s request, the amount of all reasonable expenses incurred by Administrative Agent in connection with its custody and preservation of such Collateral, and all such expenses, costs, Taxes and other charges shall bear interest at the Default Rate until repaid and, together with such interest, shall be payable by Debtor to Administrative Agent upon demand and shall be part of the Obligation. However, the risk of accidental loss or damage to, or diminution in value of, Collateral is on Debtor, except to the extent determined by a final nonappealable judgment of a court of competent jurisdiction to have been caused by Administrative Agent’s own fraud, gross negligence, or willful misconduct. Administrative Agent shall have no liability for failure to obtain or maintain insurance, nor to determine whether any insurance is adequate as to amount, the risks insured, or any other matter to the extent Administrative Agent is acting in a commercially reasonable manner; provided, however, Debtor may, but shall not be obligated to, obtain or maintain such insurance to the extent that Administrative Agent elects not to obtain or maintain such insurance, and Administrative Agent acknowledges such right and agrees not to interfere with Debtor’s placement or maintenance of such insurance, as applicable; provided, further, that Debtor shall have no liability for failure to obtain or maintain such insurance to the extent that Administrative Agent has taken possession of the Collateral in accordance with the terms of this Agreement. With respect to Collateral that is in the possession of Administrative Agent, Administrative Agent shall have no duty to fix or preserve rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtor for what Administrative Agent actually collects or receives thereon.
(c)
Subrogation. If any of the proceeds of the Obligation are given in renewal or are an extension of, or are applied toward the payment of, indebtedness secured by any Lien, Administrative Agent shall be, and is hereby, subrogated to all of the rights, titles, interests and Liens securing the indebtedness so renewed, extended or paid.
12.
Miscellaneous.
(a)
Term. Upon full and final payment of the Obligation (other than contingent obligations for which no claim has been made) and final termination of all commitments to extend credit under the Credit Agreement without Administrative Agent having exercised its rights under this Agreement or any other Loan Document, this Agreement shall terminate; provided that, no Obligor or account debtor on any of the Collateral shall be obligated to inquire as to the termination

12

of this Agreement, but shall be fully protected in making payment directly to Administrative Agent and Administrative Agent shall promptly transfer the proceeds of such payment to Debtor. Administrative Agent’s obligation to transfer such proceeds to Debtor under the terms of this subsection shall survive termination of this Agreement.

(b)
Actions Not Releases. The Security Interest and Debtor’s obligations and Administrative Agent’s rights under this Agreement shall not be released, diminished, impaired or adversely affected by the occurrence of any one or more of the following events unless such events result in the full and final payment of the Obligation (other than contingent obligations for which no claim has been made) and final termination of all commitments to extend credit under the Credit Agreement: (i) the taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Loan Documents without Debtor’s consent, except as required therein; (iv) the insolvency, bankruptcy or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of Debtor, or any adjustment, indulgence, forbearance or compromise that may be granted or given by Administrative Agent to Debtor, in each case, except as required by the Loan Documents; (vi) any neglect, delay, omission, failure or refusal of Administrative Agent to take or prosecute any action in connection with any other agreement, document, guaranty or instrument evidencing, securing or assuring the payment of all or any of the Obligation; (vii) any failure of Administrative Agent to notify Debtor of any renewal, extension, or assignment of the Obligation or any part thereof, the release of any security under any other Loan Document or any other document or instrument, any other action taken or refrained from being taken by Administrative Agent against Debtor, or any new agreement between Administrative Agent and Debtor, it being understood that, except as expressly required by the Credit Agreement, Administrative Agent shall not be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Agreement or any Collateral ever delivered to or for the account of Administrative Agent under this Agreement; (viii) the illegality, invalidity or unenforceability of all or any part of the Obligation against any third party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, equity owners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Administrative Agent is required to refund such payment or pay the amount thereof to someone else.
(c)
Waivers. Except to the extent expressly otherwise provided in this Agreement or in any other Loan Documents, Debtor waives (i) any right to require Administrative Agent to proceed against any other Person, to exhaust its rights in Collateral, or to pursue any other right which Administrative Agent may have, (ii) demand, notice, protest, notice of acceptance, notice of loans made, Collateral received or delivered, notice of acceleration, notice of the intent to accelerate, all other demands and notes of any type or nature, and all other suretyship defenses; and

(iii) all rights of marshaling in respect of any or all of the Collateral.

(d)
Parties Bound. This Agreement shall be binding on Debtor and its successors and assigns and shall inure to the benefit of Administrative Agent and its successors and assigns.
(e)
Assignment. Debtor may not, without Administrative Agent’s prior written consent, assign any rights, duties or obligations under this Agreement, except to the extent permitted under the Credit Agreement. In the event of an assignment of all or part of the Obligation

13

permitted by the Credit Agreement, the Security Interest and other rights and benefits under this Agreement, to the extent applicable to the part of the Obligation so assigned, may be transferred with the Obligation.
(f)
Notice. Any notice or communication required or permitted under this Agreement must be given as prescribed in the Credit Agreement.
(g)
Amendments. This Agreement may only be amended by a writing executed by Debtor and Administrative Agent.
(h)
Multiple Counterparts and Facsimile Signatures. This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Agreement may be transmitted and signed by facsimile, and portable document format (PDF) and other electronic means. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on Debtor and Administrative Agent. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that, the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

14

13.
GOVERNING LAW. THIS AGREEMENT IS A “LOAN DOCUMENT” ENTERED INTO IN CONNECTION WITH THE CREDIT AGREEMENT AND SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE GOVERNING LAW SET FORTH IN SECTION 11.15(A) OF THE CREDIT AGREEMENT AND FURTHER SUBJECT TO THE RELATED PROVISIONS OF SECTIONS 11.15(B) – (D) OF THE CREDIT AGREEMENT.
14.
ENTIRETY. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG DEBTOR AND ADMINISTRATIVE AGENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY DEBTOR AND ADMINISTRATIVE AGENT. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures Pages Follow]

15

Security Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DEBTOR: NEXPOINT WATERFORD HOLDCO, LLC
By:
Name:
Title:

Signature Page to

NEXBANK CAPITAL, INC., as Administrative Agent
By:
Name:
Title:

Loan Purchase and Sale Agreement (NCI-NXRT 2605-S)

Page 2-10

SCHEDULE I TO ASSIGNMENT, ASSUMPTION, AND RECOGNITION AGREEMENT LOAN SCHEDULE

[ATTACHED]